UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05773

Voya Balanced Portfolio, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2018
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
■
Voya Balanced Portfolio

■
Voya Global Equity Portfolio

■
Voya Government Money Market Portfolio

■
Voya Growth and Income Portfolio

■
Voya Intermediate Bond Portfolio

■
Voya Small Company Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Setting Sail for the New Year
Dear Shareholder,
The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.
As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.
We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 31, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned -8.71% for the year ended December 31, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.
The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.
As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.
U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.
In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.
International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)

Common Stock	42.8%
Exchange-Traded Funds	20.0%
Corporate Bonds/Notes	8.7%
U.S. Government Agency Obligations	5.6%
Mutual Funds	4.9%
Collateralized Mortgage Obligations	4.2%
Asset-Backed Securities	3.5%
U.S. Treasury Obligations	3.4%
Commercial Mortgage-Backed Securities	1.5%
Foreign Government Bonds	0.4%
Preferred Stock	0.0%
Rights	0.0%
Assets in Excess of Other Liabilities*	5.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio uses an asset allocation strategy (“Strategic Asset Allocation”) to invest in a diversified portfolio of various asset classes and investment strategies. The Portfolio is managed by Christopher F. Corapi, Paul Zemsky, CFA, Barbara Reinhard, CFA, and Matthew Toms, CFA Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -6.83% compared to the S&P Target Risk® Growth Index, Bloomberg Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned -5.46%, 0.01%, -13.79% and -5.24%, respectively, for the same period.
Portfolio Specifics: The Portfolio started 2018 favoring equities over fixed income, with overweight positions in Japanese and emerging markets (“EM”) equities and underweight to developed international equities and high yield. The Portfolio also maintained its tactical overweight to domestic large growth to reduce the value bias in its strategic allocation.
In January, the Portfolio lowered its REITs position given the asset class’ historically negative beta to interest rates, which were potentially breaking into a higher range. The proceeds from the sale were allocated to U.S. large cap equities.
In March, the Portfolio closed its Japanese equities (U.S. dollar hedged) positions. The supporting thesis, that the Bank of Japan would keep the currency relatively weak, had failed to materialize. As an exporting nation, the strengthening of the yen over the period of the position was a headwind for Japanese equities. Proceeds from the sale were split between U.S. large cap and international equities.
At the end of April, we concluded the annual strategic asset allocation review with the primary allocation shift being an increase in
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

iShares Core MSCI Emerging Markets ETF	7.1%
iShares Russell 1000 Value ETF	4.4%
iShares 1-3 Year Treasury Bond ETF	4.0%
Voya Floating Rate Fund - Class P	3.0%
Invesco Senior Loan ETF	2.0%
Credit Suisse Commodity Return Strategy Fund - Class I	1.5%
United States Treasury Note, 3.125%, 11/15/28	1.4%
iShares Core S&P 500 ETF	1.0%
Microsoft Corp.	0.9%
Apple, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
EM equities funded by lowering the allocation to U.S. mid cap equities.
In June, the Portfolio enacted an underweight position to EM equities, splitting the proceeds between U.S. large cap equities and short duration bonds. At the time of the trade, the valuation of EM equities was not providing sufficient support against a worsening business outlook or renewed political uncertainty in the region.
In July, the Portfolio exited from high yield, reallocating the assets to core U.S. fixed income and short duration bonds. This was a tactical view that represented de-risking fixed income positions, given our views that both the credit and business cycles were in their latter stages.
In September, the Portfolio further reduced its exposure to EM equities in favor of domestic large cap equities. At the time of the trade, EM equities were entrenched in a bear market, having fallen 20% from their most recent peak. Even at those levels we found the valuation to be still in line with its EM’s five-year average and thus capable of moving another leg lower before valuations once again became attractive. On the fundamental side, economic data from China continued to show weakness through the summer, and copper prices and global ISM continued to slip.
We implemented two trades across the Portfolio in October. First, we increased duration in the Portfolio through the purchase of longer-maturity bonds, funded by reducing core U.S. fixed income. Second, we reduced the Portfolio’s exposure to shorter-maturity bonds and allocated the funds into EM equities, lessening our tactical underweight to EM.

Portfolio Managers’ Report	Voya Balanced Portfolio

In November, the Portfolio reduced its risk exposure, selling equities in favor of core U.S. fixed income. At the time of the trade, fundamental indicators showed the U.S. joining the rest of the world in a growth slowdown. Finally in December — based on concerns about muted future U.S. corporate earnings, continued interest-rate increases by the U.S. Federal Reserve Board (“Fed”) and the dimming outlook for the Eurozone — we further reduced the Portfolio’s equity exposures by selling U.S. mid cap and developed international equities and reinvesting the proceeds into fixed income.
Overall, tactical asset allocation moves relative to our strategic asset allocation had a positive impact.
Overall, underlying asset classes detracted from performance during the year. The fixed income sleeve and Voya Floating Rate Fund outperformed their respective benchmarks, while core stocks, domestic mid-cap stocks and international equities underperformed.
During the year, the Portfolios utilized derivatives to implement certain tactical positions to avoid significant manager disruption and provide the Portfolios with greater liquidity. Overall, the use of derivatives detracted from performance.
Current Strategy and Outlook: Risk assets sold off markedly during December, as investors reacted to statements from Federal Reserve officials, which suggested that interest rate hikes would continue apace in 2019. The United States led the charge lower as many global equity markets nursed losses during the year. Among the causes of weakness were economic deceleration in the U.S., weak data from China, trade geopolitics and the ongoing partial U.S. government shutdown. In our view, many indicators that tend to turn first around business cycle peaks are flashing red in several economies. The U.S. Treasury yield curve is flat by many measures; by some, it is inverted: the 12-month Treasury bill yield currently is higher than some other maturities. World trade volumes have slowed further in recent months and December business surveys remained weak in most major economies, in our view. Credit markets have not been immune to weakness. High yield spreads have gapped wider and in the investment grade sector spreads are widening on credit default swaps of some of the highest quality debt issuers. Concerns about covenant-lite issuance have pressured leveraged loans. We believe one of the few perceived “safe havens” have been U.S. Treasuries, as investors sought any port in the storm. Ten-year Treasury yields have declined to 2.68% from a high of 3.24% in early November.
We believe the composition of returns throughout December is noteworthy. The U.S. dollar held surprisingly steady, given the gyrations in U.S. markets. EM equities, while down, fared better than developed markets and the U.S., perhaps because EMs have been under steady pressure since June. We are closely watching the stimulus China has implemented to arrest its economic slowdown — while not yet on the scale seen in early 2016, we think it involves a meaningful number of initiatives. We are looking for a turn in the Chinese data in a few months.
Looking ahead, there is intense movement in the equity and bond markets, creating a lot of day-to-day volatility for investors to digest. This is where we believe that relying on our investment process of evaluating valuations, fundamentals and sentiment is critical. The quantitative data show on most measures equities have de-rated meaningfully over the past 12 months. At 14.5 times forward earnings, the U.S. equity market has not been this inexpensive since late 2013. The difficulty investors have with stepping in to buy at current valuations is an unclear handle on the earnings part of the ratio. Earnings revisions have been falling steadily, but even so, top-down forecasts are for 7% earnings growth in 2019, which looks to be a bit high in our view.
In terms of fundamentals, our models show rising probabilities of recession — not to the levels where one is imminent, but the deceleration in activity due to lapsing fiscal stimulus and Fed rate hikes is in fact biting. One only needs to see the cooling in the housing and auto sectors to observe the effect the rise in short-term rates has delivered over the past year. In our view, we need to see a trough in earnings revisions in the U.S. and globally, and a healing in the credit markets among other factors, to put in a durable bottom to equities. Lastly, investor sentiment is starting to reach oversold readings on a short-term view — but not yet as severely oversold as expected given the damage that has been inflicted on equities.
To be sure, sentiment can be a fickle factor, and there may be a meaningful counter-trend underway — sparked by dovish comments from the Fed. In these types of volatile conditions, to accept the risk of re-entering risk markets, we generally look for signals of adequate return potential from two of the three pillars of our investment process. Therefore, we believe a better clearing price for equities will unfold in the first half of 2019.

*
Effective May 1, 2018, Barbara Reinhard was added as a portfolio manager to the Portfolio. Christopher Corapi has announced he intends to retire effective on or about June 1, 2019. Accordingly, effective on or about June 1, 2019, Mr. Corapi will no longer serve as a portfolio manager for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class I	-6.83%	3.74%	7.90%
Class S	-7.03%	3.49%	7.63%
S&P Target Risk® Growth Index	-5.46%	4.47%	8.14%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
MSCI EAFE® Index	-13.79%	0.53%	6.32%
Russell 3000® Index	-5.24%	7.91%	13.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Global Equity Portfolio

Geographic Diversification as of December 31, 2018 (as a percentage of net assets)

United States	58.5%
Japan	9.4%
United Kingdom	5.5%
Canada	3.7%
Netherlands	3.5%
France	3.4%
Switzerland	2.6%
Germany	2.0%
Australia	1.7%
Hong Kong	1.5%
Countries between 0.2% – 1.1%^	6.3%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 11 countries, which each represents 0.2% – 1.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Portfolio* (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Steve Wetter, Kai Yee Wong, and Vincent Costa, CFA, Portfolio Managers** of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of  -9.11% compared to the MSCI World IndexSM (“MSCI World”) and the MSCI All Country World IndexSM***, which returned -8.71% and -9.42% respectively, for the same period.
Portfolio Specifics****: For year ended December 31, 2018, the Portfolio outperformed its benchmark, the MSCI World IndexSM, before deducting fees and operating expenses, but lagged net of those costs.
December 31, 2017 – April 30, 2018: Prior to the investment strategy change, the Portfolio underperformed the MSCI World IndexSM. The Portfolio underperformed due to unfavorable stock selection and sector allocation. Stock selection in information technology, industrials and consumer staples detracted. By contrast, consumer discretionary had the largest positive impact on performance.
May 1, 2018 – December 31, 2018: In terms of the Portfolio’s outperformance since the change of its principal investment strategy on May 1, 2018, low beta was a significant tailwind, dividend yield outperformed and the stock ranking model underperformed. Additionally, the Portfolio’s exposures to stock-specific risk negatively affected relative performance. On the regional level, stock selection was strongest within North America and weakest within Europe. On the sector level, portfolio holdings within the utilities and financials sectors had the largest positive impact on performance. At the individual stock level, overweight positions in Eli
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Apple, Inc.	1.7%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.3%
Royal Dutch Shell PLC - Class A	1.2%
Intel Corp.	1.1%
Bank of America Corp.	1.1%
Cisco Systems, Inc.	1.1%
Roche Holding AG	1.1%
Chevron Corp.	1.0%
AbbVie, Inc.	1.0%
Portfolio holdings are subject to change daily.
Lilly and Company, AES Corporation and Pfizer Inc. were among the key contributors for the period. By contrast, stock selection within the consumer staples and information technology sectors had the largest negative impact on returns. Key detractors for the period include overweight positions in Royal Mail plc and Convestro AG, and an underweight position in Microsoft Corporation.
Current Strategy and Outlook: This is an actively managed, quantitative global equity strategy designed to generate higher dividend income and total returns, with lower volatility and better downside capture, than the MSCI World. The investment process first seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each region-sector. The managers then seek to optimize the Portfolio’s potential to achieve its dividend, alpha and volatility objectives.

*
On March 15, 2018, the Portfolio’s Board of Directors approved changes with respect to the Portfolio’s principal investment strategies, primary benchmark and portfolio managers.

**
Effective May 1, 2018, Martin Jansen, Christopher F. Corapi, and Maya Venkatraman were removed as portfolio managers of the Portfolio and Steve Wetter and Kai Yee Wong were added as portfolio managers of the Portfolio. Effective June 30, 2018, James Ying was removed as a portfolio manager of the Portfolio.

***
Effective May 1, 2018, the Fund changed its primary benchmark from the MSCI All Country World IndexSM to the MSCI World IndexSM because the MSCI World IndexSM is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the types of securities in which the Portfolio now invests.

****
Beginning April 16, 2018 through the close of business on April 27, 2018, the Portfolio was in a transition period and may have held a large portion of the Portfolio’s assets in temporary investments.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Equity Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Classes S2 and T March 5, 2015
Class ADV	-9.26%	3.69%	7.44%	—
Class I(1)	-8.85%	4.15%	7.80%	—
Class S	-9.11%	3.95%	7.70%	—
Class S2	-9.27%	—	—	2.49%
Class T	-9.41%	—	—	2.32%
MSCI World IndexSM	-8.71%	4.56%	9.67%	3.75%
MSCI All Country World IndexSM	-9.42%	4.26%	9.46%	3.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/
or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class I incepted on March 5, 2015. The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective May 1, 2018, the Portfolio changed its primary benchmark from the MSCI All Country World IndexSM to the MSCI World IndexSM because the MSCI World IndexSM is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the types of securities in which the Portfolio invests.

Portfolio Managers’ Report	Voya Government Money Market Portfolio

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)

U.S. Government Agency Debt	40.0%
U.S. Treasury Repurchase Agreement	30.3%
U.S. Treasury Debt	30.2%
Investment Companies	9.9%
Liabilities in Excess of Other Assets	(10.4)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of 1.56% compared to the iMoneyNet Government Institutional Index, which returned 1.54% for the same period.
Portfolio Specifics: The U.S. labor market continued its gradual tightening during the annual period ending December 31, 2018, with unemployment dropping from 4.1% at the end of 2017 to 3.9% at the end of December 2018. The unemployment rate did hit a low of 3.7% in September but additional workers returning to the workforce seeking jobs increased the rate in the fourth quarter. We believe this is a sign of a strong labor market. Wage pressures and wage inflation have not materialized despite the tight labor market but the Federal Open Market Committee (“FOMC”) sees the potential for them to materialize over the medium term to longer term. U.S. economic growth was very healthy in 2018 with GDP growth expected to be approximately 2.9% for the year. This strength was partially offset by a slowing of global growth, particularly in China and the euro zone. U.S. inflation remains below the FOMC’s target of 2% as measured by Core Consumer Price Index (“CPI”) data and is not expected to reach the target level in the near-term but longer-term inflations expectations increased during the year.
In light of the strong economic backdrop, the FOMC was able to gradually raise short-term interest rates 0.25% at the March, June, September and December meetings. Short-term government money market rates increased during the period in line with the FOMC rate increases. The FOMC at the
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

United States Treasury Bill, 2.430%, 01/29/19	30.2%
Deutsche Bank Repurchase Agreement dated 12/31/18, 2.90%, due 1/2/2019, $80,230,924 to be received upon repurchase (Collateralized by $143,586,907, U.S. Treasury Interest component, 0.0%, Market Value plus accrued interest $82,624,540 due 5/15/37- 8/15/38)	17.3%
Deutsche Bank Repurchase Agreement dated 12/31/18, 2.90%, due 1/2/19, $60,009,667 to be received upon repurchase (Collateralized by $49,713,600, U.S. Treasury Bond, 2.000%-6.125%, Market Value plus accrued interest $61,200,059 due 1/15/26-2/15/45)	13.0%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 2.290%, 01/02/19	5.0%
Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.270%, 01/02/19	4.9%
Fannie Mae, 2.530%, 10/30/19	3.6%
Freddie Mac Discount Notes, 2.310%, 01/02/19	3.2%
Fannie Mae Discount Note, 2.330%, 01/02/19	3.2%
Federal Farm Credit Banks, 2.420%, 03/12/19	2.5%
Federal Farm Credit Banks, 2.640%, 05/16/19	2.4%
Portfolio holdings are subject to change daily.
December meeting projected two rate increases in 2019 based on their Dot Plot projections after projecting three increases during most of the year previously. The FOMC has indicated that they are now very much data dependent and a pause in the gradual hiking of rates may be warranted. We believe the market continues to discount the chances of these increases and is not fully pricing them into short-term money market rates.
Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Portfolio during the period. Maximizing the yield and the total return of the Portfolio remained a secondary objective in light of the current market conditions and risks associated with future rate increases.
The Portfolio maintained a shorter than normal weighted average maturity (“WAM”) during the majority of the period expecting the FOMC to continue to increase rates in the near-term and longer term. Market yields were not fully pricing in the rate increases until just prior to the rate hikes, which limited the ability to pick up additional yield from extending maturities. The Portfolio continued to maintain an exposure to floating rate money market securities with the expectation of higher rates longer-term as well as the modest pickup in yield over shorter-term fixed rate securities and added to the sector during the period.
Outlook and Current Strategy: Looking ahead, we believe the U.S. economy will see continued above average economic growth, low unemployment and tame inflation in the near-term but we do expect economic growth to slow from the 2018 pace. We believe the FOMC will be able to increase rates in 2019 but no longer on the gradual path we saw in 2018 as long as inflation does not reverse and economic data including labor statistics come in near or above the FOMC’s projections. We believe that market expectations of future FOMC rate increases as reflected by short-term money market rates will continue to discount future rate hikes limiting potential returns.
In terms of the Fund, we plan to maintain ample daily and weekly liquidity, while looking for opportunities to extend our WAM if or when the market starts to price in higher yields in anticipation of FOMC rate increases. We will otherwise maintain the shorter WAM, an exposure to floating rate securities and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Information Technology	19.5%
Health Care	15.6%
Financials	13.7%
Communication Services	10.4%
Industrials	8.7%
Consumer Discretionary	8.6%
Consumer Staples	8.1%
Energy	4.5%
Utilities	4.1%
Real Estate	3.2%
Materials	2.7%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, Kristy Finnegan, CFA, and James Dorment, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -4.46% compared to the S&P 500® Index, which returned -4.38% for the same period.
Portfolio Specifics: For the period ended December 31, 2018, the Portfolio outperformed the S&P 500® Index before deducting fees and operating expenses, but lagged net of those costs. On the sector level, stock selection within the healthcare and materials sectors had the largest positive impact on performance. At the individual stock level, key contributors occurred in the healthcare sector, including overweight positions in Merck & Co., Inc., Pfizer Inc. and Boston Scientific Corporation. By contrast, stock selection within the consumer discretionary and financial sectors had the largest negative impact on relative performance. Key detractors included Hubbell Incorporated, an electrical company within the industrial sector, Alphabet Inc., an internet software/services company and
Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)

Microsoft Corp.	5.3%
Alphabet, Inc. - Class A	4.7%
Verizon Communications, Inc.	2.9%
Pfizer, Inc.	2.8%
UnitedHealth Group, Inc.	2.5%
Johnson & Johnson	2.4%
JPMorgan Chase & Co.	2.4%
Coca-Cola Co.	2.3%
McDonald’s Corp.	2.3%
Cisco Systems, Inc.	2.3%
Portfolio holdings are subject to change daily.
Lam Research Corporation, a semiconductor company within the information technology sector.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio seeks to provide.

*
Christopher F. Corapi has announced he intends to retire effective on or about June 1, 2019. Accordingly, effective on or about June 1, 2019, Mr. Corapi will no longer serve as a portfolio manager for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-4.88%	6.13%	11.43%	—
Class I	-4.46%	6.62%	11.94%	—
Class S	-4.69%	6.35%	11.67%	—
Class S2	-4.82%	6.19%	—	13.44%
S&P 500® Index	-4.38%	8.49%	13.12%	15.69%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)

Corporate Bonds/Notes	29.3%
U.S. Government Agency Obligations	21.3%
Mutual Funds	18.4%
Collateralized Mortgage Obligations	15.3%
Asset-Backed Securities	10.9%
Commercial Mortgage-Backed Securities	4.3%
U.S. Treasury Obligations	4.3%
Foreign Government Bonds	0.2%
Convertible Bonds/Notes	0.1%
Municipal Bonds	0.0%
Preferred Stock	0.1%
Liabilities in Excess of Other Assets*	(4.2)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -0.54% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01% for the same period.
Portfolio Specifics: The Portfolio underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, due primarily to sector allocations, while security selection was positive. Duration/yield curve positioning was defensive for most of the year and had no impact on performance.
Fixed income performance swung dramatically over 2018, with 10-year yields rising in the first half of the year, as improved growth prospects and the passage of corporate tax reform fueled optimism. With a healthy economic landscape, the U.S. Federal Reserve Board (“Fed”) raised official short-term rates four times. Optimism was slashed, however, as elevated tensions between the United States and China, political gridlock in Washington and a growing fear of a risk to recession in the U.S. fueled a significant sell-off in equities and, in turn, fed a flight to quality that benefited the U.S. Treasury market. Meanwhile, non-government sectors struggled to keep pace with the rebound in U.S. Treasuries in the fourth quarter.
Security selection among investment grade corporate bonds, commercial mortgage-backed securities (“CMBS”), agency mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) all contributed to returns. Among investment
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

Voya Investment Grade Credit Fund - Class P	3.9%
Voya Emerging Markets Hard Currency Debt Fund - Class P	3.7%
Voya Securitized Credit Fund - Class P	3.1%
Voya High Yield Bond Fund - Class P	3.0%
Voya Emerging Markets Corporate Debt Fund - Class P	2.5%
United States Treasury Bond, 3.000%, 08/15/48	1.9%
Ginnie Mae, 3.500%, 10/20/41	1.9%
Voya Emerging Markets Local Currency Debt Fund - Class P	1.5%
United States Treasury Note, 3.125%, 11/15/28	1.1%
Fannie Mae, 3.500%, 08/01/46	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
grade corporates, selection was aided by our strategy to favor short/intermediate term corporate bonds over longer maturities. Adding to relative results were our selection of higher-yielding non-agency CMBS opportunities, and in agency MBS our selection of agency collateralized mortgage obligations. Within our ABS allocation, investments in higher-yield CLOs also contributed modestly.
Sector allocation, particularly in the final three months of 2018, detracted from performance as “spread” markets meaningfully underperformed U.S. Treasuries in a flight to quality. (Spread assets are debt instruments that typically are priced in terms of their yield differential, or spread, to comparable maturity U.S. Treasury securities.) During the period, the Portfolio’s allocations of investment grade and high yield corporate bonds were overweight compared to the benchmark; those overweight positions detracted from results as corporate bonds underperformed. By contrast, more defensive security positioning helped to offset some of this underperformance: allocations to the generally lower risk ABS sector partially offset the detraction from corporate credit allocations. The Portfolio’s holdings of non-agency residential mortgage-backed securities (“RMBS”) and credit risk transfer securities (“CRTs”) further contributed to performance in 2018.
The Portfolio used derivatives such as futures, swaps, options and forward contracts, for hedging and overall risk management. The use of derivatives positively impacted performance for the period.

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Current Strategy and Outlook: With headlines painting the yield curve inversion as a precursor of economic doom, it is important for investors to remember that an inverted yield curve represents fear of a recession, we believe it does not cause a recession. While we see a deceleration in U.S. growth towards trend, we believe investment and improved productivity will support a modestly higher level of potential growth and limit inflationary risks. Meanwhile, we believe a more data-dependent Fed will take a break from its rate hikes, supported by limited inflation, a decelerating U.S. economy, elevated global trade tensions and U.S. political gridlock feeding market fears and volatility.
In our view, the repricing of corporate credit markets in late 2018 offers compelling entry points for investment grade and high yield corporate bonds. Overall, we believe the outlook for investment grade credit remains attractive with earnings reinforcing a supportive fundamental picture. We believe technical factors — including new corporate bond issuance — are likely to dominate near-term investment grade spread moves. Meanwhile, corporate high yield began 2019 with a market yield nearing 8%. With a pause from the Fed expected on the horizon, coupled with continued low default rates, these levels look attractive. We believe positive technical factors and improved valuations should lead to near-term outperformance.
In our opinion, securitized sectors continue to offer opportunity, especially in an environment of a slower Fed. We believe Agency MBS fundamentals remain solid with subdued prepays, while the Fed’s transparency in monetary policy and balance sheet normalization has helped the market adjust to the additional supply. We believe that a lack of Fed demand for agency MBS could impair the performance for “current” lower coupon mortgages, while slower prepays should provide a buffer for higher premium coupons.
In non-agency RMBS, we are positive but moderating our outlook given shifting valuations across the fixed income landscape. For legacy product, the opportunity set continues to dwindle, which has led some investors to hoard their investments. We expect stout technical factors and strong credit performance to remain well bid. Meanwhile, CRTS, relative value has improved somewhat and demand remains firm for this floating-rate asset class. We look for CMBS to perform well into the start of 2019, with relatively firm investor interest, a manageable new issue pipeline and supportive fundamentals. Overall, we are neutral on collateralized loan obligations (“CLOs”), preferring higher quality tranches. CLOs have been subjected to a wave of negative headwinds, from supply concerns to looser lending standards to investor outflow from senior bank loans, the underlying collateral to CLOs. Current valuations and the structural support offers select opportunities, while insurance companies and institutional asset managers are likely to provide an offset to retail worries, in our view.
The repricing of credit markets across the corporate and securitized spectrum in late 2018 against a backdrop of a moderating Fed and more benign economic outlook compels us to seek out opportunities on market weakness in non-government sectors with a bias towards liquidity. We believe markets will overshoot as investors overestimate downside risks and believe this will provide opportunities as a more benign scenario plays out in the year ahead.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-1.08%	2.67%	4.81%	—
Class I	-0.54%	3.18%	5.35%	—
Class S	-0.82%	2.94%	5.10%	—
Class S2	-0.98%	2.76%	—	5.34%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%	3.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Small Company Portfolio

Sector Diversification as of December 31, 2018 (as a percentage of net assets)

Financials	21.7%
Industrials	16.6%
Information Technology	15.6%
Health Care	11.8%
Consumer Discretionary	8.2%
Real Estate	7.7%
Utilities	4.2%
Materials	3.9%
Energy	2.4%
Consumer Staples	2.2%
Communication Services	1.6%
Exchange-Traded Funds	1.5%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of  -15.84% compared to the Russell 2000® Index, which returned -11.01% for the same period.
Portfolio Specifics: For the reporting period ended December 31, 2018, the Portfolio underperformed the Russell 2000® Index. The lag was due to negative security selection effects, despite a partial offset from positive asset allocation effects. On the sector level, stock selection within the consumer services and retail sectors had the largest negative impact on relative performance. Key detractors included overweight positions in Forum Energy Technologies, Inc., Camping World Holdings, Inc. and Marriott Vacations Worldwide Corporation. By contrast, the healthcare equipment and services, and consumer durables, sectors exerted the largest positive impact on performance. At the individual stock level, key contributors included overweight positions in Amedisys, Inc., Electro Scientific Industries, Inc. and Americold Realty Trust. The Portfolio’s allocation to cash, although within typical range, also contributed favorably to relative performance in a period of declining stock prices.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on
Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)

iShares Russell 2000 ETF	1.5%
j2 Global, Inc.	1.4%
Cousins Properties, Inc.	1.3%
ACI Worldwide, Inc.	1.3%
Idacorp, Inc.	1.3%
CACI International, Inc.	1.2%
First Industrial Realty Trust, Inc.	1.2%
Woodward, Inc.	1.2%
Barnes Group, Inc.	1.2%
Selective Insurance Group	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Portfolio is well positioned, as we believe that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Small Company Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	-16.22%	3.75%	11.09%
Class I	-15.84%	4.27%	11.64%
Class R6(1)	-15.85%	4.27%	11.64%
Class S	-16.05%	4.01%	11.37%
Russell 2000® Index	-11.01%	4.41%	11.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy.
The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
Voya Balanced Portfolio
Class I	$1,000.00	$940.00	0.67%	$3.28	$1,000.00	$1,021.83	0.67%	$3.41
Class S	1,000.00	939.00	0.92	4.50	1,000.00	1,020.57	0.92	4.69
Voya Global Equity Portfolio
Class ADV	$1,000.00	$924.40	1.11%	$5.38	$1,000.00	$1,019.61	1.11%	$5.65
Class I	1,000.00	926.10	0.61	2.96	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	925.00	0.86	4.17	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	924.30	1.01	4.90	1,000.00	1,020.11	1.01	5.14
Class T	1,000.00	923.40	1.21	5.87	1,000.00	1,019.11	1.21	6.16
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,009.10	0.34%	$1.72	$1,000.00	$1,023.49	0.34%	$1.73
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$943.50	1.03%	$5.05	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	945.60	0.58	2.84	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	944.40	0.83	4.07	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	944.00	0.98	4.80	1,000.00	1,020.27	0.98	4.99

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,010.60	1.03%	$5.22	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	1,013.20	0.53	2.69	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	1,011.90	0.78	3.96	1,000.00	1,021.27	0.78	3.97
Class S2	1,000.00	1,011.10	0.93	4.71	1,000.00	1,020.52	0.93	4.74
Voya Small Company Portfolio
Class ADV	$1,000.00	$814.20	1.39%	$6.36	$1,000.00	$1,018.20	1.39%	$7.07
Class I	1,000.00	816.10	0.89	4.07	1,000.00	1,020.72	0.89	4.53
Class R6	1,000.00	815.60	0.89	4.07	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	815.10	1.14	5.22	1,000.00	1,019.46	1.14	5.80

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors/Trustees
Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, and Voya Intermediate Bond Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global Equity Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, and Voya Small Company Portfolio, (the Funds), each a series of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively, including the summary portfolios and portfolio of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 22, 2019

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
ASSETS:
Investments in securities at fair value+*	$321,152,231	$549,612,967	$—
Investments in affiliates at fair value**	12,076,017	—	—
Short-term investments at fair value***	35,593,041	10,232,651	—
Repurchase agreements	—	—	140,218,000
Short-term investments at amortized cost	—	—	371,297,417
Cash	101,890	273,096	28,965
Cash collateral for futures	3,207,538	—	—
Cash pledged for centrally cleared swaps (Note 2)	442,000	—	—
Foreign currencies at value****	90,688	2,250	—
Receivables:
Investment securities sold	2,840	82,397	91,883,062
Investment securities sold on a delayed-delivery or when-issued basis	2,133,328	—	—
Fund shares sold	64,860	2,103,727	393
Dividends	202,202	1,534,539	4,071
Interest	589,644	—	333,976
Foreign tax reclaims	147,857	1,358,413	—
Unrealized appreciation on forward foreign currency contracts	47,012	—	—
Unrealized appreciation on forward premium swaptions	69,463	—	—
Prepaid expenses	1,992	3,271	2,011
Reimbursement due from manager	—	6,615	—
Other assets	52,100	48,077	130,874
Total assets	375,974,703	565,258,003	603,898,769
LIABILITIES:
Payable for investment securities purchased	2,247,013	82,496	139,748,671
Payable for investment securities purchased on a delayed-delivery or when-issued basis	9,520,331	—	—
Payable for fund shares redeemed	19,297	33,815	640,357
Payable for foreign cash collateral for futures*****	25	—	—
Payable upon receipt of securities loaned	13,293,576	9,339,651	—
Unrealized depreciation on forward foreign currency contracts	55,402	—	—
Variation margin payable on centrally cleared swaps	7,865	—	—
Payable for investment management fees	180,557	268,231	117,611
Payable for distribution and shareholder service fees	584	104,863	—
Payable for directors/trustees fees	1,996	3,256	2,165
Payable to directors/trustees under the deferred compensation plan (Note 6)	52,100	48,077	130,874
Other accrued expenses and liabilities	115,337	207,473	67,778
Total liabilities	25,494,083	10,087,862	140,707,456
NET ASSETS	$350,480,620	$555,170,141	$463,191,313
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$343,865,773	$578,092,980	$463,322,165
Total distributable earnings (loss)	6,614,847	(22,922,839)	(130,852)
NET ASSETS	$350,480,620	$555,170,141	$463,191,313
+ Including securities loaned at value	$12,896,128	$8,876,184	$—
* Cost of investments in securities	$336,544,188	$600,932,815	$—
** Cost of investments in affiliates	$12,738,492	$—	$—
*** Cost of short-term investments	$35,593,041	$10,232,651	$—
**** Cost of foreign currencies	$93,413	$2,285	$—
***** Cost of payable for foreign cash collateral for futures	$25	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$15,225,167	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	1,580,986	n/a
Net asset value and redemption price per share	n/a	$9.63	n/a
Class I
Net assets	$347,787,820	$132,479,869	$463,191,313
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	24,666,307	13,768,494	463,063,992
Net asset value and redemption price per share	$14.10	$9.62	$1.00
Class S
Net assets	$2,692,800	$375,359,003	n/a
Shares authorized	500,000,000	300,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	192,116	38,848,979	n/a
Net asset value and redemption price per share	$14.02	$9.66	n/a
Class S2
Net assets	n/a	$272,728	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	28,574	n/a
Net asset value and redemption price per share	n/a	$9.54	n/a
Class T
Net assets	n/a	$31,833,374	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	3,318,015	n/a
Net asset value and redemption price per share	n/a	$9.59	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$2,853,223,889	$3,027,480,309	$514,081,592
Investments in affiliates at fair value**	—	650,206,822	—
Short-term investments at fair value***	52,949,945	118,231,980	24,879,398
Cash	898,700	911,277	188,252
Cash collateral for futures	—	4,275,754	—
Cash pledged for centrally cleared swaps (Note 2)	—	11,516,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	530,000	—
Foreign currencies at value****	—	77	—
Receivables:
Investment securities sold	—	31,246	2,227,885
Investment securities sold on a delayed-delivery or when-issued basis	—	98,364,696	—
Fund shares sold	650,746	44,669	8,734,223
Dividends	3,798,437	12,443	557,743
Interest	—	20,601,594	—
Unrealized appreciation on forward foreign currency contracts	—	1,867,886	—
Unrealized appreciation on forward premium swaptions	—	2,843,470	—
Prepaid expenses	16,166	18,498	3,422
Other assets	247,415	375,948	45,236
Total assets	2,911,785,298	3,937,312,669	550,717,751
LIABILITIES:
Income distribution payable	—	1,366	—
Payable for investment securities purchased	—	15,623,292	13,032,182
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	258,997,555	—
Payable for fund shares redeemed	1,174,308	42,017,260	125,048
Payable upon receipt of securities loaned	28,857,945	81,871,346	9,311,398
Unrealized depreciation on forward foreign currency contracts	—	2,154,017	—
Variation margin payable on centrally cleared swaps	—	120,828	—
Cash received as collateral for OTC derivatives (Note 2)	—	2,749,000	—
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	1,686,360	—
Payable for investment management fees	1,393,465	1,513,945	391,519
Payable for distribution and shareholder service fees	422,256	607,086	20,520
Payable for directors/trustees fees	16,530	18,864	3,332
Payable to directors/trustees under the deferred compensation plan (Note 6)	247,415	375,948	45,236
Other accrued expenses and liabilities	334,123	601,838	88,445
Total liabilities	32,446,042	408,338,705	23,017,680
NET ASSETS	$2,879,339,256	$3,528,973,964	$527,700,071
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,542,727,462	$3,662,379,199	$532,098,800
Total distributable earnings (loss)	336,611,794	(133,405,235)	(4,398,729)
NET ASSETS	$2,879,339,256	$3,528,973,964	$527,700,071
+ Including securities loaned at value	$28,166,705	$80,122,727	$9,065,342
* Cost of investments in securities	$2,617,796,517	$3,057,113,313	$582,024,771
** Cost of investments in affiliates	$—	$699,183,304	$—
*** Cost of short-term investments	$52,949,945	$118,230,540	$24,879,398
**** Cost of foreign currencies	$—	$83	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$824,943,085	$265,203,776	$6,341,558
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	33,776,854	21,734,559	426,880
Net asset value and redemption price per share	$24.42	$12.20	$14.86
Class I
Net assets	$1,602,431,868	$986,608,140	$435,018,927
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	64,583,549	79,993,792	27,627,584
Net asset value and redemption price per share	$24.81	$12.33	$15.75
Class R6
Net assets	n/a	n/a	$6,114,786
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	388,200
Net asset value and redemption price per share	n/a	n/a	$15.75
Class S
Net assets	$451,557,308	$2,255,122,440	$80,224,800
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	18,477,722	184,085,234	5,244,624
Net asset value and redemption price per share	$24.44	$12.25	$15.30
Class S2
Net assets	$406,995	$22,039,608	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	16,870	1,805,862	n/a
Net asset value and redemption price per share	$24.13	$12.20	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio	Voya Growth and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,711,771	$20,897,253	$15,160	$76,040,427
Interest, net of foreign taxes withheld*	3,428,254	5,649	8,120,717	168,777
Dividends from affiliated underlying funds	1,226,548	—	—	—
Securities lending income, net	80,855	120,718	—	558,105
Other	6,552	37,381	—	60,512
Total investment income	11,453,980	21,061,001	8,135,877	76,827,821
EXPENSES:
Investment management fees	2,394,622	3,601,340	1,516,089	19,836,729
Distribution and shareholder service fees:
Class ADV	—	90,890	—	4,761,285
Class S	7,949	1,106,699	113	1,314,635
Class S2	—	1,361	—	1,720
Class T	—	278,192	—	—
Transfer agent fees	564	1,400	679	9,398
Shareholder reporting expense	33,290	59,904	38,549	194,350
Professional fees	29,820	55,240	27,775	134,190
Custody and accounting expense	176,516	183,424	47,450	326,755
Directors/trustees fees	15,964	26,048	17,324	132,245
License fee	8,559	—	—	—
Transition cost (Note 6)	—	62,000	—	—
Miscellaneous expense	22,677	37,138	21,919	107,225
Interest expense	1,116	2,997	3,373	701
Total expenses	2,691,077	5,506,633	1,673,271	26,819,233
Waived and reimbursed fees	—	(139,305)	(194,976)	(1,963,921)
Net expenses	2,691,077	5,367,328	1,478,295	24,855,312
Net investment income	8,762,903	15,693,673	6,657,582	51,972,509
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (Note 6)	18,339,413	97,493,352	81,704	300,209,924
Sale of affiliated underlying funds	(247,323)	—	—	—
Forward foreign currency contracts	249,626	—	—	—
Foreign currency related transactions	(10,925)	(61,052)	—	—
Futures (Note 6)	(1,575,252)	1,119,873	—	—
Swaps	180,082	—	—	—
Net realized gain	16,935,621	98,552,173	81,704	300,209,924
Net change in unrealized appreciation (depreciation) on:
Investments (Note 6)	(49,282,624)	(168,199,118)	—	(482,083,171)
Affiliated underlying funds	(938,280)	—	—	—
Forward foreign currency contracts	707	—	—	—
Foreign currency related transactions	(10,732)	(54,155)	—	—
Futures	(848,254)	(1,063,402)	—	—
Swaps	(91,884)	—	—	—
Net change in unrealized appreciation (depreciation)	(51,171,067)	(169,316,675)	—	(482,083,171)
Net realized and unrealized gain (loss)	(34,235,446)	(70,764,502)	81,704	(181,873,247)
Increase (decrease) in net assets resulting from operations	$(25,472,543)	$(55,070,829)	$6,739,286	$(129,900,738)
* Foreign taxes withheld	$165,214	$1,209,677	$—	$712,715
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$226,283	$7,742,319
Interest, net of foreign taxes withheld*	116,701,225	909
Dividends from affiliated underlying funds	32,730,345	—
Securities lending income, net	606,988	197,622
Other	3,005	92,414
Total investment income	150,267,846	8,033,264
EXPENSES:
Investment management fees	18,863,470	5,664,649
Distribution and shareholder service fees:
Class ADV	1,451,523	38,594
Class S	6,045,256	256,960
Class S2	91,874	—
Transfer agent fees	6,338	1,454
Shareholder reporting expense	260,245	53,120
Professional fees	189,930	51,057
Custody and accounting expense	511,361	90,950
Directors/trustees fees	150,912	26,657
Miscellaneous expense	152,741	40,305
Interest expense	4,334	15,308
Total expenses	27,727,984	6,239,054
Waived and reimbursed fees	(50,053)	—
Net expenses	27,677,931	6,239,054
Net investment income	122,589,915	1,794,210
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(48,401,173)	63,492,935
Sale of affiliated underlying funds	(3,860,448)	—
Capital gain distributions from affiliated underlying funds	665,103	—
Forward foreign currency contracts	9,494,057	—
Foreign currency related transactions	(533,177)	—
Futures	(9,260,401)	—
Swaps	5,124,286	—
Net realized gain (loss)	(46,771,753)	63,492,935
Net change in unrealized appreciation (depreciation) on:
Investments	(68,636,174)	(163,071,636)
Affiliated underlying funds	(45,102,622)	—
Forward foreign currency contracts	434,505	—
Foreign currency related transactions	3,317	—
Futures	5,948,638	—
Swaps	(3,048,189)	—
Net change in unrealized appreciation (depreciation)	(110,400,525)	(163,071,636)
Net realized and unrealized loss	(157,172,278)	(99,578,701)
Decrease in net assets resulting from operations	$(34,582,363)	$(97,784,491)
* Foreign taxes withheld	$12,860	$873
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global Equity Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$8,762,903	$8,573,681	$15,693,673	$12,037,939
Net realized gain	16,935,621	31,617,977	98,552,173	60,640,114
Net change in unrealized appreciation (depreciation)	(51,171,067)	18,239,196	(169,316,675)	76,872,082
Increase (decrease) in net assets resulting from operations	(25,472,543)	58,430,854	(55,070,829)	149,550,135
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	—	—	(678,675)	(370,586)
Class I	(38,219,666)	(10,867,103)	(7,921,491)	(3,602,681)
Class S	(289,441)	(87,514)	(19,537,870)	(10,272,423)
Class S2	—	—	(13,091)	(8,101)
Class T	—	—	(1,273,805)	(720,568)
Total distributions	(38,509,107)	(10,954,617)	(29,424,932)	(14,974,359)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,110,433	6,144,073	8,257,608	12,033,042
Reinvestment of distributions	38,509,107	10,954,617	29,424,932	14,974,359
	57,619,540	17,098,690	37,682,540	27,007,401
Cost of shares redeemed	(71,719,538)	(57,127,098)	(101,268,523)	(156,158,099)
Net decrease in net assets resulting from capital share transactions	(14,099,998)	(40,028,408)	(63,585,983)	(129,150,698)
Net increase (decrease) in net assets	(78,081,648)	7,447,829	(148,081,744)	5,425,078
NET ASSETS:
Beginning of year or period	428,562,268	421,114,439	703,251,885	697,826,807
End of year or period	$350,480,620	$428,562,268	$555,170,141	$703,251,885

(1) Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$6,657,582	$2,683,133	$51,972,509	$51,914,349
Net realized gain	81,704	100,629	300,209,924	452,172,876
Net change in unrealized appreciation (depreciation)	—	—	(482,083,171)	136,328,667
Increase (decrease) in net assets resulting from operations	6,739,286	2,783,762	(129,900,738)	640,415,892
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	—	—	(99,614,503)	(126,119,965)
Class I	(6,729,717)	(2,783,500)	(197,263,266)	(240,438,169)
Class S	(591)	(218)	(55,646,599)	(70,631,483)
Class S2	—	—	(48,307)	(51,609)
Total distributions	(6,730,308)	(2,783,768)	(352,572,675)	(437,241,226)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	116,264,254	62,022,014	14,502,562	24,739,915
Reinvestment of distributions	6,730,039	2,783,764	352,351,607	436,956,279
	122,994,293	64,805,778	366,854,169	461,696,194
Cost of shares redeemed	(98,447,467)	(130,827,430)	(478,362,629)	(643,283,459)
Net increase (decrease) in net assets resulting from capital share transactions	24,546,826	(66,021,652)	(111,508,460)	(181,587,265)
Net increase (decrease) in net assets	24,555,804	(66,021,658)	(593,981,873)	21,587,401
NET ASSETS:
Beginning of year or period	438,635,509	504,657,167	3,473,321,129	3,451,733,728
End of year or period	$463,191,313	$438,635,509	$2,879,339,256	$3,473,321,129

(1) Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$122,589,915	$125,405,123	$1,794,210	$3,115,702
Net realized gain (loss)	(46,771,753)	36,560,294	63,492,935	100,396,816
Net change in unrealized appreciation (depreciation)	(110,400,525)	38,246,665	(163,071,636)	(27,255,603)
Increase (decrease) in net assets resulting from operations	(34,582,363)	200,212,082	(97,784,491)	76,256,915
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(9,119,081)	(8,924,236)	(1,214,551)	(668,667)
Class I	(37,979,967)	(38,341,421)	(83,024,164)	(63,838,068)
Class R6	—	—	(1,074,401)	(447,197)
Class S	(82,137,787)	(85,370,560)	(15,968,030)	(13,566,861)
Class S2	(747,515)	(722,379)	—	—
Total distributions	(129,984,350)	(133,358,596)	(101,281,146)	(78,520,793)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	105,606,814	125,803,650	61,001,640	109,590,170
Reinvestment of distributions	129,976,588	133,354,061	101,281,146	78,520,793
	235,583,402	259,157,711	162,282,786	188,110,963
Cost of shares redeemed	(584,311,413)	(682,116,403)	(168,560,259)	(143,931,177)
Net increase (decrease) in net assets resulting from capital share transactions	(348,728,011)	(422,958,692)	(6,277,473)	44,179,786
Net increase (decrease) in net assets	(513,294,724)	(356,105,206)	(205,343,110)	41,915,908
NET ASSETS:
Beginning of year or period	4,042,268,688	4,398,373,894	733,043,181	691,127,273
End of year or period	$3,528,973,964	$4,042,268,688	$527,700,071	$733,043,181

(1) Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-18	16.69	0.34•	(1.37)	(1.03)	0.36	1.20	—	1.56	—	14.10	(6.83)	0.67	0.67	0.67	2.20	347,788	184
12-31-17	14.93	0.32•	1.85	2.17	0.41	—	—	0.41	—	16.69	14.73	0.67	0.65	0.65	2.01	425,002	174
12-31-16	14.10	0.30•	0.78	1.08	0.25	—	—	0.25	—	14.93	7.82	0.67	0.62	0.62	2.09	417,376	184
12-31-15	14.64	0.28•	(0.54)	(0.26)	0.28	—	—	0.28	—	14.10	(1.86)	0.67	0.62	0.62	1.90	438,912	193
12-31-14	14.01	0.31•	0.55	0.86	0.23	—	—	0.23	—	14.64	6.22	0.63	0.63	0.63	2.18	507,213	192
Class S
12-31-18	16.59	0.30•	(1.36)	(1.06)	0.31	1.20	—	1.51	—	14.02	(7.03)	0.92	0.92	0.92	1.94	2,693	184
12-31-17	14.85	0.28•	1.82	2.10	0.36	—	—	0.36	—	16.59	14.37	0.92	0.90	0.90	1.76	3,560	174
12-31-16	14.01	0.26•	0.79	1.05	0.21	—	—	0.21	—	14.85	7.62	0.92	0.87	0.87	1.84	3,738	184
12-31-15	14.55	0.24•	(0.54)	(0.30)	0.24	—	—	0.24	—	14.01	(2.14)	0.92	0.87	0.87	1.65	4,058	193
12-31-14	13.92	0.28•	0.55	0.83	0.20	—	—	0.20	—	14.55	5.99	0.88	0.88	0.88	1.94	4,797	192
Voya Global Equity Portfolio
Class ADV
12-31-18	11.02	0.23•	(1.21)	(0.98)	0.40	0.01	—	0.41	—	9.63	(9.26)(a)	1.12	1.11	1.11	2.12	15,225	147
12-31-17	9.12	0.14•	1.95	2.09	0.19	—	—	0.19	—	11.02	23.10	1.10	1.10	1.10	1.43	19,605	60
12-31-16	8.85	0.16•	0.31	0.47	0.20	—	—	0.20	—	9.12	5.53	1.10	1.10	1.10	1.87	19,883	101
12-31-15	9.11	0.21•	(0.47)	(0.26)	—	—	—	—	—	8.85	(2.85)(b)	1.11	1.11	1.11	2.26	23,880	83
12-31-14	8.94	0.19	0.22	0.41	0.24	—	—	0.24	—	9.11	4.65	1.12	1.12	1.12	2.03	1,279	88
Class I
12-31-18	11.13	0.29•	(1.22)	(0.93)	0.57	0.01	—	0.58	—	9.62	(8.85)(a)	0.62	0.61	0.61	2.63	132,480	147
12-31-17	9.21	0.20•	1.96	2.16	0.24	—	—	0.24	—	11.13	23.73	0.60	0.60	0.60	1.91	162,746	60
12-31-16	8.94	0.21•	0.31	0.52	0.25	—	—	0.25	—	9.21	6.00	0.60	0.60	0.60	2.36	150,824	101
03-05-15(5) - 12-31-15	9.63	0.22•	(0.85)	(0.63)	0.06	—	—	0.06	—	8.94	(6.64)(b)	0.61	0.61	0.61	2.78	165,749	83
Class S
12-31-18	11.12	0.26•	(1.23)	(0.97)	0.48	0.01	—	0.49	—	9.66	(9.11)(a)	0.87	0.86	0.86	2.37	375,359	147
12-31-17	9.20	0.17•	1.96	2.13	0.21	—	—	0.21	—	11.12	23.44	0.85	0.85	0.85	1.67	480,936	60
12-31-16	8.93	0.19•	0.31	0.50	0.23	—	—	0.23	—	9.20	5.76	0.85	0.85	0.85	2.11	485,551	101
12-31-15	9.20	0.22•	(0.44)	(0.22)	0.05	—	—	0.05	—	8.93	(2.47)(b)	0.86	0.86	0.86	2.38	558,519	83
12-31-14	9.03	0.21•	0.22	0.43	0.26	—	—	0.26	—	9.20	4.87	0.87	0.87	0.87	2.28	168,482	88
Class S2
12-31-18	10.95	0.23•	(1.20)	(0.97)	0.43	0.01	—	0.44	—	9.54	(9.27)(a)	1.02	1.01	1.01	2.17	273	147
12-31-17	9.07	0.15•	1.94	2.09	0.21	—	—	0.21	—	10.95	23.29	1.00	1.00	1.00	1.46	422	60
12-31-16	8.80	0.18	0.30	0.48	0.21	—	—	0.21	—	9.07	5.64	1.03	1.00	1.00	1.98	278	101
03-05-15(5) - 12-31-15	9.52	0.14•	(0.80)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(b)	1.11	1.01	1.01	1.86	288	83
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Portfolio (continued)
Class T
12-31-18	10.96	0.22•	(1.21)	(0.99)	0.37	0.01	—	0.38	—	9.59	(9.41)(a)	1.37	1.21	1.21	2.03	31,833	147
12-31-17	9.07	0.13•	1.93	2.06	0.17	—	—	0.17	—	10.96	22.95	1.35	1.20	1.20	1.30	39,544	60
12-31-16	8.80	0.16•	0.30	0.46	0.19	—	—	0.19	—	9.07	5.41	1.35	1.20	1.20	1.79	41,291	101
03-05-15(5) - 12-31-15	9.52	0.17•	(0.83)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(b)	1.36	1.21	1.21	2.21	53,997	83
Voya Government Money Market Portfolio
Class I
12-31-18	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.56	0.39	0.34	0.34	1.54	463,191	—
12-31-17	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.61	0.39	0.34	0.34	0.58	438,591	—
12-31-16	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.18	0.39	0.34	0.34	0.08	504,575	—
12-31-15	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.01	0.38	0.22	0.22	0.00*	541,132	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.19	0.19	0.00	616,745	—
Voya Growth and Income Portfolio
Class ADV
12-31-18	28.94	0.37•	(1.75)	(1.38)	0.39	2.75	—	3.14	—	24.42	(4.88)	1.13	1.03	1.03	1.29	824,943	84
12-31-17	27.51	0.36•	5.06	5.42	0.41	3.58	—	3.99	—	28.94	19.79	1.13	1.03	1.03	1.21	1,010,017	80
12-31-16	27.81	0.40•	2.10	2.50	0.43	2.37	—	2.80	—	27.51	9.25	1.13	1.03	1.03	1.44	1,064,550	98
12-31-15	30.28	0.44•	(0.96)	(0.52)	0.47	1.48	—	1.95	—	27.81	(1.82)	1.13	1.03	1.03	1.46	1,145,072	53
12-31-14	31.36	0.49•	2.77	3.26	0.52	3.82	—	4.34	—	30.28	10.19	1.08	1.03	1.03	1.49	1,348,687	87
Class I
12-31-18	29.37	0.51•	(1.79)	(1.28)	0.53	2.75	—	3.28	—	24.81	(4.46)	0.63	0.58	0.58	1.74	1,602,432	84
12-31-17	27.87	0.51•	5.13	5.64	0.56	3.58	—	4.14	—	29.37	20.34	0.63	0.58	0.58	1.66	1,906,723	80
12-31-16	28.13	0.54•	2.14	2.68	0.57	2.37	—	2.94	—	27.87	9.77	0.63	0.58	0.58	1.89	1,778,873	98
12-31-15	30.63	0.59•	(0.99)	(0.40)	0.62	1.48	—	2.10	—	28.13	(1.42)	0.63	0.58	0.58	1.91	1,872,684	53
12-31-14	31.67	0.64•	2.82	3.46	0.68	3.82	—	4.50	—	30.63	10.72	0.58	0.58	0.58	1.94	2,140,398	87
Class S
12-31-18	28.97	0.43•	(1.76)	(1.33)	0.45	2.75	—	3.20	—	24.44	(4.69)	0.88	0.83	0.83	1.49	451,557	84
12-31-17	27.53	0.42•	5.07	5.49	0.47	3.58	—	4.05	—	28.97	20.06	0.88	0.83	0.83	1.41	556,169	80
12-31-16	27.83	0.46•	2.10	2.56	0.49	2.37	—	2.86	—	27.53	9.45	0.88	0.83	0.83	1.64	607,941	98
12-31-15	30.31	0.51•	(0.97)	(0.46)	0.54	1.48	—	2.02	—	27.83	(1.64)	0.88	0.83	0.83	1.66	662,075	53
12-31-14	31.38	0.56•	2.78	3.34	0.59	3.82	—	4.41	—	30.31	10.44	0.83	0.83	0.83	1.70	794,327	87
Class S2
12-31-18	28.65	0.38•	(1.73)	(1.35)	0.42	2.75	—	3.17	—	24.13	(4.82)	1.03	0.98	0.98	1.34	407	84
12-31-17	27.27	0.38•	5.01	5.39	0.43	3.58	—	4.01	—	28.65	19.89	1.03	0.98	0.98	1.27	412	80
12-31-16	27.60	0.42	2.08	2.50	0.46	2.37	—	2.83	—	27.27	9.30	1.06	0.98	0.98	1.50	370	98
12-31-15	30.11	0.47•	(0.97)	(0.50)	0.53	1.48	—	2.01	—	27.60	(1.78)	1.13	0.98	0.98	1.56	346	53
12-31-14	31.05	0.54•	2.70	3.24	0.36	3.82	—	4.18	—	30.11	10.24	1.08	0.98	0.98	1.68	314	87
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Portfolio
Class ADV
12-31-18	12.73	0.36	(0.50)	(0.14)	0.39	—	—	0.39	—	12.20	(1.08)	1.03	1.03	1.03	2.95	265,204	193
12-31-17	12.53	0.34	0.22	0.56	0.36	—	—	0.36	—	12.73	4.53	1.03	1.02	1.02	2.67	311,323	300
12-31-16	12.40	0.33	0.16	0.49	0.36	—	—	0.36	—	12.53	3.92	1.03	0.98	0.98	2.58	311,448	296
12-31-15	12.81	0.34•	(0.34)	0.00*	0.41	—	—	0.41	—	12.40	(0.02)	1.03	0.98	0.98	2.62	319,732	346
12-31-14	12.42	0.38•	0.39	0.77	0.38	—	—	0.38	—	12.81	6.21	0.97	0.97	0.97	2.97	191,895	428
Class I
12-31-18	12.86	0.43	(0.50)	(0.07)	0.46	—	—	0.46	—	12.33	(0.54)	0.53	0.53	0.53	3.45	986,608	193
12-31-17	12.66	0.41	0.22	0.63	0.43	—	—	0.43	—	12.86	5.04	0.53	0.52	0.52	3.17	1,117,794	300
12-31-16	12.52	0.40•	0.14	0.54	0.40	—	—	0.40	—	12.66	4.33	0.53	0.48	0.48	3.08	1,174,851	296
12-31-15	12.90	0.41•	(0.33)	0.08	0.46	—	—	0.46	—	12.52	0.60	0.53	0.48	0.48	3.14	1,248,125	346
12-31-14	12.50	0.44	0.39	0.83	0.43	—	—	0.43	—	12.90	6.67	0.47	0.47	0.47	3.46	958,412	428
Class S
12-31-18	12.78	0.40	(0.51)	(0.11)	0.42	—	—	0.42	—	12.25	(0.82)	0.78	0.78	0.78	3.20	2,255,122	193
12-31-17	12.58	0.37	0.23	0.60	0.40	—	—	0.40	—	12.78	4.79	0.78	0.77	0.77	2.92	2,587,503	300
12-31-16	12.44	0.36•	0.16	0.52	0.38	—	—	0.38	—	12.58	4.16	0.78	0.73	0.73	2.83	2,887,280	296
12-31-15	12.83	0.37•	(0.34)	0.03	0.42	—	—	0.42	—	12.44	0.26	0.78	0.73	0.73	2.90	3,169,894	346
12-31-14	12.43	0.42•	0.38	0.80	0.40	—	—	0.40	—	12.83	6.48	0.72	0.72	0.72	3.21	3,477,973	428
Class S2
12-31-18	12.73	0.38	(0.51)	(0.13)	0.40	—	—	0.40	—	12.20	(0.98)	0.93	0.93	0.93	3.05	22,040	193
12-31-17	12.53	0.35	0.22	0.57	0.37	—	—	0.37	—	12.73	4.63	0.93	0.92	0.92	2.77	25,649	300
12-31-16	12.40	0.34•	0.16	0.50	0.37	—	—	0.37	—	12.53	3.99	0.96	0.88	0.88	2.68	24,796	296
12-31-15	12.79	0.35•	(0.33)	0.02	0.41	—	—	0.41	—	12.40	0.17	1.03	0.88	0.88	2.75	29,217	346
12-31-14	12.43	0.37•	0.40	0.77	0.41	—	—	0.41	—	12.79	6.17	0.97	0.87	0.87	2.87	5,281	428
Voya Small Company Portfolio
Class ADV
12-31-18	20.95	(0.04)	(2.76)	(2.80)	0.02	3.27	—	3.29	—	14.86	(16.22)	1.39	1.39	1.39	(0.18)	6,342	96
12-31-17	21.20	(0.01)	2.12	2.11	—	2.36	—	2.36	—	20.95	10.69	1.38	1.37	1.37	(0.01)	7,817	74
12-31-16	18.99	(0.02)	4.13	4.11	—	1.90	—	1.90	—	21.20	23.84	1.38	1.33	1.33	(0.09)	6,463	71
12-31-15	22.49	(0.03)	(0.11)	(0.14)	—	3.36	—	3.36	—	18.99	(1.26)	1.39	1.34	1.34	(0.07)	5,615	45
12-31-14	23.94	(0.03)	1.26	1.23	—	2.68	—	2.68	—	22.49	6.00	1.34	1.34	1.34	(0.18)	5,861	30
Class I
12-31-18	22.01	0.06•	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.84)	0.89	0.89	0.89	0.31	435,019	96
12-31-17	22.12	0.10	2.23	2.33	0.08	2.36	—	2.44	—	22.01	11.29	0.88	0.87	0.87	0.49	607,230	74
12-31-16	19.73	0.09	4.29	4.38	0.09	1.90	—	1.99	—	22.12	24.49	0.88	0.83	0.83	0.41	545,125	71
12-31-15	23.25	0.09	(0.13)	(0.04)	0.12	3.36	—	3.48	—	19.73	(0.79)	0.89	0.84	0.84	0.43	487,778	45
12-31-14	24.63	0.08	1.31	1.39	0.09	2.68	—	2.77	—	23.25	6.54	0.84	0.84	0.84	0.33	520,298	30
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Portfolio (continued)
Class R6
12-31-18	22.01	0.06	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.85)	0.89	0.89	0.89	0.33	6,115	96
12-31-17	22.13	0.11•	2.21	2.32	0.08	2.36	—	2.44	—	22.01	11.23	0.88	0.87	0.87	0.53	6,274	74
12-31-16	19.74	0.10•	4.28	4.38	0.09	1.90	—	1.99	—	22.13	24.49	0.88	0.83	0.83	0.50	2,694	71
11-24-15(5) - 12-31-15	20.56	0.02•	(0.84)	(0.82)	—	—	—	—	—	19.74	(3.99)	0.89	0.84	0.84	0.99	3	45
Class S
12-31-18	21.46	0.02	(2.86)	(2.84)	0.05	3.27	—	3.32	—	15.30	(16.05)	1.14	1.14	1.14	0.06	80,225	96
12-31-17	21.63	0.05•	2.17	2.22	0.03	2.36	—	2.39	—	21.46	11.00	1.13	1.12	1.12	0.22	111,723	74
12-31-16	19.33	0.03	4.21	4.24	0.04	1.90	—	1.94	—	21.63	24.16	1.13	1.08	1.08	0.16	136,845	71
12-31-15	22.84	0.03	(0.12)	(0.09)	0.06	3.36	—	3.42	—	19.33	(1.02)	1.14	1.09	1.09	0.18	110,685	45
12-31-14	24.24	0.02	1.28	1.30	0.02	2.68	—	2.70	—	22.84	6.26	1.09	1.09	1.09	0.08	115,635	30

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a transition cost reimbursement recorded in the year ended December 31, 2018, Voya Global Equity Portfolio’s total return would have been (9.37)%, (8.96)%, (9.22)%, (9.38)% and (9.52)% for Classes ADV, I, S, S2 and T, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, Voya Global Equity Portfolio’s total return would have been (2.96)%, (6.85)%, (2.69)%, (7.14)% and (7.25)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has nineteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global Equity Portfolio (“Global Equity”) and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Money Market), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors/Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2018, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $116,475 and $4,711,356, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts and forward premium swaptions were they to be unwound as of December 31, 2018. At December 31, 2018, Intermediate Bond had received $2,749,000 in cash collateral from counterparties for open OTC derivatives.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2018, Balanced and Intermediate Bond had a liability position of  $55,402 and $2,154,017, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2018, these Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2018, Intermediate Bond had pledged $530,000 in cash collateral to counterparties for open OTC derivatives.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2018, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$1,395,293	$3,375,262
Intermediate Bond	53,569,993	123,717,297
The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2018.
Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2018, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes. Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Balanced and Global Equity entered into equity futures to “equitize” cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2018, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$51,696,276	$17,886,442
Global Equity	26,567,800	—
Intermediate Bond	616,147,401	371,830,067
Please refer to the tables following each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2018. There were no open futures contracts for Global Equity at December 31, 2018.
F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2018, Balanced and Intermediate Bond had purchased forward premium swaptions to manage duration and yield curve exposures. Please refer to the tables following the Portfolios of investments for open purchased forward premium swaptions at December 31, 2018.
Please refer to Note 11 for the volume of purchased option activity during the year ended December 31, 2018.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes capital gains, if any, annually. Balanced and Small Company declare and pay dividends, if any, annually. Growth and Income declares and pays dividends, if any, semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Global Equity declares and pays dividends, if any, quarterly. Prior to May 1, 2018, Global Equity declared and paid dividends, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2018.
K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2018, Intermediate Bond had received $1,686,360 in cash collateral for open when-issued or delayed-delivery transactions.
N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions as purchases and sales. For fee based roll transactions, the fee is recorded as income.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement,

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2018, Balanced and Intermediate Bond had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced and Intermediate Bond used CDX swaps to gain additional exposure with various sectors of the credit market and to hedge the credit risk associated with various sectors within the credit market. Balanced and Intermediate Bond also sold credit protection on single name issuers (Corporate or Sovereign) to gain additional exposure to the credit market. Please refer to the tables following the Portfolio of Investments for Balanced and Intermediate Bond for open credit default swaps to buy and sell protection at December 31, 2018.
For the year ended December 31, 2018, Balanced had an average notional amount of  $3,071,164 on credit default swaps to buy protection and an average notional amount of $4,796,000 on credit default swaps to sell protection. For the year ended December 31, 2018, Intermediate Bond had an average notional amount of  $109,907,897 on credit default swaps to buy protection and an average notional amount of  $124,700,000 on credit default swaps to sell protection.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2018, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $5,740,000 and $457,818,000, respectively.
For the year ended December 31, 2018, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $12,854,200 and $614,587,000, respectively.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following each respective Portfolio of Investments for Balanced and Intermediate Bond for open interest rate swaps at December 31, 2018.
At December 31, 2018, Balanced and Intermediate Bond had pledged $442,000 and $11,516,000, respectively, in cash collateral for open centrally cleared swaps.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$369,143,556	$405,729,699
Global Equity	936,735,123	986,943,834
Growth and Income	2,732,026,205	3,090,946,775
Intermediate Bond	1,056,750,554	1,145,304,460
Small Company	623,676,147	725,800,114
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$327,911,376	$325,618,398
Intermediate Bond	6,527,797,400	6,599,727,986
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced	0.60%
Global Equity	0.56% on the first $500 million;
0.53% on the next $500 million;
0.51% thereafter
Government Money Market(1)	0.35%
Growth and Income(1)	0.600% on the first $5 billion;
0.550% on the next $5 billion;
0.525% thereafter
Intermediate Bond	0.50% on first $4 billion;
0.48% on next $3 billion;
0.46% thereafter
Small Company	0.85%

(1)
The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder services and distribution plan or a distribution plan (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the Plans for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Government Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares, so that the actual fee paid by Class S shares of Government Money Market is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class T shares of Global Equity, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global Equity’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global Equity, so that the actual fee paid by Class T shares of Global Equity is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.
Class T shares of Global Equity are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global Equity. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2018, there were no waivers for the Portfolio to maintain a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.
As of December 31, 2018, amounts of waived fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2019	2020	2021	Total
Government Money Market	$5,312	$—	$—	$5,312
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended December 31, 2018, Global Equity incurred $62,000 of costs associated with the transition to the Portfolio’s principal investment strategies, portfolio managers, dividend distribution frequency and expense limits. The Investment Adviser reimbursed the Portfolio for these costs.
For the year ended December 31, 2018, the Investment Adviser made a payment of  $730,351 to reimburse Global Equity for trading costs and other transition related costs associated with the changes to the Portfolio’s principal investment strategies. Of the $730,351 payment, $247,202 was recorded as Net Realized Gain (Loss) on Investments in the accompanying Statement of Operations, $271,165 was recorded as Net Realized Gain (Loss) on Futures in the accompanying Statement of Operations and $211,984 was recorded against the cost basis of the securities purchased.
At December 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc., affiliated investment company or other related/affiliated party owned more than 5% of the following Portfolios:
Entity	Portfolio	Percentage
Voya Institutional Trust Company	Government Money Market	8.66%
	Intermediate Bond	9.51
	Small Company	10.81
Voya Insurance and Annuity Company	Global Equity	66.28
	Growth and Income	40.98
	Intermediate Bond	60.76
	Small Company	12.64
Voya Retirement Insurance and Annuity Company	Balanced	88.08
	Global Equity	21.71
	Government Money Market	88.93
	Growth and Income	52.32

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Entity	Portfolio	Percentage
	Intermediate Bond	24.79
	Small Company	50.56
Voya Solution Moderately Aggressive Portfolio	Small Company	6.33
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At December 31, 2018, the following Portfolio had the following payables included in Other Accrued Expenses and Liabilities of the Statement of Assets and Liabilities that exceeded 5% of total liabilities:
Portfolio	Accrued Expenses	Amount
Global Equity	Custody	$85,882
	Transition cost	61,911
NOTE 8 — LICENSING FEE
Effective January 1, 2018, Balanced pays an annual licensing fee to S&P Opco, LLC.
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Balanced	N/A	0.69%	N/A	0.94%	N/A	N/A
Global Equity	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.30%	0.70%	N/A	0.95%	1.10%	N/A
Intermediate Bond	1.03%	0.53%	N/A	0.78%	0.93%	N/A
Small Company	1.43%	0.93%	0.93%	1.18%	N/A	N/A
Pursuant to a side letter agreement through May 1, 2019, the Investment Adviser has further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that the side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Global Equity(1)	1.10%	0.60%	0.85%	1.00%	1.20%

(1)
Prior to May 1, 2018, the side letter agreement expense limits were 1.11%, 0.61%, 0.86%, 1.01%, and 1.21% for Class ADV, Class I, Class S, Class S2 and Class T, respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advise, and the related expiration dates are as below:
	December 31,
	2019	2020	2021	Total
Intermediate Bond	$—	$—	$50,053	$50,053

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

The Expense Limitation Agreements are contractual through May 1, 2019 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 18, 2018, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2018:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Equity	16	$2,038,375	3.12%
Intermediate Bond	3	2,612,333	2.64
Small Company	7	29,038,857	2.70
NOTE 11 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased forward premium swaptions for Balanced during the year ended December 31, 2018 were as follows:
	USD Notional	Cost Payable
Balance at 12/31/2017	—	$—
Options Purchased	12,900,000	—
Balance at 12/31/2018	12,900,000	$—

Transactions in purchased forward premium swaptions for Intermediate Bond during the year ended December 31, 2018 were as follows:
	USD Notional	Cost Payable
Balance at 12/31/2017	—	$—
Options Purchased	528,060,000	—
Balance at 12/31/2018	528,060,000	$—

NOTE 12 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2018	1,258,334	—	2,512,799	(4,573,811)	(802,678)	19,084,047	—	38,219,666	(71,034,966)	(13,731,253)
12/31/2017	353,588	—	703,828	(3,536,426)	(2,479,010)	5,551,153	—	10,867,103	(55,854,629)	(39,436,373)
Class S
12/31/2018	1,699	—	19,105	(43,317)	(22,513)	26,386	—	289,441	(684,572)	(368,745)
12/31/2017	37,660	—	5,694	(80,542)	(37,188)	592,920	—	87,514	(1,272,469)	(592,035)
Global Equity
Class ADV
12/31/2018	44,554	—	62,851	(304,817)	(197,412)	470,027	—	678,675	(3,279,330)	(2,130,628)
12/31/2017	29,397	—	37,245	(468,169)	(401,527)	297,921	—	370,586	(4,706,714)	(4,038,207)
Class I
12/31/2018	261,347	—	739,818	(1,855,080)	(853,915)	2,781,443	—	7,921,491	(20,247,607)	(9,544,673)
12/31/2017	357,173	—	359,549	(2,472,669)	(1,755,947)	3,746,460	—	3,602,681	(25,164,373)	(17,815,232)
Class S
12/31/2018	299,721	—	1,811,246	(6,528,913)	(4,417,946)	3,059,321	—	19,537,870	(71,301,380)	(48,704,189)
12/31/2017	199,757	—	1,025,192	(10,754,683)	(9,529,734)	2,061,825	—	10,272,423	(109,818,624)	(97,484,376)
Class S2
12/31/2018	3,763	—	1,225	(14,948)	(9,960)	40,377	—	13,091	(161,475)	(108,007)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Equity (continued)
12/31/2017	13,872	—	820	(6,846)	7,846	138,857	—	8,101	(71,875)	75,083
Class T
12/31/2018	175,082	—	118,192	(583,205)	(289,931)	1,906,440	—	1,273,805	(6,278,731)	(3,098,486)
12/31/2017	574,000	—	72,785	(1,593,219)	(946,434)	5,787,979	—	720,568	(16,396,513)	(9,887,966)
Government Money Market
Class I
12/31/2018	115,686,913	—	6,729,717	(97,825,734)	24,590,896	115,686,913	—	6,729,717	(97,825,734)	24,590,896
12/31/2017	62,019,236	—	2,783,547	(130,786,097)	(65,983,314)	62,019,235	—	2,783,547	(130,786,097)	(65,983,315)
Class S
12/31/2018	577,341	—	322	(621,733)	(44,070)	577,341	—	322	(621,733)	(44,070)
12/31/2017	2,779	—	217	(41,333)	(38,337)	2,779	—	217	(41,333)	(38,337)
Growth and Income
Class ADV
12/31/2018	205,452	—	3,921,351	(5,245,549)	(1,118,746)	5,773,044	—	99,614,503	(151,632,769)	(46,245,222)
12/31/2017	481,140	—	4,332,463	(8,613,013)	(3,799,410)	14,112,733	—	126,119,965	(259,034,403)	(118,801,705)
Class I
12/31/2018	203,896	—	7,653,598	(8,192,407)	(334,913)	5,912,887	—	197,042,198	(239,964,004)	(37,008,919)
12/31/2017	228,779	—	8,130,779	(7,269,067)	1,090,491	6,919,575	—	240,153,222	(221,389,322)	25,683,475
Class S
12/31/2018	97,255	—	2,190,453	(3,009,357)	(721,649)	2,797,176	—	55,646,599	(86,761,980)	(28,318,205)
12/31/2017	122,006	—	2,424,491	(5,427,934)	(2,881,437)	3,672,422	—	70,631,484	(162,795,310)	(88,491,404)
Class S2
12/31/2018	678	—	1,932	(137)	2,473	19,455	—	48,307	(3,876)	63,886
12/31/2017	1,188	—	1,791	(2,165)	814	35,185	—	51,608	(64,424)	22,369
Intermediate Bond
Class ADV
12/31/2018	672,787	—	741,533	(4,143,671)	(2,729,351)	8,401,669	—	9,119,082	(50,913,601)	(33,392,850)
12/31/2017	1,674,254	—	702,761	(2,769,383)	(392,368)	21,223,587	—	8,924,427	(35,130,726)	(4,982,712)
Class I
12/31/2018	3,851,385	—	3,054,743	(13,813,548)	(6,907,420)	48,108,912	—	37,972,205	(172,012,250)	(85,931,133)
12/31/2017	4,701,599	—	2,987,122	(13,551,357)	(5,862,636)	60,254,318	—	38,334,258	(173,617,322)	(75,028,746)
Class S
12/31/2018	3,629,370	—	6,652,401	(28,721,844)	(18,440,073)	45,716,649	—	82,137,715	(354,654,934)	(226,800,570)
12/31/2017	3,026,066	—	6,697,190	(36,721,454)	(26,998,198)	38,383,965	—	85,372,981	(467,195,239)	(343,438,293)
Class S2
12/31/2018	273,813	—	60,778	(543,827)	(209,236)	3,379,584	—	747,586	(6,730,628)	(2,603,458)
12/31/2017	467,281	—	56,884	(487,591)	36,574	5,941,780	—	722,395	(6,173,116)	491,059
Small Company
Class ADV
12/31/2018	93,822	—	66,734	(106,730)	53,826	1,728,493	—	1,214,551	(1,948,390)	994,654
12/31/2017	138,528	—	34,027	(104,357)	68,198	2,828,764	—	668,667	(2,179,147)	1,318,284
Class I
12/31/2018	2,715,237	—	4,317,429	(6,999,766)	32,900	51,418,584	—	83,024,164	(143,594,984)	(9,152,236)
12/31/2017	4,271,152	—	3,103,347	(4,422,213)	2,952,286	94,005,567	—	63,838,068	(94,507,724)	63,335,911
Class R6
12/31/2018	114,739	—	55,842	(67,395)	103,186	2,344,484	—	1,074,401	(1,301,750)	2,117,135
12/31/2017	213,873	—	21,729	(72,342)	163,260	4,622,329	—	447,197	(1,549,998)	3,519,528
Class S
12/31/2018	297,279	—	853,449	(1,112,733)	37,995	5,510,079	—	15,968,030	(21,715,135)	(237,026)
12/31/2017	376,316	—	675,283	(2,170,701)	(1,119,102)	8,133,510	—	13,566,861	(45,694,308)	(23,993,937)
NOTE 13 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 13 — SECURITIES LENDING (continued)

investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2018:
Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$201,852	$(201,852)	$—
Barclays Capital Inc.	32,765	(32,765)	—
Citigroup Global Markets Inc.	48,656	(48,656)	—
Daiwa Capital Markets America Inc.	10,083	(10,083)	—
Jefferies LLC	1,563,229	(1,563,229)	—
Morgan Stanley & Co. LLC	197,117	(197,117)	—
Scotia Capital (USA) INC	40,271	(40,271)	—
BMO Capital Markets Corp	21,023	(21,023)	—
Goldman, Sachs & Co. LLC	19,571	(19,571)	—
J.P. Morgan Securities LLC	27,302	(27,302)	—
Jefferies LLC	26,259	(26,259)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	17,430	(17,430)	—
Morgan Stanley & Co. LLC	1,745	(1,745)	—
National Bank Of Canada Financial Inc	3,391,762	(3,391,762)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital (USA) INC	93,848	(93,848)	—
Wells Fargo Bank NA	11,190	(11,190)	—
Wells Fargo Securities LLC	26,257	(26,257)	—
Barclays Capital Inc.	161,045	(161,045)	—
Industrial And Commercial Bank Of China	2,923,761	(2,923,761)	—
National Financial Services LLC	3,808,026	(3,808,026)	—
J.P. Morgan Securities LLC	272,936	(272,936)	—
Total	$12,896,128	$(12,896,128)	$—

(1)
Collateral with a fair value of  $13,293,576 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Nomura Securities International, Inc.	$2,661,019	$(2,661,019)	$—
SG Americas Securities, LLC	126,828	(126,828)	—
Scotia Capital (USA) INC	3,357,607	(3,357,607)	—
UBS AG	2,730,730	(2,730,730)	—
Total	$8,876,184	$(8,876,184)	$—

(1)
Collateral with a fair value of  $9,339,651 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	$4,792	$(4,792)	$—
Citigroup Global Markets Inc.	722,442	(722,442)	—
J.P. Morgan Securities LLC	26,864,431	(26,864,431)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	407,320	(407,320)	—
Natixis Securities America LLC	167,720	(167,720)	—
Total	$28,166,705	$(28,166,705)	$—

(1)
Collateral with a fair value of  $28,857,945 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$2,609,549	$(2,609,549)	$—
Citigroup Global Markets Inc.	1,100,159	(1,100,159)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 13 — SECURITIES LENDING (continued)

Intermediate Bond (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	187,505	(187,505)	—
Jefferies LLC	68,227,940	(68,227,940)	—
MUFG Securities Americas Inc.	3,316,443	(3,316,443)	—
SunTrust Robinson Humphrey, Inc	3,262,109	(3,262,109)	—
Scotia Capital (USA) INC	382,096	(382,096)	—
UBS AG	1,036,926	(1,036,926)	—
Total	$80,122,727	$(80,122,727)	$—

(1)
Collateral with a fair value of  $81,871,346 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$30,321	$(30,321)	$—
Deutsche Bank Securities Inc.	72,001	(72,001)	—
Goldman, Sachs & Co. LLC	3,704,189	(3,704,189)	—
HSBC Bank PLC	1,306,044	(1,306,044)	—
Morgan Stanley & Co. LLC	713,938	(713,938)	—
National Financial Services LLC	18,926	(18,926)	—
Nomura Securities International, Inc.	935,985	(935,985)	—
RBC Dominion Securities Inc	561,180	(561,180)	—
Scotia Capital (USA) INC	1,722,758	(1,722,758)	—
Total	$9,065,342	$(9,065,342)	$—

(1)
Collateral with a fair value of  $9,311,398 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 14 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$17,574,924	$20,934,183	$10,954,617	$—
Global Equity	28,894,555	530,377	14,974,359	—
Government Money Market	6,730,308	—	2,783,768	—
Growth and Income	110,032,441	242,540,234	139,807,817	297,433,409
Intermediate Bond	129,984,350	—	133,358,596	—
Small Company	17,759,580	83,521,566	9,980,023	68,540,770
The tax-basis components of distributable earnings as of December 31, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Balanced	$8,842,508	$14,751,078	$(16,845,061)	$—	—	—
Global Equity	—	28,647,945	(51,527,507)	—	—	—
Government Money Market	12,190	—	—	—	—	—
Growth and Income	672,931	102,708,132	233,784,622	—	—	—
Intermediate Bond	1,677,638	—	(88,805,316)	(26,172,893)	Short-term	None
				(19,771,674)	Long-term	None
				$(45,944,567)
Small Company	17,611,663	56,991,646	(78,946,195)	—	—	—
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

As of December 31, 2018, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year remains subject to examination by these jurisdictions is 2014.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:
	Balanced	Global Equity	Government Money Market	Growth and Income	Intermediate Bond	Small Company
Distributions from net investment income:
Class ADV	$—	$(370,586)	$—	$(12,635,577)	$(8,924,236)	$—
Class I	(10,867,103)	(3,602,681)	(2,682,933)	(32,232,936)	(38,341,421)	(2,010,029)
Class R6	—	—	—	—	—	(14,076)
Class S	(87,514)	(10,272,423)	(206)	(8,093,161)	(85,370,560)	(160,821)
Class S2	—	(8,101)	—	(5,539)	(722,379)	—
Class T	—	(720,568)	—	—	—	—
	$(10,954,617)	$(14,974,359)	$(2,683,139)	$(52,967,213)	$(133,358,596)	$(2,184,926)
Distributions from net realized gains:
Class ADV	$—	$—	$—	$(113,484,388)	$—	$(668,667)
Class I	—	—	(100,617)	(208,205,233)	—	(61,828,039)
Class R6	—	—	—	—	—	(433,121)
Class S	—	—	(12)	(62,538,322)	—	(13,406,040)
Class S2	—	—	—	(46,070)	—	—
Class T	—	—	—	—	—	—
	$—	$—	$(100,629)	$(384,274,013)	$—	$(76,335,867)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$9,097,202	$12,168,248	$(139,830)	$(541,335)	$(1,371,433)	$3,065,070

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.
NOTE 16 — SUBSEQUENT EVENTS
Subsequent to December 31, 2018, the following Portfolios paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	NII	$0.0018	February 1, 2019	Daily
Class S	NII	$0.0000	February 1, 2019	Daily
All Classes	STCG	$0.0001	February 1, 2019	January 30, 2019
Intermediate Bond
Class ADV	NII	$0.0297	February 1, 2019	Daily
Class I	NII	$0.0353	February 1, 2019	Daily
Class S	NII	$0.0325	February 1, 2019	Daily
Class S2	NII	$0.0308	February 1, 2019	Daily

NII –
Net investment income

STCG – Short-term capital gain
Reorganization: The Board approved a proposal to reorganize VY® Templeton Global Growth Portfolio (the “Merging Portfolio”), which is not included in this report, with and into Global Equity (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Portfolio at a shareholder

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 16 — SUBSEQUENT EVENTS (continued)

meeting scheduled to be held on or about July 30, 2019. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about August 23, 2019.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 42.8%
		Communication Services: 3.1%
2,087	(1)	Alphabet, Inc. - Class A	$2,180,832	0.6
21,202	(2)	Auto Trader Group PLC	123,044	0.0
33,666		Comcast Corp. – Class A	1,146,327	0.3
9,925	(1)	Facebook, Inc.- Class A	1,301,068	0.4
24,238		Verizon Communications, Inc.	1,362,660	0.4
7,355		Walt Disney Co.	806,476	0.2
369,442	(3)(4)	Other Securities	4,076,238	1.2
			10,996,645	3.1
		Consumer Discretionary: 4.3%
1,426	(1)	Amazon.com, Inc.	2,141,809	0.6
8,520		Home Depot, Inc.	1,463,907	0.4
386,999	(3)(4)	Other Securities	11,423,226	3.3
			15,028,942	4.3
		Consumer Staples: 3.3%
18,108		Altria Group, Inc.	894,354	0.2
17,543		Procter & Gamble Co.	1,612,553	0.5
9,828		Walmart, Inc.	915,478	0.3
236,500	(2)	WH Group Ltd.	181,643	0.0
312,143	(4)	Other Securities	8,084,947	2.3
			11,688,975	3.3
		Energy: 2.3%
14,007		Chevron Corp.	1,523,822	0.4
262,877	(3)(4)	Other Securities	6,614,666	1.9
			8,138,488	2.3
		Financials: 6.6%
57,655		Bank of America Corp.	1,420,619	0.4
5,459	(1)	Berkshire Hathaway, Inc. – Class B	1,114,619	0.3
16,144		JPMorgan Chase & Co.	1,575,977	0.5
11,577		Morgan Stanley	459,028	0.1
1,897,951	(3)(4)	Other Securities	18,691,208	5.3
			23,261,451	6.6
		Health Care: 6.0%
7,350		AbbVie, Inc.	677,597	0.2
6,129		Amgen, Inc.	1,193,133	0.4
4,096		Cigna Corp.	777,912	0.2
11,503		Johnson & Johnson	1,484,462	0.4
12,801		Merck & Co., Inc.	978,124	0.3
37,945		Pfizer, Inc.	1,656,299	0.5
3,387		Roche Holding AG	840,853	0.2
6,184		UnitedHealth Group, Inc.	1,540,558	0.4
203,957	(4)	Other Securities	11,772,684	3.4
			20,921,622	6.0
		Industrials: 4.9%
4,166		Boeing Co.	1,343,535	0.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
7,148		Honeywell International, Inc.	$944,393	0.3
8,669		Ingersoll-Rand PLC - Class A	790,873	0.2
5,969		Union Pacific Corp.	825,095	0.2
9,419		Waste Management, Inc.	838,197	0.2
784,245	(3)(4)	Other Securities	12,532,492	3.6
			17,274,585	4.9
		Information Technology: 7.2%
5,230	(1)	Adobe, Inc.	1,183,235	0.3
19,584		Apple, Inc.	3,089,180	0.9
34,856		Cisco Systems, Inc.	1,510,310	0.4
7,387		Citrix Systems, Inc.	756,872	0.2
4,415		Mastercard, Inc. - Class A	832,890	0.3
30,589		Microsoft Corp.	3,106,925	0.9
10,361		Texas Instruments, Inc.	979,114	0.3
280,169	(3)(4)	Other Securities	13,602,403	3.9
			25,060,929	7.2
		Materials: 1.7%
3,918	(2)	Covestro AG	194,037	0.1
199,545	(3)	Other Securities	5,614,710	1.6
			5,808,747	1.7
		Real Estate: 1.7%
540,603	(3)(4)	Other Securities	5,952,111	1.7
		Utilities: 1.7%
298,063	(4)	Other Securities	6,069,675	1.7
		Total Common Stock (Cost $158,460,373)	150,202,170	42.8
EXCHANGE-TRADED FUNDS: 20.0%
319,233	(5)	Invesco Senior Loan ETF	6,952,895	2.0
168,457		iShares 1-3 Year Treasury Bond ETF	14,086,374	4.0
527,836		iShares Core MSCI Emerging Markets ETF	24,887,467	7.1
13,601	(5)	iShares Core S&P 500 ETF	3,422,148	1.0
1,200		iShares Core S&P Mid-Cap ETF	199,272	0.1
5,824		iShares MSCI EAFE ETF	342,335	0.1
138,831		iShares Russell 1000 Value ETF	15,417,182	4.4
4,665		SPDR S&P 500 ETF Trust	1,165,877	0.3
33,278		Vanguard Global ex-U.S. Real Estate ETF	1,744,100	0.5
23,658		Vanguard Real Estate ETF	1,764,177	0.5
		Total Exchange-Traded Funds (Cost $75,085,727)	69,981,827	20.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: 4.9%
		Affiliated Investment Companies: 3.4%
195,712		Voya Emerging Markets Local Currency Debt Fund - Class P	$1,348,459	0.4
1,141,230		Voya Floating Rate Fund - Class P	10,727,558	3.0
			12,076,017	3.4
		Unaffiliated Investment Companies: 1.5%
1,172,183		Credit Suisse Commodity Return Strategy Fund - Class I	5,145,882	1.5
		Total Mutual Funds (Cost $18,928,976)	17,221,899	4.9
PREFERRED STOCK: 0.0%
		Utilities: 0.0%
1,561	(4)	Other Securities	28,395	0.0
		Total Preferred Stock (Cost $39,025)	28,395	0.0
RIGHTS: 0.0%
		Energy: 0.0%
20,560	(4)	Other Securities	9,423	0.0
		Total Rights (Cost $9,646)	9,423	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 8.7%
		Basic Materials: 0.3%
51,000	(2)	Dow Chemical Co/The, 4.800%, 11/30/2028	52,022	0.0
80,000	(2)	Georgia-Pacific LLC, 2.539%, 11/15/2019	79,405	0.0
95,000	(2)	Georgia-Pacific LLC, 5.400%, 11/01/2020	98,444	0.1
105,000	(2)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	106,332	0.0
666,000		Other Securities	642,497	0.2
			978,700	0.3
		Communications: 0.8%
65,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	60,704	0.0
70,000	(2)	CommScope Technologies LLC, 5.000%, 03/15/2027	56,875	0.0
120,000	(2)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	121,800	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
65,000	(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	$57,688	0.0
50,000	(2)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	45,875	0.0
200,000	(2)	Tencent Holdings Ltd., 2.985%, 01/19/2023	194,467	0.1
190,000		Verizon Communications, Inc., 3.850%-4.862%, 03/15/2039-08/21/2046	180,496	0.1
2,163,000		Other Securities	2,086,238	0.6
			2,804,143	0.8
		Consumer, Cyclical: 0.8%
70,000	(2)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	64,575	0.0
70,000	(2)	BMW US Capital LLC, 3.400%, 08/13/2021	69,730	0.0
90,000	(2)	BMW US Capital LLC, 3.450%, 04/12/2023	89,393	0.1
16,992	(2)	British Airways 2018-1 Class A Pass Through Trust, 4.125%, 03/20/2033	16,818	0.0
60,000	(2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	51,750	0.0
150,000	(2)	Daimler Finance North America LLC, 2.300%, 02/12/2021	146,387	0.0
45,000	(2)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	43,369	0.0
65,000	(2)	Hilton Domestic Operating Co., Inc., 5.125%, 05/01/2026	62,562	0.0
100,000	(2)	Nissan Motor Acceptance Corp., 2.600%, 09/28/2022	95,281	0.1
60,000	(2)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	59,730	0.0
65,000	(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	61,425	0.0
65,000	(2)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	60,775	0.0
150,000	(2)	ZF North America Capital, Inc., 4.000%, 04/29/2020	149,347	0.1
1,914,124		Other Securities	1,821,620	0.5
			2,792,762	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: 1.3%
222,000		AbbVie, Inc., 2.900%-4.450%, 11/14/2021-05/14/2046	$202,930	0.1
60,000		Amgen, Inc., 2.125%, 05/01/2020	59,211	0.0
65,000	(2)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	60,700	0.0
140,000	(2)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	130,282	0.1
90,000	(2)	BAT International Finance PLC, 2.750%, 06/15/2020	88,449	0.0
70,000	(2)	Brink’s Co/The, 4.625%, 10/15/2027	64,066	0.0
290,000	(2)	Cigna Corp., 3.200%, 09/17/2020	288,875	0.1
65,000	(2)	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	62,319	0.0
70,000	(2)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	69,780	0.0
5,000	(2)	Keurig Dr Pepper, Inc., 4.417%, 05/25/2025	4,986	0.0
90,000	(2)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	90,455	0.0
70,000	(2)	Post Holdings, Inc., 5.000%, 08/15/2026	64,050	0.0
200,000	(2)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	202,853	0.1
3,349,000	(3)	Other Securities	3,254,515	0.9
			4,643,471	1.3
		Energy: 1.1%
30,000	(2)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	29,175	0.0
50,000	(2)(5)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	32,500	0.0
200,000	(2)	KazMunayGas National Co. JSC, 4.750%, 04/24/2025	198,750	0.1
200,000	(2)	Petroleos del Peru SA, 4.750%, 06/19/2032	192,500	0.1
75,000	(2)	Schlumberger Investment SA, 2.400%, 08/01/2022	72,049	0.0
22,000	(2)	Schlumberger Norge AS, 4.200%, 01/15/2021	22,332	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
24,000	(2)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	$24,303	0.0
60,000	(2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	57,900	0.0
3,339,000		Other Securities	3,184,567	0.9
			3,814,076	1.1
		Financial: 2.6%
768,000	(6)	Bank of America Corp., 3.419%-4.271%, 05/17/2022-07/23/2029	748,838	0.2
80,000	(2)	Barclays Bank PLC, 10.179%, 06/12/2021	89,978	0.0
200,000	(2)	BNP Paribas SA, 3.500%, 03/01/2023	194,077	0.0
206,000	(2)	BPCE SA, 5.700%, 10/22/2023	213,685	0.1
250,000		Citibank NA, 3.400%, 07/23/2021	250,396	0.1
45,000		Citigroup, Inc., 5.500%, 09/13/2025	47,309	0.0
250,000	(2)	Credit Agricole SA/London, 2.375%, 07/01/2021	243,092	0.1
77,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/2022	76,500	0.0
200,000	(2)	Danske Bank A/S, 2.800%, 03/10/2021	195,491	0.1
65,000	(2)	ESH Hospitality, Inc., 5.250%, 05/01/2025	60,613	0.0
90,000	(2)	Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	86,689	0.0
205,000	(2)(5)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	201,223	0.1
81,000	(2)	Guardian Life Insurance Co. of America/The, 4.850%, 01/24/2077	80,076	0.0
691,000	(6)	JPMorgan Chase & Co., 2.550%-4.032%, 10/29/2020-07/24/2048	666,412	0.2
180,000	(2)(6)	Macquarie Group Ltd, 3.189%, 11/28/2023	173,323	0.0
384,000	(6)	Morgan Stanley, 2.750%-5.500%, 07/28/2021-04/22/2039	378,827	0.1
70,000	(2)	Quicken Loans, Inc., 5.250%, 01/15/2028	62,213	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
70,000		Royal Bank of Canada, 3.068%, (US0003M + 0.660%), 10/05/2023	$68,939	0.0
200,000	(2)	Societe Generale SA, 2.625%, 09/16/2020	197,621	0.1
400,000	(2)(6)	Standard Chartered PLC, 3.885%, 03/15/2024	387,545	0.1
110,000	(2)	Suncorp-Metway Ltd, 2.375%, 11/09/2020	107,822	0.0
200,000	(2)	UBS AG/London, 2.450%, 12/01/2020	196,391	0.1
48,000		Wells Fargo & Co., 4.750%, 12/07/2046	46,384	0.0
250,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	251,568	0.1
4,152,000		Other Securities	4,131,391	1.2
			9,156,403	2.6
		Industrial: 0.5%
70,000	(2)	Novelis Corp., 5.875%, 09/30/2026	62,125	0.0
25,000	(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	25,156	0.0
70,000	(2)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	61,425	0.0
1,732,000		Other Securities	1,633,865	0.5
			1,782,571	0.5
		Technology: 0.5%
275,000		Apple, Inc., 2.000%-3.750%, 11/13/2020-11/13/2047	262,494	0.1
49,000	(2)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	48,978	0.0
182,000	(2)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	185,375	0.1
90,000	(2)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	90,579	0.0
60,000	(2)	First Data Corp., 5.750%, 01/15/2024	58,820	0.0
73,000	(2)	NXP BV / NXP Funding LLC, 4.875%, 03/01/2024	73,412	0.0
986,000		Other Securities	968,284	0.3
			1,687,942	0.5
		Utilities: 0.8%
75,000	(2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	80,506	0.0
85,000	(2)	American Transmission Systems, Inc., 5.250%, 01/15/2022	89,381	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
70,000	(2)	Calpine Corp., 5.250%, 06/01/2026	$64,137	0.0
39,000	(2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	37,248	0.0
97,000	(2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	97,884	0.0
50,000	(2)	Niagara Mohawk Power Corp., 4.278%, 12/15/2028	51,803	0.0
2,405,000	(3)	Other Securities	2,338,458	0.7
			2,759,417	0.8
		Total Corporate Bonds/Notes (Cost $31,492,076)	30,419,485	8.7
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.2%
90,601		Alternative Loan Trust 2004-J7 MI, 3.335%, (US0001M + 1.020%), 10/25/2034	89,019	0.0
87,752		Alternative Loan Trust 2005-10CB 1A1, 3.006%, (US0001M + 0.500%), 05/25/2035	76,695	0.0
70,681		Alternative Loan Trust 2005-51 3A2A, 3.447%, (12MTA + 1.290%), 11/20/2035	68,343	0.0
74,459		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	68,363	0.0
141,502		Alternative Loan Trust 2005-J2 1A12, 2.906%, (US0001M + 0.400%), 04/25/2035	122,829	0.1
22,969		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	17,608	0.0
131,669		Alternative Loan Trust 2006-19CB A12, 2.906%, (US0001M + 0.400%), 08/25/2036	91,539	0.0
108,813		Alternative Loan Trust 2006-HY11 A1, 2.626%, (US0001M + 0.120%), 06/25/2036	101,163	0.0
36,365		Alternative Loan Trust 2007-23CB A3, 3.006%, (US0001M + 0.500%), 09/25/2037	23,017	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
177,130		Alternative Loan Trust 2007-2CB 2A1, 3.106%, (US0001M + 0.600%), 03/25/2037	$117,387	0.1
92,354		Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 2.696%, (US0001M + 0.190%), 01/25/2037	88,655	0.0
9,128	(2)	Bellemeade Re Ltd. 2015-1A M2, 6.806%, (US0001M + 4.300%), 07/25/2025	9,183	0.0
124,167	(6)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 4.134%, 03/25/2036	118,271	0.1
69,008	(6)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.238%, 09/25/2037	66,342	0.0
100,000	(2)(6)	COLT 2018-1 M1 Mortgage Loan Trust, 3.661%, 02/25/2048	99,401	0.0
200,000	(2)(6)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	200,386	0.1
47,563		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.750%, (US0001M + 0.280%), 08/19/2045	41,232	0.0
872,289		Fannie Mae 2011-113 CL, 4.000%, 11/25/2041	906,235	0.3
372,542		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	407,529	0.1
250,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 6.156%, (US0001M + 3.650%), 09/25/2029	265,752	0.1
200,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.506%, (US0001M + 3.000%), 10/25/2029	207,160	0.1
250,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.706%, (US0001M + 2.200%), 01/25/2030	250,762	0.1
100,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.906%, (US0001M + 2.400%), 05/25/2030	100,863	0.0
200,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 5.006%, (US0001M + 2.500%), 05/25/2030	199,890	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
300,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.756%, (US0001M + 2.250%), 07/25/2030	$293,548	0.1
120,662		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	129,806	0.0
360,039		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	376,218	0.1
325,408	(6)	Fannie Mae REMIC Trust 2009-50 HZ, 5.553%, 02/25/2049	346,895	0.1
200,805		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	218,410	0.1
299,290		Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/2040	326,552	0.1
162,318		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	175,712	0.0
475,580		Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	464,771	0.1
211,988		Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	213,880	0.1
66,152		First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 2.806%, (US0001M + 0.300%), 12/25/2036	40,236	0.0
66,152	(7)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 4.194%, (-1.000*US0001M + 6.700%), 12/25/2036	16,099	0.0
98,256	(2)(6)	Flagstar Mortgage Trust 2018-1 B2, 4.057%, 03/25/2048	99,190	0.1
98,256	(2)(6)	Flagstar Mortgage Trust 2018-1 B3, 4.057%, 03/25/2048	97,149	0.0
790,868		Freddie Mac 326 350, 3.500%, 03/15/2044	804,316	0.2
221,909		Freddie Mac 4634 ZM, 5.000%, 11/15/2056	264,487	0.1
122,913		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	131,638	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
151,760		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	$164,997	0.1
94,555		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	102,761	0.0
26,053		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	28,760	0.0
67,795		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	71,648	0.0
204,106		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	220,109	0.1
84,638		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	92,946	0.0
75,228	(6)(7)	Freddie Mac REMIC Trust 3524 LA, 5.478%, 03/15/2033	79,996	0.0
83,325		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	91,096	0.0
58,799		Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	62,811	0.0
18,794		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	19,932	0.0
323,814		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	319,548	0.1
485,856		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	513,156	0.2
485,856		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	514,598	0.2
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.206%, (US0001M + 4.700%), 04/25/2028	115,523	0.0
350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 5.156%, (US0001M + 2.650%), 12/25/2029	354,885	0.1
200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.856%, (US0001M + 2.350%), 04/25/2030	198,828	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.806%, (US0001M + 2.300%), 09/25/2030	$97,762	0.0
934,122		Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	880,376	0.3
73,195		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	77,872	0.0
344,099		Ginnie Mae Series 2010-164 JZ, 4.000%, 12/20/2040	358,985	0.1
32,572		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	35,499	0.0
72,495		HomeBanc Mortgage Trust 2004-1 2A, 3.366%, (US0001M + 0.860%), 08/25/2029	69,213	0.0
50,576		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.716%, (US0001M + 0.210%), 04/25/2046	46,024	0.0
193,664	(2)(6)	JP Morgan Mortgage Trust 2017-3 B1, 3.865%, 08/25/2047	190,386	0.1
98,060	(2)(6)	JP Morgan Mortgage Trust 2017-6 B3, 3.849%, 12/25/2048	89,362	0.0
37,856		Lehman XS Trust Series 2005-5N 1A2, 2.866%, (US0001M + 0.360%), 11/25/2035	35,474	0.0
56,633		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	45,742	0.0
83,600	(2)(6)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	84,217	0.0
98,439	(2)(6)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.502%, 02/25/2048	103,198	0.0
300,000	(2)(6)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	311,911	0.1
200,000	(2)(6)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	201,977	0.1
105,879		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 3.016%, (US0001M + 0.510%), 08/25/2045	106,225	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
55,537		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.996%, (US0001M + 0.490%), 10/25/2045	$55,300	0.0
211,792		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.117%, (12MTA + 0.960%), 08/25/2046	156,255	0.1
31,495		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.936%, (US0001M + 0.430%), 06/25/2037	26,045	0.0
38,444	(6)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.209%, 04/25/2036	37,532	0.0
43,527	(6)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.773%, 12/28/2037	42,624	0.0
932,594		Other Securities	911,876	0.3
		Total Collateralized Mortgage Obligations (Cost $14,615,594)	14,651,980	4.2
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.5%
70,000	(2)	Bancorp Commercial Mortgage 2018 CRE4 D Trust, 4.555%, (US0001M + 2.100%), 09/15/2035	68,544	0.0
3,000,000	(6)(7)	BANK 2017-BNK8 XB, 0.176%, 11/15/2050	42,045	0.0
2,180,000	(2)(6)(7)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	82,557	0.0
100,000	(2)	BDS 2018-FL2 D, 5.005%, (US0001M + 2.550%), 08/15/2035	96,483	0.0
210,000	(2)(6)	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F, 5.677%, 11/11/2041	211,116	0.1
2,120,000	(6)(7)	Benchmark 2018-B8 XA Mortgage Trust, 0.669%, 01/15/2052	109,225	0.0
823,294	(6)(7)	CD 2017-CD4 Mortgage Trust XA, 1.320%, 05/10/2050	63,744	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,376,865	(6)(7)	CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.753%, 12/10/2054	$254,143	0.1
100,000	(6)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.134%, 11/10/2046	104,751	0.1
70,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/2049	66,879	0.0
983,201	(6)(7)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.995%, 07/10/2049	103,962	0.1
1,331,705	(6)(7)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.119%, 10/12/2050	91,564	0.0
80,000	(6)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.271%, 09/15/2050	77,918	0.0
994,593	(6)(7)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.927%, 09/15/2050	61,383	0.0
1,478,193	(6)(7)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.603%, 06/10/2051	74,508	0.0
855,413	(6)(7)	COMM 2012-CR4 XA, 1.785%, 10/15/2045	45,752	0.0
2,380,000	(2)(6)(7)	COMM 2012-CR4 XB, 0.594%, 10/15/2045	51,420	0.0
3,296,303	(6)(7)	COMM 2013-CCRE13 XA, 0.803%, 11/10/2046	110,123	0.1
1,600,152	(6)(7)	COMM 2016-CR28 XA, 0.653%, 02/10/2049	56,649	0.0
756,159	(6)(7)	COMM 2017-COR2 XA, 1.179%, 09/10/2050	60,061	0.0
400,000	(2)	CSWF 2018-TOP E, 4.705%, (US0001M + 2.250%), 08/15/2035	389,116	0.1
100,000	(2)	CSWF 2018-TOP F, 5.205%, (US0001M + 2.750%), 08/15/2035	97,571	0.1
110,000	(2)(6)	DBUBS 2011-LC1A E, 5.698%, 11/10/2046	113,154	0.0
130,000	(2)(6)	DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/2034	113,843	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
110,000	(2)(6)	DBJPM 16-C3 Mortgage Trust, 3.493%, 08/10/2049	$95,331	0.0
1,586	(6)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X1, 1.149%, 04/25/2021	36	0.0
1,465	(6)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X1, 1.409%, 05/25/2022	58	0.0
682,318	(6)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.492%, 03/25/2019	1,959	0.0
849,680	(6)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.668%, 07/25/2019	3,628	0.0
1,005,533	(6)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.329%, 11/25/2019	6,768	0.0
14,908,009	(2)(7)	FREMF Mortgage Trust 2012-K709 X2A, 0.200%, 04/25/2045	5,659	0.0
220,000	(2)	GPT 2018-GPP D Mortgage Trust, 4.305%, (US0001M + 1.850%), 06/15/2035	219,610	0.1
100,000	(2)	GS Mortgage Securities Corp. II 2018-RIVR F, 4.555%, (US0001M + 2.100%), 07/15/2035	96,868	0.1
100,000	(2)(6)	GS Mortgage Securities Trust 2010-C2 D, 5.181%, 12/10/2043	101,142	0.1
100,000	(2)(6)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	93,034	0.0
1,350,181	(6)(7)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.210%, 05/10/2045	54,027	0.0
2,322,504	(6)(7)	GS Mortgage Securities Trust 2013-GCJ14 XA, 0.610%, 08/10/2046	56,450	0.0
1,210,077	(6)(7)	GS Mortgage Securities Trust 2014-GC22 XA, 0.990%, 06/10/2047	44,871	0.0
1,929,035	(6)(7)	GS Mortgage Securities Trust 2016-GS4 XA, 0.589%, 11/10/2049	59,738	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
856,631	(6)(7)	GS Mortgage Securities Trust 2017-GS6 XA, 1.048%, 05/10/2050	$60,675	0.0
2,672	(2)(6)	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.762%, 05/15/2041	2,665	0.0
1,050,000	(2)(6)(7)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.327%, 12/15/2047	13,182	0.0
100,000	(2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	97,186	0.0
2,111,947	(6)(7)	JPMBB Commercial Mortgage Securities Trust 2013-C12 XA, 0.516%, 07/15/2045	38,533	0.0
100,000	(2)(6)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.199%, 11/15/2045	99,341	0.1
50,000	(6)	JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.891%, 01/15/2047	50,577	0.0
891,246	(6)(7)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.118%, 04/15/2047	14,293	0.0
100,000	(2)(6)	JPMBB Commercial Mortgage Securities Trust 2014-C24 D, 3.890%, 11/15/2047	85,940	0.0
934,657	(6)(7)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XA, 1.088%, 01/15/2048	36,464	0.0
523,399	(2)(6)(7)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.731%, 11/15/2038	582	0.0
2,385,900	(6)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.101%, 12/15/2047	87,744	0.0
100,000	(2)(6)	Morgan Stanley Capital I Trust 2011-C1 E, 5.375%, 09/15/2047	103,483	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,980	(2)	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/2049	$3,945	0.0
79,463	(2)	SLIDE 2018-FUN D, 4.305%, (US0001M + 1.850%), 06/15/2031	78,814	0.0
100,000	(2)	TPG Real Estate Finance 2018-FL-1 C Issuer Ltd., 4.355%, (US0001M + 1.900%), 02/15/2035	97,967	0.0
1,294	(6)(7)	Wells Fargo Commercial Mortgage Trust 2016-NXS5 XA, 1.529%, 01/15/2059	90	0.0
100,000	(6)	Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.334%, 10/15/2050	97,112	0.0
1,682,092	(2)(6)(7)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.836%, 08/15/2045	87,645	0.0
3,424	(2)(6)(7)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.276%, 03/15/2048	144	0.0
240,000	(2)(6)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.979%, 06/15/2046	218,386	0.1
1,339,738	(6)(7)	WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.749%, 09/15/2046	35,115	0.0
590,000		Other Securities	588,526	0.2
		Total Commercial Mortgage-Backed Securities (Cost $5,454,935)	5,284,099	1.5
FOREIGN GOVERNMENT BONDS: 0.4%
100,000	(2)	Dominican Republic International Bond, 5.500%, 01/27/2025	99,375	0.0
200,000	(2)	Saudi Government International Bond, 4.000%, 04/17/2025	198,663	0.1
1,119,539	(3)	Other Securities	1,127,959	0.3
		Total Foreign Government Bonds (Cost $1,499,150)	1,425,997	0.4
U.S. TREASURY OBLIGATIONS: 3.4%
		U.S. Treasury Bonds: 0.4%
1,560,000	(5)	3.000%, 08/15/2048	1,555,769	0.4
30,000		3.500%, 02/15/2039	32,874	0.0
			1,588,643	0.4
Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes: 3.0%
1,197,000		2.500%, 12/31/2020	$1,196,841	0.3
1,936,000		2.625%, 12/15/2021	1,944,832	0.6
2,051,000		2.875%, 11/30/2025	2,089,133	0.6
4,596,400		3.125%, 11/15/2028	4,771,663	1.4
403,000		1.500%-2.625%, 10/31/2019-12/31/2023	401,725	0.1
			10,404,194	3.0
		Total U.S. Treasury Obligations (Cost $11,666,110)	11,992,837	3.4
U.S. GOVERNMENT AGENCY OBLIGATIONS(8): 5.6%
		Federal Home Loan Mortgage Corporation: 2.4%(8)
3,052,000	(9)	3.500%, 07/15/2041	3,051,278	0.8
1,007,324		3.500%, 07/01/2047	1,008,705	0.3
995,126		3.500%, 11/01/2048	998,523	0.3
3,388,470		2.500%-6.500%, 05/01/2030-08/01/2048	3,405,164	1.0
			8,463,670	2.4
		Federal National Mortgage Association: 2.5%(8)
1,766,000	(9)	3.000%, 01/18/2047	1,723,425	0.5
1,194,321		3.500%, 09/01/2047	1,195,638	0.3
1,082,000	(9)	4.000%, 08/25/2040	1,103,408	0.3
4,649,623	(9)	2.500%-7.500%, 06/01/2029-08/01/2056	4,747,002	1.4
			8,769,473	2.5
		Government National Mortgage Association: 0.7%
1,193,000	(9)	4.000%, 09/20/2040	1,221,806	0.3
1,352,238	(6)(9)	4.000%-5.310%, 11/20/2040-10/20/2060	1,402,252	0.4
			2,624,058	0.7
		Total U.S. Government Agency Obligations (Cost $19,785,780)	19,857,201	5.6
ASSET-BACKED SECURITIES: 3.5%
		Automobile Asset-Backed Securities: 0.2%
100,000	(2)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	99,753	0.0
30,000	(2)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/2021	29,854	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
100,000	(2)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	$100,550	0.1
350,000		Other Securities	355,161	0.1
			585,318	0.2
		Home Equity Asset-Backed Securities: 0.1%
410,396		Other Securities	378,568	0.1
		Other Asset-Backed Securities: 2.9%
67,943	(2)(10)	Ajax Mortgage Loan Trust 2016-C A, 4.000% (Step Rate @ 7.000% on 11/25/ 2019), 10/25/2057	68,032	0.0
146,094	(2)(10)	Ajax Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/ 2020), 04/25/2057	145,271	0.0
250,000	(2)	ALM VIII Ltd. 2013-8A A1R, 3.926%, (US0003M + 1.490%), 10/15/2028	250,002	0.1
300,000	(2)	ARES XLVI CLO Ltd. 2017-46A A2, 3.666%, (US0003M + 1.230%), 01/15/2030	292,464	0.1
250,000	(2)	Avery Point IV CLO Ltd. 2014-1A CR, 4.840%, (US0003M + 2.350%), 04/25/2026	248,195	0.1
250,000	(2)	Babson CLO Ltd. 2014-IA BR, 4.669%, (US0003M + 2.200%), 07/20/2025	249,963	0.1
250,000	(2)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.669%, (US0003M + 1.200%), 01/20/2031	242,386	0.1
250,000	(2)	BlueMountain CLO 2015-1A BR, 4.936%, (US0003M + 2.500%), 04/13/2027	250,031	0.1
80,000	(2)	Burnham Park Clo Ltd. 2016-1A A, 3.899%, (US0003M + 1.430%), 10/20/2029	80,018	0.0
250,000	(2)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.769%, (US0003M + 1.300%), 04/20/2031	248,074	0.1
500,000	(2)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.727%, (US0003M + 2.250%), 07/23/2030	479,941	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
16,450		Chase Funding Trust Series 2003-5 2A2, 3.106%, (US0001M + 0.600%), 07/25/2033	$15,997	0.0
250,000	(2)	CIFC Funding 2016-1A A, 3.949%, (US0003M + 1.480%), 10/21/2028	249,564	0.1
96,250	(2)	DB Master Finance LLC 2015-1A A2II, 3.980%, 02/20/2045	97,702	0.0
250,000	(2)	Deer Creek Clo Ltd. 2017-1A A, 3.649%, (US0003M + 1.180%), 10/20/2030	248,197	0.1
250,000	(2)	Dryden Senior Loan Fund 2017-47A A2, 3.786%, (US0003M + 1.350%), 04/15/2028	246,266	0.1
250,000	(2)	Dryden Senior Loan Fund 2017-47A C, 4.636%, (US0003M + 2.200%), 04/15/2028	241,905	0.0
250,000	(2)	Eaton Vance Clo 2015-1A A2R Ltd., 3.719%, (US0003M + 1.250%), 01/20/2030	243,906	0.1
99,250	(2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	101,363	0.0
250,000	(2)	Gilbert Park CLO Ltd. 2017-1A A, 3.626%, (US0003M + 1.190%), 10/15/2030	247,715	0.1
43,403	(2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	44,842	0.0
289,241	(2)	J.G. Wentworth XXXIX LLC 2017-2A A, 3.530%, 09/15/2072	283,272	0.1
250,000	(2)	LCM XVI L.P. 16A CR2, 4.555%, (US0003M + 2.150%), 10/15/2031	243,574	0.0
250,000	(2)	LCM XXIII Ltd. 23A A1, 3.869%, (US0003M + 1.400%), 10/20/2029	249,478	0.1
200,000	(2)(6)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	191,696	0.0
87,576	(2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	88,742	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
458,384	(2)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	$458,325	0.2
100,000	(2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	99,338	0.0
250,000	(2)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.789%, (US0003M + 1.320%), 03/17/2030	247,997	0.1
250,000	(2)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.811%, (US0003M + 1.375%), 07/15/2029	245,285	0.1
250,000	(2)	Octagon Loan Funding Ltd. 2014-1A CRR, 4.840%, (US0003M + 2.200%), 11/18/2031	237,189	0.0
130,000	(2)	OHA Loan Funding Ltd. 2015-1A AR, 4.026%, (US0003M + 1.410%), 08/15/2029	129,997	0.0
140,000	(2)	OHA Loan Funding Ltd. 2015-1A BR, 4.416%, (US0003M + 1.800%), 08/15/2029	136,902	0.1
250,000	(2)	Palmer Square CLO 2015-2A A1BR Ltd., 3.819%, (US0003M + 1.350%), 07/20/2030	245,051	0.1
99,750	(2)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	100,404	0.0
300,000	(2)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	300,289	0.1
200,000	(2)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	200,464	0.1
100,000	(2)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	100,274	0.0
100,000	(2)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	100,721	0.0
150,000	(2)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	153,304	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
50,250	(2)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	$50,184	0.0
170,000	(2)	Symphony CLO Ltd. 2012-9A AR, 3.886%, (US0003M + 1.450%), 10/16/2028	170,002	0.1
100,000	(2)	Symphony CLO Ltd. 2016-18A B, 4.277%, (US0003M + 1.800%), 01/23/2028	99,722	0.0
123,125	(2)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/2046	124,313	0.1
100,000	(2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	101,768	0.0
250,000	(2)	Thacher Park CLO Ltd. 2014-1A CR, 4.669%, (US0003M + 2.200%), 10/20/2026	244,788	0.1
250,000	(2)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.733%, (US0003M + 1.190%), 11/01/2031	249,444	0.1
250,000	(2)	THL Credit Wind River 2017-1A C CLO Ltd., 4.745%, (US0003M + 2.300%), 04/18/2029	242,340	0.0
250,000	(2)	THL Credit Wind River 2017-2A A CLO Ltd., 3.699%, (US0003M + 1.230%), 07/20/2030	248,397	0.1
250,000	(2)	Tiaa Clo III Ltd 2017-2A A, 3.586%, (US0003M + 1.150%), 01/16/2031	245,051	0.1
200,000	(2)(6)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	178,624	0.0
99,000	(2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	93,407	0.0
99,000	(2)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	94,999	0.0
			10,247,175	2.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: 0.3%
150,000	(2)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	$152,673	0.1
19,896	(2)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	19,766	0.0
44,967	(2)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	45,000	0.0
43,744	(2)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	42,350	0.0
250,000	(2)	Navient Private Education Loan Trust 2014-AA A3, 4.055%, (US0001M + 1.600%), 10/15/2031	258,190	0.1
100,000	(2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	95,183	0.0
30,243	(2)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	29,822	0.0
100,000	(2)(6)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	101,463	0.1
100,000	(2)(6)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	99,019	0.0
100,000	(2)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	98,408	0.0
			941,874	0.3
		Total Asset-Backed Securities (Cost $12,245,288)	12,152,935	3.5
		Total Long-Term Investments (Cost $349,282,680)	$333,228,248	95.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.2%
	Securities Lending Collateral(11): 3.8%
3,159,102	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $3,159,616, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $3,222,816, due 11/15/23-05/15/58)	$3,159,102	0.9
3,159,102	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $3,159,682, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,222,284, due 01/25/19-10/20/68)	3,159,102	0.9
657,168	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $657,273, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $670,312, due 02/29/24-09/09/49)	657,168	0.2
3,159,102	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $3,159,625, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $3,222,284, due 10/01/25-10/20/48)	3,159,102	0.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(11) (continued)
3,159,102	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $3,159,685, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,222,334, due 07/15/20-02/15/47)	$3,159,102	0.9
		13,293,576	3.8
Shares			Value	Percentage of Net Assets
		Mutual Funds: 6.4%
7,698,465	(12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%	7,698,465	2.2
14,601,000	(12)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%	14,601,000	4.2
		Total Mutual Funds (Cost $22,299,465)	22,299,465	6.4
		Total Short-Term Investments (Cost $35,593,041)	35,593,041	10.2
		Total Investments in Securities (Cost $384,875,721)	$368,821,289	105.2
		Liabilities in Excess of Other Assets	(18,340,669)	(5.2)
		Net Assets	$350,480,620	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
Security, or a portion of the security, is on loan.

(6)
Variable rate security. Rate shown is the rate in effect as of December 31, 2018.

(7)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(8)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(9)
Settlement is on a when-issued or delayed-delivery basis.

(10)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2018.

(11)
Represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$8,905,326	$2,091,319	$—	$10,996,645
Consumer Discretionary	10,633,655	4,395,287	—	15,028,942
Consumer Staples	7,292,733	4,396,242	—	11,688,975
Energy	5,928,069	2,210,419	—	8,138,488
Financials	15,753,430	7,508,021	—	23,261,451
Health Care	16,444,219	4,477,403	—	20,921,622
Industrials	11,039,273	6,235,312	—	17,274,585
Information Technology	22,613,043	2,447,886	—	25,060,929
Materials	3,331,752	2,476,995	—	5,808,747
Real Estate	4,355,263	1,596,848	—	5,952,111
Utilities	4,514,231	1,555,444	—	6,069,675
Total Common Stock	110,810,994	39,391,176	—	150,202,170
Exchange-Traded Funds	69,981,827	—	—	69,981,827
Mutual Funds	17,221,899	—	—	17,221,899
Preferred Stock	28,395	—	—	28,395
Rights	9,423	—	—	9,423
Corporate Bonds/Notes	—	30,419,485	—	30,419,485
Collateralized Mortgage Obligations	—	14,651,980	—	14,651,980
U.S. Treasury Obligations	—	11,992,837	—	11,992,837
Commercial Mortgage-Backed Securities	—	5,284,099	—	5,284,099
Asset-Backed Securities	—	12,152,935	—	12,152,935
Foreign Government Bonds	—	1,425,997	—	1,425,997
U.S. Government Agency Obligations	—	19,857,201	—	19,857,201
Short-Term Investments	22,299,465	13,293,576	—	35,593,041
Total Investments, at fair value	$220,352,003	$148,469,286	$—	$368,821,289
Other Financial Instruments+
Centrally Cleared Swaps	—	140,713	—	140,713
Forward Foreign Currency Contracts	—	47,012	—	47,012
Forward Premium Swaptions	—	69,463	—	69,463
Futures	766,517	—	—	766,517
Total Assets	$221,118,520	$148,726,474	$—	$369,844,994
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(201,849)	$—	$(201,849)
Forward Foreign Currency Contracts	—	(55,402)	—	(55,402)
Futures	(1,364,472)	—	—	(1,364,472)
Total Liabilities	$(1,364,472)	$(257,251)	$—	$(1,621,723)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Local Currency Debt Fund - Class P	$—	$1,551,430	$—	$(202,971)	$1,348,459	$51,431	$—	$—
Voya Floating Rate Fund - Class P	12,915,812	741,476	(2,431,241)	(498,489)	10,727,558	623,995	10,161
Voya High Yield Bond Fund - Class P	17,250,287	741,349	(17,754,816)	(236,820)	—	551,122	(257,484)	—
	$30,166,099	$3,034,255	$(20,186,057)	$(938,280)	$12,076,017	$1,226,548	$(247,323)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR 317,910	USD 76,102	Barclays Bank PLC	01/11/19	$850
CLP 26,723,439	USD 38,972	Barclays Bank PLC	01/11/19	(456)
USD 7,692	ILS 28,865	Barclays Bank PLC	01/11/19	(33)
ILS 318,063	USD 88,000	Barclays Bank PLC	01/11/19	(2,880)
USD 69,500	CLP 47,486,570	Barclays Bank PLC	01/11/19	1,058
USD 9,000	MXN 172,006	Barclays Bank PLC	01/11/19	259
USD 28,000	ILS 101,470	Barclays Bank PLC	01/11/19	844
USD 69,500	CLP 47,645,725	Barclays Bank PLC	01/11/19	829
USD 119,631	IDR 1,815,623,720	Barclays Bank PLC	01/11/19	(6,439)
USD 96,440	COP 289,568,014	Barclays Bank PLC	01/11/19	7,312
USD 76,845	MYR 317,910	Barclays Bank PLC	01/11/19	(107)
ILS 28,865	USD 7,743	Barclays Bank PLC	04/05/19	33
USD 38,992	CLP 26,723,439	Barclays Bank PLC	04/05/19	455
USD 75,993	MYR 317,910	Barclays Bank PLC	04/05/19	(1,017)
ZAR 129,853	USD 9,000	BNP Paribas	01/11/19	16
USD 140,000	ILS 505,978	BNP Paribas	01/11/19	4,590
TRY 380,857	USD 71,531	Citibank N.A.	01/11/19	86
PEN 111,676	USD 33,460	Citibank N.A.	01/11/19	(317)
PLN 67,950	USD 18,000	Citibank N.A.	01/11/19	160
USD 10,000	TRY 53,899	Citibank N.A.	01/11/19	(135)
PLN 430,916	USD 115,134	Citibank N.A.	01/11/19	30
COP 289,568,014	USD 89,479	Citibank N.A.	01/11/19	(351)
CZK 1,205,094	USD 53,664	Citibank N.A.	01/11/19	2
RON 139,835	USD 34,373	Citibank N.A.	01/11/19	46
THB 3,724,404	USD 114,105	Citibank N.A.	01/11/19	294
USD 108,319	PLN 393,762	Citibank N.A.	01/11/19	3,084
RUB 1,255,877	USD 19,000	Citibank N.A.	01/11/19	(997)
USD 56,000	TRY 341,781	Citibank N.A.	01/11/19	(8,269)
USD 19,000	ZAR 265,020	Citibank N.A.	01/11/19	598
BRL 38,890	USD 10,000	Citibank N.A.	01/11/19	29
CZK 419,913	USD 19,000	Citibank N.A.	01/11/19	(300)
USD 35,363	RON 139,835	Citibank N.A.	01/11/19	944
USD 103,000	CZK 2,273,989	Citibank N.A.	01/11/19	1,734
ZAR 1,714,386	USD 120,446	Citibank N.A.	01/11/19	(1,409)
USD 114,352	THB 3,724,404	Citibank N.A.	04/05/19	(350)
USD 53,787	CZK 1,205,094	Citibank N.A.	04/05/19	(9)
USD 33,362	PEN 111,676	Citibank N.A.	04/05/19	310
USD 89,178	COP 289,568,014	Citibank N.A.	04/05/19	402
USD 119,206	ZAR 1,714,386	Citibank N.A.	04/05/19	1,366
USD 68,405	TRY 380,857	Citibank N.A.	04/05/19	(156)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 34,311	RON 139,836	Citibank N.A.	04/05/19	(53)
USD 115,392	PLN 430,916	Citibank N.A.	04/05/19	(17)
HUF 16,891,179	USD 60,261	Goldman Sachs International	01/11/19	55
PHP 5,649	USD 106	Goldman Sachs International	01/11/19	1
RUB 6,663,520	USD 98,206	Goldman Sachs International	01/11/19	(2,683)
TRY 250,233	USD 44,000	Goldman Sachs International	01/11/19	3,054
MXN 2,557,589	USD 128,335	Goldman Sachs International	01/11/19	1,635
USD 9,000	RUB 597,754	Goldman Sachs International	01/11/19	431
USD 19,000	PLN 71,847	Goldman Sachs International	01/11/19	(202)
ILS 318,251	USD 88,000	Goldman Sachs International	01/11/19	(2,830)
BRL 519,972	USD 135,374	Goldman Sachs International	01/11/19	(1,278)
USD 29,000	RUB 1,955,263	Goldman Sachs International	01/11/19	971
USD 80,557	RUB 5,366,380	Goldman Sachs International	01/11/19	3,629
USD 42,858	HUF 11,647,597	Goldman Sachs International	01/11/19	1,266
CLP 49,694,216	USD 74,741	Goldman Sachs International	01/11/19	(3,118)
CZK 648,982	USD 30,129	Goldman Sachs International	01/11/19	(1,228)
USD 103	PHP 5,649	Goldman Sachs International	01/11/19	(5)
USD 35,382	TRY 235,409	Goldman Sachs International	01/11/19	(8,885)
USD 109,423	ZAR 1,579,219	Goldman Sachs International	01/11/19	(228)
USD 128,529	BRL 525,208	Goldman Sachs International	01/11/19	(6,917)
USD 134,509	BRL 519,972	Goldman Sachs International	04/05/19	1,261
USD 106	PHP 5,649	Goldman Sachs International	04/05/19	(1)
USD 60,592	HUF 16,891,179	Goldman Sachs International	04/05/19	(82)
USD 97,176	RUB 6,663,520	Goldman Sachs International	04/05/19	2,694
USD 126,654	MXN 2,557,589	Goldman Sachs International	04/05/19	(1,605)
IDR 1,815,623,720	USD 124,854	HSBC Bank USA N.A.	01/11/19	1,216
USD 9,000	PLN 33,257	HSBC Bank USA N.A.	01/11/19	112
USD 19,000	HUF 5,243,582	HSBC Bank USA N.A.	01/11/19	276
USD 113,575	MXN 2,174,541	HSBC Bank USA N.A.	01/11/19	3,070
USD 115,303	THB 3,724,404	HSBC Bank USA N.A.	01/11/19	905
USD 123,697	IDR 1,815,623,720	HSBC Bank USA N.A.	03/22/19	(1,062)
USD 19,000	MXN 392,697	JPMorgan Chase Bank N.A.	01/11/19	(956)
CLP 18,714,640	USD 28,000	JPMorgan Chase Bank N.A.	01/11/19	(1,027)
USD 9,000	BRL 33,654	JPMorgan Chase Bank N.A.	01/11/19	321
USD 33,695	PEN 111,676	JPMorgan Chase Bank N.A.	01/11/19	553
MXN 181,654	USD 9,000	The Bank of New York Mellon	01/11/19	231
				$(8,390)

At December 31, 2018, the following futures contracts were outstanding for Voya Balanced Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
E-mini Russell 2000® Index	208	03/15/19	$14,029,600	$(651,545)
S&P 500® E-Mini	121	03/15/19	15,156,460	(428,268)
U.S. Treasury 2-Year Note	55	03/29/19	11,677,188	68,677
U.S. Treasury 5-Year Note	25	03/29/19	2,867,187	20,069
U.S. Treasury Long Bond	14	03/20/19	2,044,000	76,674
U.S. Treasury Ultra Long Bond	71	03/20/19	11,406,594	393,294
			$57,181,029	$(521,099)
Short Contracts
Mini MSCI Emerging Markets Index	(229)	03/15/19	(11,069,860)	(9,181)
MSCI EAFE Mini Index	(41)	03/15/19	(3,517,800)	62,048
S&P Mid 400 E-Mini	(20)	03/15/19	(3,324,400)	145,755
U.S. Treasury 10-Year Note	(16)	03/20/19	(1,952,250)	(39,990)
U.S. Treasury Ultra 10-Year Note	(56)	03/20/19	(7,284,375)	(235,488)
			$(27,148,685)	$(76,856)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the following centrally cleared credit default swaps were outstanding for Voya Balanced Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover, Series 30, Version 1	Buy	(5.000)	12/20/23	EUR 2,090,733	$(152,090)	$(4,264)
					$(152,090)	$(4,264)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 31, Version 1	Sell	5.000	12/20/23	USD 4,300,000	$85,712	$(85,598)
					$85,712	$(85,598)

Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Implied Credit Spread at 12/31/18 (%)(7)	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Inc 2.750%, due 3/15/2023	Sell	1.000	12/20/23	0.890	USD 180,000	$1,072	$(1,780)
						$1,072	$(1,780)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

(7)
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.785%	Semi-Annual	10/13/22	USD 1,701,000	$(48,613)	$(48,613)
Pay	3-month USD-LIBOR	Quarterly	2.099	Semi-Annual	10/13/25	USD 58,000	(1,923)	(1,923)
Pay	3-month USD-LIBOR	Quarterly	2.372	Semi-Annual	10/13/30	USD 612,000	(25,693)	(25,693)
Pay	3-month USD-LIBOR	Quarterly	2.510	Semi-Annual	10/13/35	USD 729,000	(33,978)	(33,978)
Receive	3-month USD-LIBOR	Quarterly	1.668	Semi-Annual	10/30/19	USD 7,138,000	62,692	62,692
Receive	3-month USD-LIBOR	Quarterly	1.453	Semi-Annual	10/13/20	USD 715,000	15,209	15,209
Receive	3-month USD-LIBOR	Quarterly	2.593	Semi-Annual	10/13/40	USD 221,000	10,179	10,179
Receive	3-month USD-LIBOR	Quarterly	2.619	Semi-Annual	10/13/45	USD 1,071,000	52,633	52,633
							$30,506	$30,506

At December 31, 2018, the following over-the-counter forward premium swaptions were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(1)	Unrealized Appreciation/ (Depreciation)
Call on 5-year Interest Rate Swap (Purchased)	Bank of America N.A.	0.000%	Receive	3-month USD-LIBOR	02/20/19	USD 2,150,000	$(115,025)	$11,275
Call on 5-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 3,055,000	(161,533)	18,198
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	02/13/19	USD 2,150,000	(116,530)	9,725
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	03/06/19	USD 2,150,000	(115,186)	11,136
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 3,395,000	(180,614)	19,129
							$(688,888)	$69,463

(1)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective swaption contract.

Currency Abbreviations
BRL  –  Brazilian Real
CLP  –  Chilean Peso
COP  –  Colombian Peso
CZK  –  Czech Koruna
EUR  –  EU Euro
HUF  –  Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
MXN  –  Mexican Peso
MYR  –  Malaysian Ringgit
PEN  –  Peruvian Nuevo Sol
PHP  –  Philippine Peso
PLN  –  Polish Zloty
RON  –  Romanian New Leu
RUB  –  Russian Ruble
THB  –  Thai Baht
TRY  –  Turkish Lira
USD  –  United States Dollar
ZAR  –  South African Rand
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$47,012
Equity contracts	Net Assets — Unrealized appreciation*	207,803
Interest rate contracts	Net Assets — Unrealized appreciation*	558,714
Interest rate contracts	Net Assets — Unrealized appreciation**	140,713
Interest rate contracts	Net Assets — Unrealized appreciation***	69,463
Total Asset Derivatives		$1,023,705
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$55,402
Equity contracts	Net Assets — Unrealized depreciation*	1,088,994
Interest rate contracts	Net Assets — Unrealized depreciation*	275,478
Credit contracts	Net Assets — Unrealized depreciation**	91,642
Interest rate contracts	Net Assets — Unrealized depreciation**	110,207
Total Liability Derivatives		$1,621,723

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

***
Includes cumulative appreciation/depreciation of forward premium swaptions as reported in the following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$116,703	$116,703
Equity contracts	—	(1,081,387)	—	(1,081,387)
Foreign exchange contracts	249,626	—	—	249,626
Interest rate contracts	—	(493,865)	63,379	(430,486)
Total	$249,626	$(1,575,252)	$180,082	$(1,145,544)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(95,178)	$(95,178)
Equity contracts	—	—	(1,155,659)	—	(1,155,659)
Foreign exchange contracts	—	707	—	—	707
Interest rate contracts	69,463	—	307,405	3,294	380,162
Total	$69,463	$707	$(848,254)	$(91,884)	$(869,968)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2018 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$11,640	$4,606	$9,085	$14,997	$5,579	$874	$—	$231	$47,012
Forward premium swaptions	11,275	18,198	—	—	—	—	—	39,990	—	69,463
Total Assets	$11,275	$29,838	$4,606	$9,085	$14,997	$5,579	$874	$39,990	$231	$116,475
Liabilities:
Forward foreign currency contracts	$—	$10,932	$—	$12,363	$29,062	$1,062	$1,983	$—	$—	$55,402
Total Liabilities	$—	$10,932	$—	$12,363	$29,062	$1,062	$1,983	$—	$—	$55,402
Net OTC derivative instruments by counterparty, at fair value	$11,275	$18,906	$4,606	$(3,278)	$(14,065)	$4,517	$(1,109)	$39,990	$231	$61,073
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$11,275	$18,906	$4,606	$(3,278)	$(14,065)	$4,517	$(1,109)	$39,990	$231	$61,073

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $385,183,418.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$9,287,241
Gross Unrealized Depreciation	(26,132,302)
Net Unrealized Depreciation	$(16,845,061)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Australia: 1.7%
237,870		AGL Energy Ltd.	$3,454,398	0.6
979,297		Other Securities	6,126,343	1.1
			9,580,741	1.7
		Belgium: 0.7%
44,075		UCB S.A.	3,599,900	0.7
		Canada: 3.7%
584,863	(1)	Other Securities	20,611,616	3.7
		China: 0.5%
703,500		Other Securities	2,611,200	0.5
		Denmark: 0.7%
86,068		Novo Nordisk A/S	3,952,852	0.7
		Finland: 1.1%
77,437		Sampo OYJ	3,431,985	0.6
76,634		Other Securities	2,529,995	0.5
			5,961,980	1.1
		France: 3.4%
171,656		AXA S.A.	3,704,668	0.6
596,111		Other Securities	15,397,011	2.8
			19,101,679	3.4
		Germany: 2.0%
40,184	(2)	Covestro AG	1,990,094	0.3
396,142		Other Securities	9,349,367	1.7
			11,339,461	2.0
		Hong Kong: 1.5%
3,851,500		Other Securities	8,447,442	1.5
		Israel: 0.3%
301,795		Other Securities	1,824,355	0.3
		Japan: 9.4%
99,300		Japan Airlines Co. Ltd.	3,519,299	0.6
230,400		Mitsui & Co., Ltd.	3,539,707	0.6
23,400		Oracle Corp. Japan	1,485,382	0.3
233,200		Sekisui House Ltd.	3,424,561	0.6
1,504,308		Other Securities	40,305,912	7.3
			52,274,861	9.4
		Luxembourg: 0.2%
16,822		Other Securities	901,501	0.2
		Netherlands: 3.5%
140,632		Koninklijke Ahold Delhaize NV	3,552,677	0.6
92,134		NN Group NV	3,663,122	0.7
228,446		Royal Dutch Shell PLC - Class A	6,723,814	1.2
278,643		Other Securities	5,703,982	1.0
			19,643,595	3.5
		New Zealand: 0.3%
647,397		Other Securities	1,805,863	0.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Panama: 0.4%
26,076		Other Securities	$2,052,442	0.4
		Singapore: 0.8%
2,251,600		Other Securities	4,295,967	0.8
		Spain: 0.8%
191,811	(1)	Other Securities	4,369,499	0.8
		Sweden: 0.5%
64,158		Other Securities	2,525,736	0.5
		Switzerland: 2.6%
42,757		Nestle SA	3,470,277	0.6
23,909		Roche Holding AG	5,935,621	1.1
13,160		Zurich Insurance Group AG	3,922,849	0.7
7,554		Other Securities	972,402	0.2
			14,301,149	2.6
		United Kingdom: 5.5%
241,221		GlaxoSmithKline PLC	4,597,195	0.9
1,161,436		Legal & General Group PLC	3,422,019	0.6
8,907,939		Other Securities	22,354,076	4.0
			30,373,290	5.5
		United States: 58.5%
57,952		AbbVie, Inc.	5,342,595	1.0
92,900		Aflac, Inc.	4,232,524	0.8
87,246		Altria Group, Inc.	4,309,080	0.8
19,143		Amgen, Inc.	3,726,568	0.7
43,367		Amphenol Corp.	3,513,594	0.6
349,038		Annaly Capital Management, Inc.	3,427,553	0.6
58,693		Apple, Inc.	9,258,234	1.7
185,252		AT&T, Inc.	5,287,092	1.0
256,012		Bank of America Corp.	6,308,136	1.1
12,618		Boeing Co.	4,069,305	0.7
81,216		Bristol-Myers Squibb Co.	4,221,608	0.8
126,359		Centerpoint Energy, Inc.	3,567,115	0.6
49,537		Chevron Corp.	5,389,130	1.0
137,237		Cisco Systems, Inc.	5,946,479	1.1
36,825		Darden Restaurants, Inc.	3,677,344	0.7
45,831		Eli Lilly & Co.	5,303,563	1.0
63,021		Exxon Mobil Corp.	4,297,402	0.8
90,202		General Mills, Inc.	3,512,466	0.6
32,618		Honeywell International, Inc.	4,309,490	0.8
135,985		Intel Corp.	6,381,776	1.1
39,659		International Business Machines Corp.	4,508,039	0.8
65,704		Johnson & Johnson	8,479,101	1.5
28,810		McDonald’s Corp.	5,115,792	0.9
44,716		Microsoft Corp.	4,541,804	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
49,442	Omnicom Group	$3,621,132	0.6
115,610	Oracle Corp.	5,219,792	0.9
54,115	Paychex, Inc.	3,525,592	0.6
45,329	PepsiCo, Inc.	5,007,948	0.9
162,600	Pfizer, Inc.	7,097,490	1.3
64,250	Philip Morris International, Inc.	4,289,330	0.8
40,189	Procter & Gamble Co.	3,694,173	0.7
47,854	Texas Instruments, Inc.	4,522,203	0.8
46,357	Waste Management, Inc.	4,125,309	0.7
102,527	Wells Fargo & Co.	4,724,444	0.8
4,249,193	Other Securities	160,488,793	28.9
		325,041,996	58.5
	Total Common Stock (Cost $595,436,589)	544,617,125	98.1
EXCHANGE-TRADED FUNDS: 0.9%
41,376	Other Securities	4,995,842	0.9
	Total Exchange-Traded Funds (Cost $5,496,226)	4,995,842	0.9
	Total Long-Term Investments (Cost $600,932,815)	549,612,967	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateral(3): 1.7%
2,218,949	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,219,356, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,263,328, due 01/25/19-10/20/68)	2,218,949	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(3) (continued)
2,218,949	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,219,320, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,263,328, due 01/25/19-02/01/49)	$2,218,949	0.4
463,855	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $463,929, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $473,132, due 02/29/24-09/09/49)	463,855	0.1
2,218,949	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,219,316, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,263,328, due 10/01/25-10/20/48)	2,218,949	0.4
2,218,949	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $2,219,359, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,263,363, due 07/15/20-02/15/47)	2,218,949	0.4
		9,339,651	1.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.1%
893,000	(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $893,000)	$893,000	0.1
		Total Short-Term Investments (Cost $10,232,651)	10,232,651	1.8
		Total Investments in Securities (Cost $611,165,466)	$559,845,618	100.8
		Liabilities in Excess of Other Assets	(4,675,477)	(0.8)
		Net Assets	$555,170,141	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2018.

Sector Diversification	Percentage of Net Assets
Information Technology	18.3%
Financials	18.1
Health Care	11.7
Industrials	11.4
Consumer Staples	10.0
Consumer Discretionary	8.5
Communication Services	5.9
Energy	5.6
Utilities	4.4
Materials	3.3
Exchange-Traded Funds	0.9
Real Estate	0.9
Short-Term Investments	1.8
Liabilities in Excess of Other Assets	(0.8)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$9,580,741	$—	$9,580,741
Belgium	—	3,599,900	—	3,599,900
Canada	20,611,616	—	—	20,611,616
China	—	2,611,200	—	2,611,200
Denmark	—	3,952,852	—	3,952,852
Finland	—	5,961,980	—	5,961,980
France	—	19,101,679	—	19,101,679
Germany	—	11,339,461	—	11,339,461
Hong Kong	—	8,447,442	—	8,447,442
Israel	—	1,824,355	—	1,824,355
Japan	—	52,274,861	—	52,274,861
Luxembourg	—	901,501	—	901,501
Netherlands	3,108,853	16,534,742	—	19,643,595
New Zealand	—	1,805,863	—	1,805,863
Panama	2,052,442	—	—	2,052,442
Singapore	—	4,295,967	—	4,295,967
Spain	—	4,369,499	—	4,369,499
Sweden	—	2,525,736	—	2,525,736
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Switzerland	—	14,301,149	—	14,301,149
United Kingdom	—	30,373,290	—	30,373,290
United States	325,041,996	—	—	325,041,996
Total Common Stock	350,814,907	193,802,218	—	544,617,125
Exchange-Traded Funds	4,995,842	—	—	4,995,842
Short-Term Investments	893,000	9,339,651	—	10,232,651
Total Investments, at fair value	$356,703,749	$203,141,869	$—	$559,845,618

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,119,873
Total	$1,119,873

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,063,402)
Total	$(1,063,402)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $611,382,847.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$16,497,636
Gross Unrealized Depreciation	(68,025,143)
Net Unrealized Appreciation	$(51,527,507)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2018

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 40.0%
15,000,000	Fannie Mae Discount Note, 2.330%, 01/02/2019	$14,999,042	3.2
3,000,000	Fannie Mae, 2.510%, (US0001M + 0.000%), 02/28/2019	3,000,293	0.6
16,500,000	Fannie Mae, 2.530%, (SOFRRATE + 0.070%), 10/30/2019	16,500,000	3.6
1,000,000	Federal Farm Credit Banks, 1.910%, 01/25/2019	999,557	0.2
875,000	Federal Farm Credit Banks, 2.110%, 01/07/2019	874,842	0.2
3,000,000	Federal Farm Credit Banks, 2.210%, (US0001M + (0.140)%), 07/02/2019	2,999,013	0.6
7,750,000	Federal Farm Credit Banks, 2.290%, (US0001M + (0.060)%), 04/03/2019	7,750,551	1.7
1,000,000	Federal Farm Credit Banks, 2.300%, (US0001M + (0.135)%), 06/13/2019	999,697	0.2
4,250,000	Federal Farm Credit Banks, 2.340%, (US0001M + (0.095)%), 09/13/2019	4,249,881	0.9
1,000,000	Federal Farm Credit Banks, 2.400%, (FEDL01 + 0.000%), 08/08/2019	999,689	0.2
11,500,000	Federal Farm Credit Banks, 2.420%, (FCPR DLY + (3.080)%), 03/12/2019	11,499,564	2.5
8,400,000	Federal Farm Credit Banks, 2.420%, (US0001M + (0.085)%), 05/24/2019	8,399,923	1.8
1,250,000	Federal Farm Credit Banks, 2.420%, (FEDL01 + 0.015%), 10/28/2019	1,249,587	0.3
7,750,000	Federal Farm Credit Banks, 2.440%, 01/17/2019	7,746,038	1.7
10,500,000	Federal Farm Credit Banks, 2.530%, (USBMMY3M + 0.100%), 01/25/2019	10,501,030	2.3
6,750,000	Federal Farm Credit Banks, 2.550%, (FCPR DLY + (2.950)%), 09/25/2019	6,752,444	1.5
1,000,000	Federal Farm Credit Banks, 2.610%, (US0001M + 0.170%), 11/14/2019	1,001,820	0.2
11,050,000	Federal Farm Credit Banks, 2.640%, (US0001M + 0.190%), 05/16/2019	11,061,228	2.4
1,500,000	Federal Farm Credit Banks, 2.640%, (US0001M + 0.190%), 07/15/2019	1,502,187	0.3
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
2,000,000	Federal Farm Credit Banks, 2.670%, (US0001M + 0.170%), 01/22/2019	$2,000,349	0.4
6,610,000	Federal Home Loan Bank Discount Notes, 2.180%, 01/02/2019	6,609,605	1.4
6,000,000	Federal Home Loan Banks, 2.210%, (US0001M + (0.140)%), 01/02/2019	5,999,996	1.3
400,000	Federal Home Loan Banks, 2.240%, (US0003M + (0.200)%), 01/18/2019	400,029	0.1
4,750,000	Federal Home Loan Banks, 2.250%, (US0001M + (0.100)%), 09/04/2019	4,750,000	1.0
1,200,000	Federal Home Loan Banks, 2.390%, (US0001M + (0.060)%), 09/16/2019	1,200,272	0.3
2,000,000	Federal Home Loan Banks, 2.410%, (US0001M + (0.090)%), 01/22/2019	2,000,001	0.4
2,000,000	Federal Home Loan Banks, 2.520%, (US0003M + (0.160)%), 05/24/2019	2,000,098	0.4
6,250,000	Federal Home Loan Banks, 2.630%, (US0003M + (0.160)%), 06/20/2019	6,252,368	1.4
1,000,000	Federal Home Loan Banks, 2.660%, (US0003M + (0.160)%), 06/27/2019	1,000,592	0.2
15,000,000	Freddie Mac Discount Notes, 2.310%, 01/02/2019	14,999,050	3.2
6,250,000	Freddie Mac, 2.360%, (US0001M + (0.100)%), 03/18/2019	6,250,000	1.4
8,000,000	Freddie Mac, 2.400%, (US0001M + (0.110)%), 05/28/2019	8,000,000	1.7
11,000,000	Freddie Mac, 2.470%, (US0003M + (0.225)%), 08/27/2019	11,000,000	2.4
	Total U.S. Government Agency Debt (Cost $185,548,746)	185,548,746	40.0
U.S. TREASURY DEBT: 30.2%
140,000,000	United States Treasury Bill, 2.430%, 01/29/2019	139,748,671	30.2
	Total U.S. Treasury Debt (Cost $139,748,671)	139,748,671	30.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: 30.3%
	Repurchase Agreement: 30.3%
60,000,000	Deutsche Bank Repurchase Agreement dated 12/31/18, 2.90%, due 1/2/19, $60,009,667 to be received upon repurchase (Collateralized by $49,713,600, U.S. Treasury Bond, 2.000%-6.125%, Market Value plus accrued interest $61,200,059 due 1/15/26-2/15/45)	$60,000,000	13.0
80,218,000	Deutsche Bank Repurchase Agreement dated 12/31/18, 2.90%, due 1/2/2019, $80,230,924 to be received upon repurchase (Collateralized by $143,586,907, U.S. Treasury Interest component, 0.0%, Market Value plus accrued interest $82,624,540 due 5/15/37-8/15/38)	80,218,000	17.3
	Total U.S. Treasury Repurchase Agreement (Cost $140,218,000)	140,218,000	30.3

Shares			Value	Percentage of Net Assets
INVESTMENT COMPANIES: 9.9%
23,000,000	(1)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.270%, 01/02/19	$23,000,000	4.9
23,000,000	(1)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 2.290%, 01/02/19	23,000,000	5.0
		Total Investment Companies (Cost $46,000,000)	46,000,000	9.9
		Total Investments in Securities (Cost $511,515,417)	$511,515,417	110.4
		Liabilities in Excess of Other Assets	(48,324,104)	(10.4)
		Net Assets	$463,191,313	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:
FCPR DLY
Federal Reserve Bank Prime Loan Rate

FEDL01
Federal Funds Effective Rate

SOFRRATE
Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

USBMMY3M
U.S. Treasury 3-month Bill Money Market Yield

At December 31, 2018, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
U.S. Treasury Debt	$—	$139,748,671	$—	$139,748,671
U.S. Treasury Repurchase Agreement	—	140,218,000	—	140,218,000
U.S. Government Agency Debt	—	185,548,746	—	185,548,746
Investment Companies	46,000,000	—	—	46,000,000
Total Investments, at fair value	$46,000,000	$465,515,417	$—	$511,515,417

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2018 (continued)

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2018:
Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$140,218,000	$(140,218,000)	$—
Totals	$140,218,000	$(140,218,000)	$—

(1)
Collateral with a fair value of  $143,824,599 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Communication Services: 10.4%
609,523		Activision Blizzard, Inc.	$28,385,486	1.0
129,372	(1)	Alphabet, Inc. - Class A	135,188,565	4.7
1,479,695		Verizon Communications, Inc.	83,188,453	2.9
493,415		Walt Disney Co.	54,102,955	1.8
			300,865,459	10.4
		Consumer Discretionary: 8.6%
35,121	(1)	Amazon.com, Inc.	52,750,689	1.8
417,388		Hasbro, Inc.	33,912,775	1.2
368,283		McDonald’s Corp.	65,396,012	2.3
293,713		Ralph Lauren Corp.	30,387,547	1.1
454,243		Starbucks Corp.	29,253,249	1.0
1,060,427		Tapestry, Inc.	35,789,411	1.2
			247,489,683	8.6
		Consumer Staples: 8.1%
1,383,575		Coca-Cola Co.	65,512,276	2.3
1,417,426		Mondelez International, Inc.	56,739,563	2.0
665,919		Procter & Gamble Co.	61,211,275	2.1
521,187		Walmart, Inc.	48,548,569	1.7
			232,011,683	8.1
		Energy: 4.5%
505,030		Occidental Petroleum Corp.	30,998,742	1.1
956,674		Royal Dutch Shell PLC - Class A ADR	55,745,394	1.9
590,472	(2)	Other Securities	43,184,784	1.5
			129,928,920	4.5
		Financials: 13.7%
1,625,883		Bank of America Corp.	40,061,757	1.4
581,387		Discover Financial Services	34,290,205	1.2
772,287		Hartford Financial Services Group, Inc.	34,328,157	1.2
678,011		Intercontinental Exchange, Inc.	51,074,569	1.8
698,435		JPMorgan Chase & Co.	68,181,225	2.4
823,092		Lazard Ltd.	30,380,326	1.1
277,548		Reinsurance Group of America, Inc.	38,920,556	1.3
777,026		US Bancorp	35,510,088	1.2
782,918		Wells Fargo & Co.	36,076,862	1.2
186,117		Other Securities	26,063,824	0.9
			394,887,569	13.7
		Health Care: 15.6%
125,581	(1)	Biogen, Inc.	37,789,834	1.3
904,077	(1)	Boston Scientific Corp.	31,950,081	1.1
668,837		Gilead Sciences, Inc.	41,835,754	1.5
544,731		Johnson & Johnson	70,297,536	2.4
318,256		Medtronic PLC	28,948,566	1.0
730,772		Merck & Co., Inc.	55,838,288	1.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
1,875,295		Pfizer, Inc.	$81,856,627	2.8
284,781		UnitedHealth Group, Inc.	70,944,643	2.5
297,550		Zimmer Biomet Holdings, Inc.	30,861,886	1.1
			450,323,215	15.6
		Industrials: 8.7%
309,228		Deere & Co.	46,127,541	1.6
750,702		Emerson Electric Co.	44,854,444	1.6
372,200		Honeywell International, Inc.	49,175,064	1.7
232,382		Roper Technologies, Inc.	61,934,451	2.1
343,950		Union Pacific Corp.	47,544,208	1.7
2	(2)	Other Securities	41	0.0
			249,635,749	8.7
		Information Technology: 19.5%
198,131	(1)	Adobe, Inc.	44,825,157	1.6
306,357		Apple, Inc.	48,324,753	1.7
194,461		Broadcom, Inc.	49,447,543	1.7
1,498,051		Cisco Systems, Inc.	64,910,550	2.3
545,800		Citrix Systems, Inc.	55,922,668	1.9
402,074		Fidelity National Information Services, Inc.	41,232,689	1.4
1,503,687		Microsoft Corp.	152,729,489	5.3
319,201		Motorola Solutions, Inc.	36,720,883	1.3
428,861		Texas Instruments, Inc.	40,527,365	1.4
429,557		Other Securities	25,631,666	0.9
			560,272,763	19.5
		Materials: 2.7%
303,682		Air Products & Chemicals, Inc.	48,604,304	1.7
593,724	(3)	BHP Group Ltd. ADR	28,670,932	1.0
			77,275,236	2.7
		Real Estate: 3.2%
335,497		Crown Castle International Corp.	36,445,039	1.3
358,267		Mid-America Apartment Communities, Inc.	34,286,152	1.2
249,367		Other Securities	21,956,764	0.7
			92,687,955	3.2
		Utilities: 4.1%
578,798		American Electric Power Co., Inc.	43,259,362	1.5
358,656		Entergy Corp.	30,869,522	1.1
251,506		NextEra Energy, Inc.	43,716,773	1.5
			117,845,657	4.1
		Total Common Stock (Cost $2,617,796,517)	2,853,223,889	99.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
OTHER(4): —%
		Utilities: —%
20,000,000	(1)(5)(6)	Mirant Corp. (Escrow), 0.000%, 06/15/2021	$—	—
10,000,000	(1)(5)(6)	Southern Energy (Escrow), 0.000%, 07/15/2049	—	—
		Total Other (Cost $—)	—	—
		Total Long-Term Investments (Cost $2,617,796,517)	2,853,223,889	99.1
SHORT-TERM INVESTMENTS: 1.8%
		Securities Lending Collateral(7): 1.0%
6,855,198		Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $6,856,314, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $6,993,456, due 11/15/ 23-05/15/58)	6,855,198	0.3
6,855,198		Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $6,856,456, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $6,992,302, due 01/25/19-10/20/68)	6,855,198	0.2
6,855,198		Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $6,856,344, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $6,992,302, due 01/25/19-02/01/49)	6,855,198	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
1,437,153	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $1,437,383, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $1,465,896, due 02/29/24-09/09/49)	$1,437,153	0.1
6,855,198	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $6,856,332, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $6,992,302, due 10/01/25-10/20/48)	6,855,198	0.2
		28,857,945	1.0
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.8%
24,092,000	(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $24,092,000)	24,092,000	0.8
		Total Short-Term Investments (Cost $52,949,945)	52,949,945	1.8
		Total Investments in Securities (Cost $2,670,746,462)	$2,906,173,834	100.9
		Liabilities in Excess of Other Assets	(26,834,578)	(0.9)
		Net Assets	$2,879,339,256	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2018 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Security, or a portion of the security, is on loan.

(4)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$2,853,223,889	$—	$—	$2,853,223,889
Other	—	—	—	—
Short-Term Investments	24,092,000	28,857,945	—	52,949,945
Total Investments, at fair value	$2,877,315,889	$28,857,945	$—	$2,906,173,834

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, Voya Growth and Income Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Mirant Corp. (Escrow)	11/30/2005	$—	$—
Southern Energy (Escrow)	11/30/2005	—	—
		$—	$—

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $2,672,389,212.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$410,928,412
Gross Unrealized Depreciation	(177,143,790)
Net Unrealized Appreciation	$233,784,622

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 29.3%
		Basic Materials: 0.8%
2,486,000	(1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$2,487,886	0.1
1,800,000	(1)	Braskem Netherlands Finance BV, 4.500%, 01/10/2028	1,670,418	0.1
1,900,000	(1)	Dow Chemical Co/The, 4.800%, 11/30/2028	1,938,068	0.1
4,274,000	(1)	Georgia-Pacific LLC, 2.539%, 11/15/2019	4,242,234	0.1
4,335,000	(1)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	4,389,972	0.1
12,223,000		Other Securities	12,009,921	0.3
			26,738,499	0.8
		Communications: 2.7%
19,878,000		AT&T, Inc., 4.125%-5.450%, 02/17/2026-02/15/2050	18,596,188	0.5
12,960,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%-4.908%, 07/23/2020-07/23/2025	12,966,155	0.4
4,885,000	(1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	4,958,275	0.2
4,252,000		NBCUniversal Media LLC, 5.150%, 04/30/2020	4,365,419	0.1
2,630,000	(1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	2,557,242	0.1
52,768,000		Other Securities	50,983,494	1.4
			94,426,773	2.7
		Consumer, Cyclical: 2.7%
930,367		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	914,091	0.0
1,250,899		American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	1,290,286	0.0
5,001,220		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	4,727,053	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
620,760		American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/2030	$612,951	0.0
2,165,762		American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	2,050,864	0.1
1,604,565		American Airlines 2017-2 Class B Pass Through Trust, 3.700%, 04/15/2027	1,553,535	0.1
2,685,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	2,674,640	0.1
3,810,000	(1)	BMW US Capital LLC, 3.450%, 04/12/2023	3,784,322	0.1
633,686	(1)	British Airways 2018-1 Class A Pass Through Trust, 4.125%, 03/20/2033	627,222	0.0
4,210,000	(1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	4,108,586	0.1
4,640,000	(1)	Nissan Motor Acceptance Corp., 2.600%, 09/28/2022	4,421,037	0.1
2,340,000	(1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	2,329,467	0.1
1,487,721		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	1,527,097	0.1
3,618,424		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	3,497,423	0.1
938,032		United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	917,882	0.0
4,449,655		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	4,099,222	0.1
1,197,801		United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	1,135,036	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
2,110,000		United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	$2,075,861	0.1
3,410,000	(1)	Volkswagen Group of America Finance LLC, 2.400%, 05/22/2020	3,357,624	0.1
9,186,000		Walmart, Inc., 2.350%-3.400%, 06/23/2021-06/26/2023	9,126,836	0.3
3,360,000	(1)	ZF North America Capital, Inc., 4.000%, 04/29/2020	3,345,367	0.1
39,647,928		Other Securities	37,221,136	1.0
			95,397,538	2.7
		Consumer, Non-cyclical: 4.9%
2,500,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	2,334,635	0.1
4,049,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	3,767,930	0.1
3,800,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	3,734,489	0.1
68,509		CVS Pass-Through Trust, 6.943%, 01/10/2030	76,186	0.0
17,953,000		CVS Health Corp., 3.125%-5.050%, 03/09/2020-03/25/2048	17,772,648	0.5
10,165,000	(1)(2)	Cigna Corp., 3.400%, 09/17/2021	10,147,949	0.3
3,770,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	3,714,479	0.1
2,113,000	(1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,097,606	0.0
2,905,000	(1)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	2,895,890	0.1
3,910,000	(1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	3,929,755	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,990,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	$2,999,700	0.1
4,300,000	(1)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	4,361,338	0.1
14,210,000		Unilever Capital Corp., 3.000%-3.250%, 03/07/2022-03/07/2024	14,121,411	0.4
105,007,000	(3)	Other Securities	101,881,471	2.9
			173,835,487	4.9
		Energy: 3.0%
3,025,000	(1)	Schlumberger Investment SA, 2.400%, 08/01/2022	2,905,990	0.1
959,000	(1)	Schlumberger Norge AS, 4.200%, 01/15/2021	973,473	0.0
1,052,000	(1)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	1,065,287	0.0
9,833,000		Shell International Finance BV, 3.250%-4.375%, 05/11/2025-05/10/2046	9,732,459	0.3
10,437,000		Williams Partners L.P., 3.600%-5.400%, 03/15/2022-03/04/2044	10,176,483	0.3
84,480,000		Other Securities	81,920,341	2.3
			106,774,033	3.0
		Financial: 9.2%
25,815,000	(4)	Bank of America Corp., 3.419%-4.250%, 05/17/2022-12/20/2028	24,988,779	0.7
1,862,000	(1)	Barclays Bank PLC, 10.179%, 06/12/2021	2,094,232	0.1
4,500,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	4,366,726	0.1
10,079,000	(4)	Citigroup, Inc., 2.876%-5.500%, 07/24/2023-09/13/2025	10,164,231	0.3
2,757,000	(1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	2,773,324	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
2,315,000	(1)	Commerzbank AG, 8.125%, 09/19/2023	$2,541,915	0.1
1,370,000	(1)(4)	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/31/2199	1,419,662	0.0
3,150,000	(1)	Credit Agricole SA/ London, 2.375%, 07/01/2021	3,062,962	0.1
6,736,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	7,043,397	0.2
5,236,000	(1)	Credit Suisse Group AG, 3.574%, 01/09/2023	5,112,320	0.1
2,303,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/2021	2,295,892	0.1
5,295,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	5,175,637	0.1
7,975,000	(1)(2)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	7,828,067	0.2
1,272,000	(1)	Guardian Life Insurance Co. of America/The, 4.850%, 01/24/2077	1,257,493	0.0
723,000	(1)	HSBC Bank PLC, 4.125%, 08/12/2020	731,572	0.0
10,277,000	(4)	HSBC Holdings PLC, 3.400%-4.583%, 03/08/2021-06/19/2029	10,158,514	0.3
23,924,000	(4)	JPMorgan Chase & Co., 2.550%-4.032%, 10/29/2020-07/24/2048	23,154,740	0.7
7,870,000	(1)(4)	Macquarie Group Ltd, 3.189%, 11/28/2023	7,578,086	0.2
5,870,000		Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	5,884,041	0.2
4,560,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	4,474,817	0.1
2,759,000	(4)	Mizuho Financial Group, Inc., 3.922%, 09/11/2024	2,789,774	0.1
13,145,000		Morgan Stanley, 2.750%-5.500%, 07/28/2021-04/23/2027	13,022,776	0.4
5,004,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	4,953,384	0.1
2,661,000	(1)(2)(4)	Nordea Bank ABP, 6.125%, 12/31/2199	2,504,666	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
2,690,000		Royal Bank of Canada, 3.068%, (US0003M + 0.660%), 10/05/2023	$2,649,214	0.1
7,410,000		Royal Bank of Canada, 2.125%-3.700%, 03/02/2020-10/05/2023	7,384,143	0.2
3,000,000	(1)	Societe Generale SA, 2.625%, 09/16/2020	2,964,316	0.1
14,131,000	(1)(4)	Standard Chartered PLC, 3.885%, 03/15/2024	13,691,006	0.4
4,920,000	(1)	Suncorp-Metway Ltd, 2.375%, 11/09/2020	4,822,574	0.1
2,007,000	(4)	Toronto-Dominion Bank, 3.625%, 09/15/2031	1,898,396	0.1
10,565,000		Toronto-Dominion Bank/The, 1.900%-3.500%, 10/24/2019-07/19/2023	10,572,339	0.3
1,960,000	(1)	UBS AG/London, 2.450%, 12/01/2020	1,924,632	0.0
2,470,000		UBS AG, 5.125%, 05/15/2024	2,463,998	0.1
6,349,000		UBS AG/Stamford CT, 2.350%-7.625%, 03/26/2020-08/17/2022	6,607,342	0.2
7,600,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	7,647,672	0.2
5,504,000		Wells Fargo & Co., 4.125%-4.750%, 08/15/2023-12/07/2046	5,455,301	0.2
101,720,000		Other Securities	100,529,945	2.8
			323,987,885	9.2
		Industrial: 1.6%
2,570,000	(1)(2)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,502,202	0.1
56,833,000		Other Securities	54,422,580	1.5
			56,924,782	1.6
		Technology: 1.8%
13,340,000		Apple, Inc., 2.000%-3.850%, 11/13/2020-11/13/2047	12,766,067	0.4
1,918,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	1,917,129	0.1
5,155,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	5,250,606	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
3,620,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	$3,643,274	0.1
10,884,000		Microsoft Corp., 3.700%-4.450%, 11/03/2045- 02/06/2047	11,170,913	0.3
2,709,000	(1)	NXP BV / NXP Funding LLC, 4.875%, 03/01/2024	2,724,279	0.1
9,719,000		Oracle Corp., 3.850%-4.300%, 07/08/2034-11/15/2047	9,259,087	0.3
16,034,000		Other Securities	15,986,838	0.4
			62,718,193	1.8
		Utilities: 2.6%
3,120,000	(1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	3,349,039	0.1
3,219,000	(1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	3,384,910	0.1
831,000	(1)	Enel Finance International NV, 3.500%, 04/06/2028	714,192	0.0
2,802,000	(1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	2,827,540	0.1
1,900,000	(1)	Niagara Mohawk Power Corp., 4.278%, 12/15/2028	1,968,513	0.1
1,447,000	(1)	Pacific Gas & Electric Co., 4.250%, 08/01/2023	1,347,904	0.0
80,765,000	(3)	Other Securities	79,488,062	2.2
			93,080,160	2.6
		Total Corporate Bonds/Notes (Cost $1,062,828,068)	1,033,883,350	29.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 15.3%
5,493,084		Alternative Loan Trust 2005-10CB 1A1, 3.006%, (US0001M + 0.500%), 05/25/2035	4,800,955	0.1
4,510,212		Alternative Loan Trust 2005-51 3A2A, 3.447%, (12MTA + 1.290%), 11/20/2035	4,361,035	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,004,416		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	$1,840,322	0.1
2,534,852		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	2,438,720	0.1
583,028	(5)	Alternative Loan Trust 2005-J3 2A2, 2.494%, (-1.000*US0001M + 5.000%), 05/25/2035	42,925	0.0
1,678,242		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	1,286,528	0.0
3,755,719		Alternative Loan Trust 2006-HY11 A1, 2.626%, (US0001M + 0.120%), 06/25/2036	3,491,661	0.1
2,398,060		Alternative Loan Trust 2007-23CB A3, 3.006%, (US0001M + 0.500%), 09/25/2037	1,517,846	0.1
202,418		Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/2037	186,011	0.0
1,062,637	(4)	Bear Stearns ALT-A Trust 2005-10 22A1, 4.287%, 01/25/2036	1,048,074	0.0
532,175	(4)	Bear Stearns ALT-A Trust 2005-4 23A1, 4.032%, 05/25/2035	537,802	0.0
1,545,720	(4)	Bear Stearns ALT-A Trust 2006-6 31A1, 4.464%, 11/25/2036	1,421,673	0.1
1,312,133	(4)	Bear Stearns ALT-A Trust 2006-6 32A1, 3.939%, 11/25/2036	1,086,215	0.0
16,597	(4)	Bear Stearns ARM Trust 2005-12 13A1, 4.480%, 02/25/2036	15,895	0.0
4,063,591		Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 2.696%, (US0001M + 0.190%), 01/25/2037	3,900,815	0.1
181,699	(4)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 4.348%, 01/26/2036	163,520	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
622,986	(1)	Bellemeade Re Ltd. 2015-1A M2, 6.806%, (US0001M + 4.300%), 07/25/2025	$626,720	0.0
24,571		CHL Mortgage Pass-Through Trust 2005-2 2A3, 3.186%, (US0001M + 0.680%), 03/25/2035	23,077	0.0
253,781		Citicorp Mortgage Securities Trust Series 2006-4 2A1, 5.500%, 08/25/2036	255,206	0.0
1,136,885		Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/2037	1,100,607	0.0
142,963		Citigroup Mortgage Loan Trust 2006-AR1 1A1, 4.280%, (H15T1Y + 2.400%), 10/25/2035	144,452	0.0
1,780,745	(4)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.238%, 09/25/2037	1,711,957	0.1
1,277,921	(1)(4)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,334,124	0.0
86,940	(4)	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 4.381%, 08/25/2035	86,993	0.0
3,011,936		Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/2035	3,007,202	0.1
385,258		CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/2037	364,346	0.0
1,121,651		Countrywide Alternative Loan Trust 2005-53T2 2A6, 3.006%, (US0001M + 0.500%), 11/25/2035	729,545	0.0
6,400,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 3.226%, (US0001M + 0.720%), 11/25/2035	6,355,411	0.2
780,039		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.750%, (US0001M + 0.280%), 08/19/2045	676,207	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000		Fannie Mae 2011-128 KB, 4.500%, 12/25/2041	$1,076,938	0.0
11,559,897		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	12,645,534	0.4
2,612,590		Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	2,580,036	0.1
32,958,693	(5)	Fannie Mae 2016-82 SD, 3.544%, (-1.000*US0001M + 6.050%), 11/25/2046	4,916,435	0.1
7,606,370		Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	7,697,113	0.2
4,070,141		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 5.506%, (US0001M + 3.000%), 07/25/2024	4,282,926	0.1
3,600,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 6.156%, (US0001M + 3.650%), 09/25/2029	3,826,831	0.1
3,000,000		Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 5.356%, (US0001M + 2.850%), 11/25/2029	3,073,453	0.1
7,550,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.706%, (US0001M + 2.200%), 01/25/2030	7,573,017	0.2
6,000,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.906%, (US0001M + 2.400%), 05/25/2030	6,051,745	0.2
8,000,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 5.006%, (US0001M + 2.500%), 05/25/2030	7,995,598	0.2
2,200,000		Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.706%, (US0001M + 2.200%), 08/25/2030	2,144,593	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
500,000		Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 5.056%, (US0001M + 2.550%), 12/25/2030	$494,486	0.0
9,500,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.756%, (US0001M + 2.250%), 07/25/2030	9,295,691	0.3
624,822	(5)	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/2043	116,879	0.0
499,813	(5)	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/2043	79,564	0.0
13,199		Fannie Mae REMIC Trust 1994-77 FB, 4.006%, (US0001M + 1.500%), 04/25/2024	13,459	0.0
434,244		Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	466,532	0.0
354,476		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	381,339	0.0
36,901		Fannie Mae REMIC Trust 2002-21 FC, 3.406%, (US0001M + 0.900%), 04/25/2032	37,672	0.0
1,025,999	(5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	240,006	0.0
9,979		Fannie Mae REMIC Trust 2004-10 SC, 18.575%, (-4.000*US0001M + 28.600%), 02/25/2034	10,284	0.0
97,867		Fannie Mae REMIC Trust 2004-11 A, 2.626%, (US0001M + 0.120%), 03/25/2034	97,426	0.0
575,082		Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/2036	620,513	0.0
42,311		Fannie Mae REMIC Trust 2005-57 CD, 15.727%, (-3.750*US0001M + 25.125%), 01/25/2035	43,846	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
200,855		Fannie Mae REMIC Trust 2005-74 DK, 13.975%, (-4.000*US0001M + 24.000%), 07/25/2035	$292,571	0.0
6,139,360	(5)	Fannie Mae REMIC Trust 2005-92 SC, 4.174%, (-1.000*US0001M + 6.680%), 10/25/2035	964,748	0.0
413,011		Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/2036	444,818	0.0
1,231,266		Fannie Mae REMIC Trust 2006-104 ES, 20.919%, (-5.000*US0001M + 33.450%), 11/25/2036	2,012,455	0.1
7,497,449	(5)	Fannie Mae REMIC Trust 2006-12 SD, 4.244%, (-1.000*US0001M + 6.750%), 10/25/2035	1,008,803	0.0
3,300,158	(5)	Fannie Mae REMIC Trust 2006-123 UI, 4.234%, (-1.000*US0001M + 6.740%), 01/25/2037	590,907	0.0
853,267	(5)	Fannie Mae REMIC Trust 2006-72 HS, 4.194%, (-1.000*US0001M + 6.700%), 08/25/2026	95,974	0.0
284,975		Fannie Mae REMIC Trust 2007-73 A1, 2.375%, (US0001M + 0.060%), 07/25/2037	280,240	0.0
632,290		Fannie Mae REMIC Trust 2008-20 SP, 9.234%, (-2.500*US0001M + 15.500%), 03/25/2038	761,477	0.0
2,781,900		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,906,910	0.1
9,670,954	(5)	Fannie Mae REMIC Trust 2010-102 SB, 4.094%, (-1.000*US0001M + 6.600%), 09/25/2040	1,651,021	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,238,804	(5)	Fannie Mae REMIC Trust 2010-116 SE, 4.094%, (-1.000*US0001M + 6.600%), 10/25/2040	$514,865	0.0
9,668,115	(5)	Fannie Mae REMIC Trust 2010-123 SL, 3.564%, (-1.000*US0001M + 6.070%), 11/25/2040	1,251,819	0.0
5,050,000		Fannie Mae REMIC Trust 2010-130 CX, 4.500%, 09/25/2039	5,261,902	0.2
4,902,444	(5)	Fannie Mae REMIC Trust 2010-55 AS, 3.914%, (-1.000*US0001M + 6.420%), 06/25/2040	756,593	0.0
8,159,907		Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	9,069,309	0.3
1,621,225		Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/2040	1,742,880	0.1
11,118,319	(5)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/2041	961,071	0.0
2,348,096	(5)	Fannie Mae REMIC Trust 2012-10 US, 3.944%, (-1.000*US0001M + 6.450%), 02/25/2042	310,117	0.0
1,716,141		Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/2041	1,741,320	0.1
12,848,066	(5)	Fannie Mae REMIC Trust 2012-113 SG, 3.594%, (-1.000*US0001M + 6.100%), 10/25/2042	2,075,940	0.1
9,553,008	(5)	Fannie Mae REMIC Trust 2012-122 SB, 3.644%, (-1.000*US0001M + 6.150%), 11/25/2042	1,621,468	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,378,189	(5)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/2032	$396,020	0.0
3,922,600		Fannie Mae REMIC Trust 2012-131 BS, 2.581%, (-1.200*US0001M + 5.400%), 12/25/2042	3,167,391	0.1
14,762,100	(5)	Fannie Mae REMIC Trust 2012-137 SN, 3.594%, (-1.000*US0001M + 6.100%), 12/25/2042	2,225,869	0.1
6,323,292	(5)	Fannie Mae REMIC Trust 2012-15 SP, 4.114%, (-1.000*US0001M + 6.620%), 06/25/2040	682,625	0.0
3,998,475	(5)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/2042	775,537	0.0
399,761		Fannie Mae REMIC Trust 2013-44 ZG, 3.500%, 03/25/2042	414,908	0.0
11,982,920	(5)	Fannie Mae REMIC Trust 2013-60 DS, 3.694%, (-1.000*US0001M + 6.200%), 06/25/2033	1,833,703	0.1
9,437,070	(5)	Fannie Mae REMIC Trust 2013-9 DS, 3.644%, (-1.000*US0001M + 6.150%), 02/25/2043	1,762,928	0.1
327,914	(5)	Fannie Mae REMIC Trust 2013-9 SA, 3.644%, (-1.000*US0001M + 6.150%), 03/25/2042	40,628	0.0
4,149,589	(5)	Fannie Mae REMIC Trust 2014-81 JI, 4.000%, 09/25/2041	438,870	0.0
28,453,596	(5)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	6,416,920	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,518,802	(5)	Fannie Mae REMICS 2005-66 SY, 4.194%, (-1.000*US0001M + 6.700%), 07/25/2035	$732,031	0.0
8,447,523	(5)	Fannie Mae REMICS 2006-120 QD, 2.194%, (-1.000*US0001M + 4.700%), 10/25/2036	656,617	0.0
3,680,299	(5)	Fannie Mae REMICS 2006-59 XS, 4.694%, (-1.000*US0001M + 7.200%), 07/25/2036	576,982	0.0
4,203,540	(5)	Fannie Mae REMICS 2007-53 SX, 3.594%, (-1.000*US0001M + 6.100%), 06/25/2037	631,138	0.0
1,646,369		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	1,782,224	0.1
103,000		Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	103,984	0.0
6,238,902	(5)	Fannie Mae REMICS 2011-149 ES, 3.494%, (-1.000*US0001M + 6.000%), 07/25/2041	654,532	0.0
2,234,168		Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	2,206,452	0.1
8,711,942	(5)	Fannie Mae REMICS 2016-93 SL, 4.144%, (-1.000*US0001M + 6.650%), 12/25/2046	1,273,548	0.0
11,924,269	(5)	First Horizon Alternative Mortgage Securities Trust 2005-FA10 1A2 1A2, 2.194%, (-1.000*US0001M + 4.700%), 01/25/2036	1,108,946	0.1
1,734,023		First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 2.806%, (US0001M + 0.300%), 12/25/2036	1,054,700	0.0
1,734,022	(5)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 4.194%, (-1.000*US0001M + 6.700%), 12/25/2036	421,996	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,473,838	(1)(4)	Flagstar Mortgage Trust 2018-1 B1, 4.057%, 03/25/2048	$1,493,048	0.0
1,572,094	(1)(4)	Flagstar Mortgage Trust 2018-1 B2, 4.057%, 03/25/2048	1,587,047	0.0
2,063,373	(1)(4)	Flagstar Mortgage Trust 2018-1 B3, 4.057%, 03/25/2048	2,040,122	0.1
6,270,927	(5)	Freddie Mac 2815 GS, 3.545%, (-1.000*US0001M + 6.000%), 03/15/2034	858,682	0.0
19,941,166		Freddie Mac 326 350, 3.500%, 03/15/2044	20,280,261	0.6
8,533		Freddie Mac REMIC Trust 1125 Z, 8.250%, 08/15/2021	8,926	0.0
297,078		Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	322,412	0.0
289,939		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	310,519	0.0
13,363		Freddie Mac REMIC Trust 2411 FJ, 2.805%, (US0001M + 0.350%), 12/15/2029	13,386	0.0
185,487		Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/2032	200,973	0.0
437,413		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	475,565	0.0
468,317		Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	480,064	0.0
383,092		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	416,336	0.0
89		Freddie Mac REMIC Trust 2559 PB, 5.500%, 08/15/2030	90	0.0
391,396		Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/2033	426,859	0.0
454,520	(5)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	104,454	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
527,994		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	$582,841	0.0
1,168,661		Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/2034	1,272,179	0.0
1,006,042		Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	1,067,075	0.0
1,160,456		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	1,226,414	0.0
6,853,929	(5)	Freddie Mac REMIC Trust 3045 DI, 4.275%, (-1.000*US0001M + 6.730%), 10/15/2035	1,038,179	0.0
41,349		Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/2035	41,351	0.0
3,377,032	(5)	Freddie Mac REMIC Trust 3064 SP, 4.145%, (-1.000*US0001M + 6.600%), 03/15/2035	250,084	0.0
457,139		Freddie Mac REMIC Trust 3065 DC, 12.495%, (-3.000*US0001M + 19.860%), 03/15/2035	597,424	0.0
1,098,272	(5)	Freddie Mac REMIC Trust 3102 IS, 15.565%, (-3.667*US0001M + 24.567%), 01/15/2036	459,216	0.0
3,743,928		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	4,037,470	0.1
2,121,126	(5)	Freddie Mac REMIC Trust 3170 SA, 4.145%, (-1.000*US0001M + 6.600%), 09/15/2033	318,333	0.0
1,447,255	(5)	Freddie Mac REMIC Trust 3171 PS, 4.030%, (-1.000*US0001M + 6.485%), 06/15/2036	180,678	0.0
1,835,395		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	2,015,555	0.1
451,367	(4)	Freddie Mac REMIC Trust 3524 LA, 5.478%, 03/15/2033	479,977	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
133,631		Freddie Mac REMIC Trust 3556 NT, 5.555%, (US0001M + 3.100%), 03/15/2038	$137,357	0.0
8,060,098	(5)	Freddie Mac REMIC Trust 3589 SB, 3.745%, (-1.000*US0001M + 6.200%), 10/15/2039	1,176,011	0.0
1,487,829	(5)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	218,306	0.0
8,365,345		Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	9,117,625	0.3
2,963,654		Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	3,227,773	0.1
894,216	(5)	Freddie Mac REMIC Trust 3710 SL, 3.545%, (-1.000*US0001M + 6.000%), 05/15/2036	27,605	0.0
1,561,030		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	1,706,613	0.1
1,779,489	(5)	Freddie Mac REMIC Trust 3752 WS, 4.145%, (-1.000*US0001M + 6.600%), 12/15/2039	91,957	0.0
1,226,494		Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	1,310,166	0.0
5,000,000	(5)	Freddie Mac REMIC Trust 3820 BI, 4.000%, 11/15/2038	560,243	0.0
2,131,310		Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/2041	2,243,300	0.1
7,044,228	(5)	Freddie Mac REMIC Trust 3856 KS, 4.095%, (-1.000*US0001M + 6.550%), 05/15/2041	1,100,012	0.0
1,523,000		Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/2041	1,649,769	0.1
2,731,470	(5)	Freddie Mac REMIC Trust 3925 SD, 3.595%, (-1.000*US0001M + 6.050%), 07/15/2040	284,327	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
13,846,841	(5)	Freddie Mac REMIC Trust 3925 SL, 3.595%, (-1.000*US0001M + 6.050%), 01/15/2041	$1,540,739	0.1
4,524,428	(5)	Freddie Mac REMIC Trust 3936 GS, 4.245%, (-1.000*US0001M + 6.700%), 11/15/2025	225,366	0.0
16,174,335	(5)	Freddie Mac REMIC Trust 3951 SN, 4.095%, (-1.000*US0001M + 6.550%), 11/15/2041	2,885,395	0.1
6,478,948	(5)	Freddie Mac REMIC Trust 3984 NS, 4.145%, (-1.000*US0001M + 6.600%), 01/15/2040	545,918	0.0
1,296,790		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	1,375,304	0.1
2,513,572		Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/2042	2,899,709	0.1
2,474,233	(5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	297,406	0.0
5,912,460	(5)	Freddie Mac REMIC Trust 4094 YS, 4.245%, (-1.000*US0001M + 6.700%), 04/15/2040	568,495	0.0
12,317,541	(5)	Freddie Mac REMIC Trust 4102 MS, 4.145%, (-1.000*US0001M + 6.600%), 09/15/2042	2,272,100	0.1
1,106,403	(5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	179,288	0.0
5,271,274		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	5,201,820	0.2
25,878,178		Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	28,117,075	0.8
11,359,363	(5)	Freddie Mac REMIC Trust 4313 SD, 3.695%, (-1.000*US0001M + 6.150%), 03/15/2044	1,616,604	0.1
17,430,839	(5)	Freddie Mac REMIC Trust 4313 SE, 3.695%, (-1.000*US0001M + 6.150%), 03/15/2044	2,493,147	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,537,316	(5)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/2042	$495,193	0.0
1,895,312	(5)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/2043	364,102	0.0
7,007,316		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	7,401,050	0.2
7,407,210	(5)	Freddie Mac REMIC Trust 4346 ST, 3.745%, (-1.000*US0001M + 6.200%), 07/15/2039	851,574	0.0
10,827,717		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	11,468,272	0.3
6,512,600	(5)	Freddie Mac REMIC Trust 4386 LS, 3.645%, (-1.000*US0001M + 6.100%), 09/15/2044	1,013,471	0.0
11,091,485	(5)	Freddie Mac REMICS 3284 CI, 3.665%, (-1.000*US0001M + 6.120%), 03/15/2037	1,623,183	0.1
17,516,893	(5)	Freddie Mac REMICS 4675 KS, 3.545%, (-1.000*US0001M + 6.000%), 04/15/2047	3,033,943	0.1
7,988,330		Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	8,348,683	0.2
12,660,882	(5)	Freddie Mac Strips Series 311 S1, 3.495%, (-1.000*US0001M + 5.950%), 08/15/2043	2,096,798	0.1
2,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.206%, (US0001M + 4.700%), 04/25/2028	3,234,638	0.1
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 6.356%, (US0001M + 3.850%), 03/25/2029	547,179	0.0
9,900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 5.006%, (US0001M + 2.500%), 03/25/2030	9,917,800	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 5.156%, (US0001M + 2.650%), 12/25/2029	$6,286,542	0.2
7,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.856%, (US0001M + 2.350%), 04/25/2030	6,958,980	0.2
6,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 4.306%, (US0001M + 1.800%), 07/25/2030	5,773,966	0.2
1,300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.806%, (US0001M + 2.300%), 09/25/2030	1,270,908	0.0
328,967		Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/2043	376,381	0.0
525,990		Freddie Mac Structured Pass Through Certificates T-62 1A1, 3.357%, (12MTA + 1.200%), 10/25/2044	529,438	0.0
68,951		Freddie Mac-Ginnie Mae Series 27 FC, 3.875%, (PRIME + (1.375)%), 03/25/2024	70,040	0.0
14,149,571	(5)	Ginnie Mae 2007-35 KY, 3.995%, (-1.000*US0001M + 6.450%), 06/16/2037	2,240,616	0.1
1,168,419		Ginnie Mae 2013-26 GU, 1.500%, 04/20/2042	1,090,478	0.0
1,236,659		Ginnie Mae 2013-26 JC, 2.000%, 01/20/2043	1,183,677	0.0
481,202		Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	434,588	0.0
81,881		Ginnie Mae Series 2002-21 FV, 2.855%, (US0001M + 0.400%), 03/16/2032	81,878	0.0
1,139,710	(5)	Ginnie Mae Series 2005-7 AH, 4.315%, (-1.000*US0001M + 6.770%), 02/16/2035	159,191	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
137,048		Ginnie Mae Series 2007-37 S, 16.298%, (-3.667*US0001M + 25.300%), 04/16/2037	$151,182	0.0
498,620		Ginnie Mae Series 2007-8 SP, 14.039%, (-3.242*US0001M + 22.048%), 03/20/2037	689,112	0.0
3,074,607	(5)	Ginnie Mae Series 2008-35 SN, 3.930%, (-1.000*US0001M + 6.400%), 04/20/2038	405,625	0.0
1,632,527	(5)	Ginnie Mae Series 2008-40 PS, 4.045%, (-1.000*US0001M + 6.500%), 05/16/2038	241,952	0.0
12,235,710	(5)	Ginnie Mae Series 2009-106 SU, 3.730%, (-1.000*US0001M + 6.200%), 05/20/2037	1,829,070	0.1
3,996,122	(5)	Ginnie Mae Series 2009-25 KS, 3.730%, (-1.000*US0001M + 6.200%), 04/20/2039	555,340	0.0
2,059,776		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	2,191,381	0.1
2,635,761		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	2,817,105	0.1
1,373,922	(5)	Ginnie Mae Series 2009-33 SN, 3.830%, (-1.000*US0001M + 6.300%), 05/20/2039	56,833	0.0
11,212,156		Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	12,841,219	0.4
1,205,681	(5)	Ginnie Mae Series 2009-43 HS, 3.730%, (-1.000*US0001M + 6.200%), 06/20/2038	48,867	0.0
3,232,254	(5)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	427,915	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,789,804	(5)	Ginnie Mae Series 2010-116 NS, 4.195%, (-1.000*US0001M + 6.650%), 09/16/2040	$386,361	0.0
7,472,334	(5)	Ginnie Mae Series 2010-116 SK, 4.150%, (-1.000*US0001M + 6.620%), 08/20/2040	1,158,038	0.0
13,137,760	(5)	Ginnie Mae Series 2010-149 HS, 3.645%, (-1.000*US0001M + 6.100%), 05/16/2040	1,152,858	0.0
4,602,401	(5)	Ginnie Mae Series 2010-4 SP, 4.045%, (-1.000*US0001M + 6.500%), 01/16/2039	455,938	0.0
4,803,692		Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	5,115,682	0.2
2,841,079	(5)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	358,306	0.0
3,101,889	(5)	Ginnie Mae Series 2010-68 MS, 3.380%, (-1.000*US0001M + 5.850%), 06/20/2040	425,728	0.0
5,795,788	(5)	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/2040	1,366,345	0.0
4,448,644	(5)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	391,285	0.0
1,276,295	(5)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	156,962	0.0
83,261		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	90,745	0.0
6,127,029	(5)	Ginnie Mae Series 2011-80 KS, 4.200%, (-1.000*US0001M + 6.670%), 06/20/2041	1,067,520	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,366,859	(5)	Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/2040	$139,677	0.0
181,737		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	184,015	0.0
16,309,602	(5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	3,272,187	0.1
12,851,195	(5)	Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/2043	2,945,872	0.1
11,292,228	(5)	Ginnie Mae Series 2014-3 SU, 3.580%, (-1.000*US0001M + 6.050%), 07/20/2039	1,652,466	0.1
1,305,424		Ginnie Mae Series 2014-43 Z, 4.000%, 03/20/2044	1,389,935	0.0
13,946,216	(5)	Ginnie Mae Series 2014-55 MS, 3.745%, (-1.000*US0001M + 6.200%), 04/16/2044	2,119,107	0.1
16,324,952	(5)	Ginnie Mae Series 2014-56 SP, 3.745%, (-1.000*US0001M + 6.200%), 12/16/2039	2,174,085	0.1
12,318,099	(5)	Ginnie Mae Series 2014-58 CS, 3.145%, (-1.000*US0001M + 5.600%), 04/16/2044	1,553,870	0.1
15,455,621	(5)	Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/2044	3,800,339	0.1
6,027,075	(5)	Ginnie Mae Series 2014-99 S, 3.130%, (-1.000*US0001M + 5.600%), 06/20/2044	887,807	0.0
5,415,736		Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	5,480,593	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
81,921		HarborView Mortgage Loan Trust 2005-2 2A1A, 2.910%, (US0001M + 0.440%), 05/19/2035	$79,456	0.0
356,109		HomeBanc Mortgage Trust 2004-1 2A, 3.366%, (US0001M + 0.860%), 08/25/2029	339,988	0.0
3,000,000		HomeBanc Mortgage Trust 2005-4 M1, 2.976%, (US0001M + 0.470%), 10/25/2035	2,935,600	0.1
3,665,811		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.716%, (US0001M + 0.210%), 04/25/2046	3,335,846	0.1
2,989,969		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.716%, (US0001M + 0.210%), 02/25/2046	2,541,475	0.1
18,098	(4)	JP Morgan Mortgage Trust 2005-A1 6T1, 4.336%, 02/25/2035	18,012	0.0
161,046	(4)	JP Morgan Mortgage Trust 2007-A1 5A5, 4.327%, 07/25/2035	166,871	0.0
4,529,747	(1)(4)	JP Morgan Mortgage Trust 2017-4 B1, 3.966%, 11/25/2048	4,505,134	0.1
1,662,292	(1)(4)	JP Morgan Mortgage Trust 2017-4 B2, 3.966%, 11/25/2048	1,634,693	0.1
1,078,657	(1)(4)	JP Morgan Mortgage Trust 2017-6 B3, 3.849%, 12/25/2048	982,982	0.0
1,668,358	(1)(4)	JP Morgan Mortgage Trust 2018-1 B1, 3.768%, 06/25/2048	1,619,325	0.1
1,668,358	(1)(4)	JP Morgan Mortgage Trust 2018-1 B2, 3.768%, 06/25/2048	1,598,718	0.0
2,060,912	(1)(4)	JP Morgan Mortgage Trust 2018-1 B3, 3.768%, 06/25/2048	1,901,320	0.1
1,477,565	(1)(4)	JP Morgan Mortgage Trust 2018-3 B1, 3.782%, 09/25/2048	1,434,902	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,329,439	(1)(4)	JP Morgan Mortgage Trust 2018-4 B1, 3.797%, 10/25/2048	$1,310,224	0.0
5,574,511,534	(1)(5)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	7,447,547	0.2
9,721,798	(5)	Lehman Mortgage Trust 2006-9 2A5, 4.114%, (-1.000*US0001M + 6.620%), 01/25/2037	1,910,720	0.0
2,679,376		Lehman XS Trust Series 2005-5N 1A2, 2.866%, (US0001M + 0.360%), 11/25/2035	2,510,788	0.1
905,164		Merrill Lynch Mortgage Investors Trust Series 2005-A6 2A3, 2.886%, (US0001M + 0.380%), 08/25/2035	903,742	0.0
20,432		Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 4A, 2.756%, (US0001M + 0.250%), 11/25/2035	19,845	0.0
35,769		Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 2.756%, (US0001M + 0.250%), 11/25/2035	33,664	0.0
2,000,000		Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 3.706%, (US0001M + 1.200%), 09/25/2035	1,982,384	0.1
1,679,103		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	1,356,209	0.0
1,732,093	(1)(4)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	1,804,655	0.1
23,373	(1)(4)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 7.000%, 02/19/2030	23,465	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,691,530	(1)	RBSSP Resecuritization Trust 2011-3 2A1, 2.565%, (US0001M + 0.250%), 02/26/2037	$1,664,896	0.1
65,350		Sequoia Mortgage Trust 2003-4 2A1, 2.820%, (US0001M + 0.350%), 07/20/2033	63,006	0.0
57,661	(4)	Sequoia Mortgage Trust 2005-4 2A1, 4.696%, 04/20/2035	60,150	0.0
1,384,249	(1)(4)	Sequoia Mortgage Trust 2014-3 B3, 3.931%, 10/25/2044	1,401,016	0.0
1,359,074	(1)(4)	Sequoia Mortgage Trust 2014-4 B3, 3.861%, 11/25/2044	1,369,832	0.0
1,182,864	(1)(4)	Sequoia Mortgage Trust 2015-2 B3, 3.743%, 05/25/2045	1,128,420	0.0
1,296,850	(1)(4)	Sequoia Mortgage Trust 2015-3 B3, 3.715%, 07/25/2045	1,213,416	0.0
2,900,000	(1)(4)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	2,892,767	0.1
1,671,998	(1)(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	1,684,331	0.1
4,921,930	(1)(4)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.502%, 02/25/2048	5,159,919	0.2
295,864		Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 2.720%, (US0001M + 0.250%), 07/19/2035	292,495	0.0
132,833		Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 2.720%, (US0001M + 0.250%), 07/19/2035	130,879	0.0
1,200,000	(1)(4)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,211,862	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,300,000	(1)(4)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	$1,302,643	0.1
9,837		WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 2.329%, (COF 11 + 1.250%), 02/27/2034	9,672	0.0
33,317		WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 3.557%, (12MTA + 1.400%), 08/25/2042	32,951	0.0
46,424		WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 3.146%, (US0001M + 0.640%), 01/25/2045	47,652	0.0
1,045,125	(4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.319%, 10/25/2036	963,675	0.0
367,407		WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 2.579%, (COF 11 + 1.500%), 07/25/2046	359,725	0.0
75,887,646	(4)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.513%, 08/25/2045	1,942,397	0.1
2,485,256		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.996%, (US0001M + 0.490%), 10/25/2045	2,474,666	0.1
911,637	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.881%, 10/25/2036	881,698	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,665,188	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.860%, 12/25/2036	$1,535,860	0.0
3,294,431	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.877%, 08/25/2046	3,118,038	0.1
4,083,761	(4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.161%, 04/25/2037	3,700,666	0.1
2,462,501	(4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.546%, 07/25/2037	2,199,676	0.1
3,416,382		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	3,089,680	0.1
301,767		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	288,415	0.0
2,123,153		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 2.606%, (US0001M + 0.100%), 12/25/2036	1,479,404	0.0
5,001,817		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.117%, (12MTA + 0.960%), 08/25/2046	3,690,226	0.1
2,273,325		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.936%, (US0001M + 0.430%), 06/25/2037	1,879,930	0.1
48,391	(4)	Wells Fargo Mortgage Backed Securities 2004-CC A1, 4.869%, 01/25/2035	49,552	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
76,444	(4)	Wells Fargo Mortgage Backed Securities 2004-EE 2A1, 4.482%, 12/25/2034	$78,077	0.0
234,994	(4)	Wells Fargo Mortgage Backed Securities 2005-AR7 1A1, 4.369%, 05/25/2035	237,576	0.0
86,346	(4)	Wells Fargo Mortgage Backed Securities 2005-AR9 2A1, 4.668%, 10/25/2033	87,452	0.0
1,261,118	(4)	Wells Fargo Mortgage Backed Securities 2006-AR2 2A5, 4.608%, 03/25/2036	1,251,076	0.0
680,390	(4)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.209%, 04/25/2036	664,262	0.0
1,085,878	(1)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.792%, 08/20/2045	1,041,892	0.0
10,855,457		Other Securities	10,498,334	0.3
		Total Collateralized Mortgage Obligations (Cost $541,594,339)	542,058,107	15.3
MUNICIPAL BONDS: 0.0%
		California: 0.0%
1,600,000		Other Securities	2,069,896	0.0
		Total Municipal Bonds (Cost $1,609,081)	2,069,896	0.0
FOREIGN GOVERNMENT BONDS: 0.2%
6,465,000		Other Securities	6,325,973	0.2
		Total Foreign Government Bonds (Cost $6,465,000)	6,325,973	0.2
CONVERTIBLE BONDS/NOTES: 0.1%
		Financial: 0.1%
2,440,000		Other Securities	2,428,931	0.1
		Total Convertible Bonds/Notes (Cost $2,425,506)	2,428,931	0.1
U.S. TREASURY OBLIGATIONS: 4.3%
		U.S. Treasury Bonds: 1.9%
68,087,000	(2)	3.000%, 08/15/2048	67,902,310	1.9
		U.S. Treasury Notes: 2.4%
17,624,000		2.625%, 12/15/2021	17,704,402	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes (continued)
15,784,000		2.875%, 11/30/2025	$16,077,465	0.5
36,318,100		3.125%, 11/15/2028	37,702,924	1.1
11,017,000		2.500%-2.625%, 12/31/2020-12/31/2023	11,039,128	0.3
			82,523,919	2.4
		Total U.S. Treasury Obligations (Cost $143,686,027)	150,426,229	4.3
U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.3%
		Federal Home Loan Mortgage Corporation: 6.5%(6)
11,003,646		3.000%, 10/01/2046	10,758,726	0.3
14,418,325		3.000%, 10/01/2046	14,077,271	0.4
12,155,513		3.000%, 03/01/2048	11,871,921	0.3
20,017,831		3.000%, 08/01/2048	19,534,810	0.5
13,876,900		3.500%, 01/01/2045	13,931,890	0.4
9,668,539		3.500%, 12/01/2046	9,694,889	0.3
24,546,833		3.500%, 03/01/2048	24,629,029	0.7
92,164		4.086%, 09/01/2035	95,336	0.0
3,790		4.112%, 03/01/2036	4,013	0.0
5,452		4.118%, 04/01/2032	5,696	0.0
757,839		4.315%, 06/01/2035	793,957	0.0
4,569		4.459%, 06/01/2024	4,768	0.0
32,379		4.689%, 11/01/2035	34,119	0.0
16,065		4.725%, 11/01/2031	16,923	0.0
216,910		4.759%, 01/01/2029	224,322	0.0
15,439,000	(7)	5.000%, 01/01/2049	16,164,089	0.5
106,951,816	(7)	2.500%-6.500%, 09/01/2019-06/01/2048	108,107,096	3.1
			229,948,855	6.5
		Federal National Mortgage Association: 11.8%(6)
15,408,015		3.000%, 07/01/2043	15,161,604	0.5
11,692,784		3.000%, 04/01/2045	11,480,876	0.3
13,071,049		3.000%, 01/01/2047	12,766,435	0.4
46,118		3.253%, 08/01/2042	45,872	0.0
86,303		3.253%, 08/01/2042	85,832	0.0
39,107		3.253%, 10/01/2044	38,890	0.0
71,501		3.253%, 10/01/2044	71,112	0.0
5,811		3.371%, 05/01/2036	5,952	0.0
22,142,000	(7)	3.500%, 06/25/2042	22,146,806	0.6
33,236,323		3.500%, 08/01/2046	33,375,879	1.0
10,013,919		3.500%, 09/01/2047	10,024,964	0.3
15,141,560		3.500%, 07/01/2048	15,198,964	0.5
211,824		3.672%, 02/01/2033	216,978	0.0
133,886		3.685%, 04/01/2035	140,255	0.0
29,327		3.699%, 02/01/2035	30,605	0.0
171,022		3.701%, 02/01/2034	178,778	0.0
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
498,767		3.863%, 08/01/2035	$517,341	0.0
100,349		3.873%, 09/01/2035	103,200	0.0
11,291,902		4.000%, 12/01/2039	11,617,988	0.3
28,220,000	(7)	4.000%, 08/25/2040	28,778,365	0.8
9,805,463		4.000%, 02/01/2046	10,062,967	0.3
14,816,946		4.000%, 09/01/2048	15,157,562	0.4
9,374		4.085%, 04/01/2032	9,501	0.0
197,276		4.187%, 07/01/2035	205,016	0.0
34,668		4.207%, 08/01/2035	36,056	0.0
77,208		4.258%, 12/01/2036	80,387	0.0
181,950		4.354%, 10/01/2035	190,069	0.0
2,752		4.523%, 09/01/2031	2,853	0.0
208,006		4.528%, 10/01/2035	216,695	0.0
275,382		4.542%, 10/01/2035	289,265	0.0
294,709		4.685%, 09/01/2034	310,326	0.0
17,759,000	(7)	5.000%, 01/13/2040	18,610,418	0.5
203,741,208	(7)	2.500%-7.500%, 03/01/2019-01/01/2049	210,279,074	5.9
			417,436,885	11.8
		Government National Mortgage Association: 3.0%
9,763,221		3.000%, 01/20/2048	9,611,686	0.3
65,327,000	(7)	3.500%, 10/20/2041	65,777,612	1.9
28,733,534	(4)	3.500%-5.500%, 11/15/2035-10/20/2060	29,465,567	0.8
			104,854,865	3.0
		Total U.S. Government Agency Obligations (Cost $755,574,906)	752,240,605	21.3
ASSET-BACKED SECURITIES: 10.9%
		Automobile Asset-Backed Securities: 0.2%
1,700,000	(1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	1,695,793	0.0
1,750,000	(1)	OSCAR US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/2024	1,731,058	0.1
1,558,280	(1)	OSCAR US Funding Trust VIII LLC 2018-1A A2A, 2.910%, 04/12/2021	1,555,986	0.0
1,850,000	(1)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/2021	1,841,003	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
1,250,000	(1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	$1,256,880	0.0
			8,080,720	0.2
		Home Equity Asset-Backed Securities: 0.3%
1,300,000		Home Equity Asset Trust 2005-2 M5, 3.601%, (US0001M + 1.095%), 07/25/2035	1,309,032	0.0
2,400,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 3.421%, (US0001M + 0.915%), 03/25/2035	2,394,212	0.1
532,777		New Century Home Equity Loan Trust 2005-2 M3, 3.241%, (US0001M + 0.735%), 06/25/2035	532,517	0.0
68,502		Renaissance Home Equity Loan Trust 2003-2 A, 3.195%, (US0001M + 0.880%), 08/25/2033	67,260	0.0
60,690		Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 2.586%, (US0001M + 0.080%), 11/25/2036	23,802	0.0
3,463,778		WaMu Asset-Backed Certificates WaMu Series 2007-HE4 2A3 Trust, 2.676%, (US0001M + 0.170%), 07/25/2047	2,449,408	0.1
2,581,767		Other Securities	2,676,979	0.1
			9,453,210	0.3
		Other Asset-Backed Securities: 9.7%
3,465,066	(1)(8)	Ajax Mortgage Loan Trust 2016-C A, 4.000% (Step Rate @ 7.000% on 11/25/2019), 10/25/2057	3,469,635	0.1
1,533,989	(1)(8)	Ajax Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	1,525,347	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,727,828	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	$1,724,959	0.1
1,964,742	(1)(4)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	1,980,540	0.1
4,090,000	(1)	ALM VIII Ltd. 2013-8A A1R, 3.926%, (US0003M + 1.490%), 10/15/2028	4,090,029	0.1
2,510,739	(1)(4)(5)(9)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	—	—
8,000,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.666%, (US0003M + 1.230%), 01/15/2030	7,799,040	0.2
5,750,000	(1)	Ares XXIX CLO Ltd. 2014-1A BR, 4.749%, (US0003M + 2.300%), 04/17/2026	5,697,278	0.2
4,280,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.840%, (US0003M + 2.350%), 04/25/2026	4,249,103	0.1
3,470,000	(1)	Babson CLO Ltd. 2017-1A A2, 3.795%, (US0003M + 1.350%), 07/18/2029	3,416,458	0.1
4,393,000	(1)	Babson CLO Ltd. 2018-3A A2, 3.769%, (US0003M + 1.300%), 07/20/2029	4,314,387	0.1
1,600,000	(1)	Bain Capital Credit CLO 2017-1A A2, 3.819%, (US0003M + 1.350%), 07/20/2030	1,567,822	0.0
1,337,114	(4)	Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 4.684%, 10/25/2036	1,348,734	0.0
9,020,000	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.686%, (US0003M + 1.250%), 07/15/2029	8,951,556	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,000,000	(1)	BlueMountain CLO 2012-2A CR2 Ltd., 4.645%, (US0003M + 2.000%), 11/20/2028	$1,935,234	0.1
5,070,000	(1)	BlueMountain CLO 2015-1A BR, 4.936%, (US0003M + 2.500%), 04/13/2027	5,070,624	0.1
1,800,000	(1)	BlueMountain CLO 2016-3A CR Ltd., 4.816%, (US0003M + 2.200%), 11/15/2030	1,727,798	0.1
4,570,000	(1)	Burnham Park Clo Ltd. 2016-1A A, 3.899%, (US0003M + 1.430%), 10/20/2029	4,571,010	0.1
4,000,000	(1)	Carbone CLO Ltd 2017-1A A1, 3.609%, (US0003M + 1.140%), 01/20/2031	3,950,132	0.1
2,400,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 3.579%, (US0003M + 1.130%), 04/17/2031	2,321,479	0.1
8,630,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.769%, (US0003M + 1.300%), 04/20/2031	8,563,515	0.2
3,000,000	(1)	Carlyle Global Market Strategies CLO 2012-3A BR2 Ltd., 4.640%, (US0003M + 2.200%), 01/14/2032	2,941,299	0.1
4,530,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 5.117%, (US0003M + 2.350%), 06/09/2030	4,402,055	0.1
3,950,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.727%, (US0003M + 2.250%), 07/23/2030	3,791,538	0.1
61,334		Chase Funding Trust Series 2002-4 2A1, 3.246%, (US0001M + 0.740%), 10/25/2032	61,035	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
106,708		Chase Funding Trust Series 2003-5 2A2, 3.106%, (US0001M + 0.600%), 07/25/2033	$103,766	0.0
3,750,000	(1)	CIFC Funding 2013-2A A1LR, 3.655%, (US0003M + 1.210%), 10/18/2030	3,698,092	0.1
2,766,000	(1)	Cole Park CLO Ltd. 2015-1A CR, 0.000%, (US0003M + 2.000%), 10/20/2028	2,698,692	0.1
376,257		Countrywide Asset-Backed Certificates 2006-26 2A3, 2.676%, (US0001M + 0.170%), 06/25/2037	375,530	0.0
7,093,143		Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 2.656%, (US0001M + 0.150%), 10/25/2036	6,225,983	0.2
12,160,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 3.646%, (US0003M + 1.210%), 10/15/2030	12,020,233	0.3
7,790,000	(1)	Dryden 33 Senior Loan Fund 2014-33A AR, 3.866%, (US0003M + 1.430%), 10/15/2028	7,789,992	0.2
1,200,000	(1)	Dryden 55 CLO Ltd. 2018-55A A1, 3.456%, (US0003M + 1.020%), 04/15/2031	1,173,976	0.0
8,610,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 3.786%, (US0003M + 1.350%), 04/15/2028	8,481,401	0.3
7,130,000	(1)	Dryden Senior Loan Fund 2017-47A C, 4.636%, (US0003M + 2.200%), 04/15/2028	6,899,145	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
7,460,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.816%, (US0003M + 1.200%), 08/15/2030	$7,374,053	0.2
3,662,325	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,740,293	0.1
3,250,000	(1)	Flatiron CLO Ltd. 2013-1A A2R, 4.099%, (US0003M + 1.650%), 01/17/2026	3,245,278	0.1
4,770,000	(1)	Flatiron CLO Ltd. 2013-1A BR, 4.799%, (US0003M + 2.350%), 01/17/2026	4,769,480	0.1
4,250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.707%, (US0003M + 1.220%), 07/24/2030	4,220,356	0.1
2,100,000	(1)	Gilbert Park CLO Ltd. 2017-1A A, 3.626%, (US0003M + 1.190%), 10/15/2030	2,080,808	0.1
131,169		GSAMP Trust 2007-FM1 A2A, 2.576%, (US0001M + 0.070%), 12/25/2036	77,172	0.0
3,077,255	(1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	3,179,284	0.1
4,300,000	(1)(7)	KKR CLO 21 A Ltd., 3.436%, (US0003M + 1.000%), 04/15/2031	4,179,127	0.1
10,000,000	(1)	LCM 26A A2 Ltd., 3.719%, (US0003M + 1.250%), 01/20/2031	9,759,030	0.3
1,308,000	(1)	LCM XIV L.P. 14A AR, 3.509%, (US0003M + 1.040%), 07/20/2031	1,279,847	0.0
2,400,000	(1)	LCM XVI L.P. 16A CR2, 4.555%, (US0003M + 2.150%), 10/15/2031	2,338,315	0.1
6,690,000	(1)	LCM XXIII Ltd. 23A A1, 3.869%, (US0003M + 1.400%), 10/20/2029	6,676,018	0.2
58,753		Long Beach Mortgage Loan Trust 2004-4 1A1, 3.066%, (US0001M + 0.560%), 10/25/2034	57,284	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,450,000	(1)	Madison Park Funding XI Ltd. 2013-11A CR, 4.677%, (US0003M + 2.200%), 07/23/2029	$4,335,564	0.1
2,120,000	(1)	Madison Park Funding XV Ltd. 2014-15A B1R, 4.709%, (US0003M + 2.200%), 01/27/2026	2,119,521	0.1
3,284,097	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	3,327,804	0.1
1,500,000	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,490,069	0.0
3,696,503	(1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	3,723,472	0.1
6,000,000	(1)	Octagon Investment Partners 28 Ltd. 2016-1A C1R, 5.180%, (US0003M + 2.250%), 10/24/2030	5,825,970	0.2
4,510,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.789%, (US0003M + 1.320%), 03/17/2030	4,473,857	0.1
3,000,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.786%, (US0003M + 1.350%), 07/15/2029	2,939,784	0.1
2,250,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.811%, (US0003M + 1.375%), 07/15/2029	2,207,569	0.1
1,430,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.536%, (US0003M + 2.100%), 04/15/2026	1,429,703	0.0
4,000,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.800%, (US0003M + 1.350%), 07/19/2030	3,919,456	0.1
4,250,000	(1)	Octagon Loan Funding Ltd. 2014-1A CRR, 4.840%, (US0003M + 2.200%), 11/18/2031	4,032,217	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
7,070,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 4.026%, (US0003M + 1.410%), 08/15/2029	$7,069,809	0.2
7,900,000	(1)	OHA Loan Funding Ltd. 2015-1A BR, 4.416%, (US0003M + 1.800%), 08/15/2029	7,725,189	0.2
1,375,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.739%, (US0003M + 1.270%), 07/20/2030	1,360,772	0.0
4,070,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.819%, (US0003M + 1.350%), 07/20/2030	3,989,438	0.1
3,000,000	(1)	Palmer Square CLO 2018-1A A1 Ltd., 3.475%, (US0003M + 1.030%), 04/18/2031	2,928,282	0.1
5,700,000	(1)	Palmer Square Loan Funding 2017-1A C Ltd., 5.236%, (US0003M + 2.800%), 10/15/2025	5,502,472	0.2
2,000,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 4.286%, (US0003M + 1.850%), 04/15/2026	1,883,396	0.1
900,000	(1)(7)	Palmer Square Loan Funding 2018-2A C Ltd., 4.386%, (US0003M + 1.950%), 07/15/2026	847,632	0.0
2,393,170		Park Place Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2005-WHQ1 M4, 3.586%, (US0001M + 1.080%), 03/25/2035	2,405,281	0.1
8,200,000	(1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	8,207,900	0.2
4,375,000	(1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	4,335,432	0.1
1,500,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	1,510,815	0.1
3,200,000	(1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	3,270,484	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,163,291	(1)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	$1,161,762	0.0
2,000,000	(1)(9)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	1,979,850	0.1
10,200,000	(1)	Symphony CLO Ltd. 2012-9A AR, 3.886%, (US0003M + 1.450%), 10/16/2028	10,200,082	0.3
4,200,000	(1)	Symphony CLO Ltd. 2016-18A B, 4.277%, (US0003M + 1.800%), 01/23/2028	4,188,332	0.1
3,930,000	(1)	Symphony CLO XIV Ltd. 2014-14A C1R, 4.936%, (US0003M + 2.500%), 07/14/2026	3,930,075	0.1
825,430	(1)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/2046	833,394	0.0
850,000	(1)	Taco Bell Funding LLC 2018-1A A2I, 4.318%, 11/25/2048	861,551	0.0
1,800,000	(1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,831,825	0.1
5,500,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	5,656,010	0.2
2,200,000	(1)	Thacher Park CLO Ltd. 2014-1A CR, 4.669%, (US0003M + 2.200%), 10/20/2026	2,154,132	0.1
2,400,000	(1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.675%, (US0003M + 1.230%), 10/18/2030	2,368,757	0.1
2,000,000	(1)	THL Credit Wind River 2015-1A C1 CLO Ltd., 4.608%, (US0003M + 2.150%), 10/20/2030	1,893,736	0.0
9,500,000	(1)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.733%, (US0003M + 1.190%), 11/01/2031	9,478,872	0.3
2,570,000	(1)	THL Credit Wind River 2017-1A C CLO Ltd., 4.745%, (US0003M + 2.300%), 04/18/2029	2,491,255	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,500,000	(1)(4)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	$1,453,741	0.0
6,300,000	(1)(4)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	5,626,650	0.2
1,683,000	(1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,614,990	0.0
1,602,190		Other Securities	1,603,412	0.0
			342,104,076	9.7
		Student Loan Asset-Backed Securities: 0.7%
1,250,000	(1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	1,211,810	0.0
1,800,000	(1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	1,832,074	0.1
1,545,283	(1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	1,535,165	0.0
2,203,402	(1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	2,204,994	0.1
620,925	(1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	628,916	0.0
750,000	(1)	Navient Private Education Loan Trust 2014-AA A3, 4.055%, (US0001M + 1.600%), 10/15/2031	774,571	0.0
2,000,000	(1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	2,005,790	0.1
1,550,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,473,040	0.1
1,500,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,427,743	0.0
223,798	(1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	220,682	0.0
2,500,000	(1)(4)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,475,479	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities (continued)
2,100,000	(1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	$2,066,566	0.0
2,200,000	(1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	2,208,558	0.1
5,000,000	(1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	5,059,851	0.1
1,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,031,407	0.0
			26,156,646	0.7
		Total Asset-Backed Securities (Cost $388,757,004)	385,794,652	10.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.3%
9,050,000		BANK 2017-BNK8 A4, 3.488%, 11/15/2050	8,980,559	0.3
4,130,000	(4)	BANK 2017-BNK8 B, 3.931%, 11/15/2050	4,115,767	0.1
41,477,599	(4)(5)	Barclays Commercial Mortgage Trust 2017- C1 XA, 1.513%, 02/15/2050	3,734,552	0.1
22,800,000	(1)(4)(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	863,443	0.0
732,851	(1)(4)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/2041	731,524	0.0
1,350,000	(1)(4)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	1,343,703	0.1
63,350,000	(4)(5)	Benchmark 2018-B8 XA Mortgage Trust, 0.669%, 01/15/2052	3,263,855	0.1
20,317,789	(4)(5)	CD 2016-CD1 Mortgage Trust XA, 1.425%, 08/10/2049	1,599,034	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
3,570,000	(4)	Citigroup Commercial Mortgage Trust 2017- P8 C, 4.271%, 09/15/2050	$3,477,082	0.1
35,805,328	(4)(5)	Citigroup Commercial Mortgage Trust 2017- P8 XA, 0.927%, 09/15/2050	2,209,765	0.1
58,948,948	(4)(5)	Citigroup Commercial Mortgage Trust 2018- C5 XA, 0.603%, 06/10/2051	2,971,322	0.1
17,536,046	(4)(5)	COMM 2012-CR1 XA, 1.868%, 05/15/2045	893,881	0.0
14,672,667	(4)(5)	COMM 2012-CR2 XA, 1.651%, 08/15/2045	697,619	0.0
25,740,912	(4)(5)	COMM 2012-CR3 XA, 1.872%, 10/15/2045	1,449,983	0.1
65,166,000	(1)(4)(5)	COMM 2012-CR4 XB, 0.594%, 10/15/2045	1,407,918	0.0
21,285,545	(4)(5)	COMM 2012-CR5 XA, 1.547%, 12/10/2045	1,051,719	0.0
28,706,197	(1)(4)(5)	COMM 2012-LC4 XA, 2.108%, 12/10/2044	1,475,972	0.1
78,228,528	(4)(5)	COMM 2014-UBS2 XA, 1.609%, 03/10/2047	3,591,675	0.1
214,711,000	(1)(4)(5)	COMM 2014-UBS2 XB, 0.208%, 03/10/2047	1,545,554	0.1
910,000	(4)	COMM 2016-COR1 C, 4.392%, 10/10/2049	896,165	0.0
82,490,668	(4)(5)	COMM 2016-CR28 XA, 0.653%, 02/10/2049	2,920,368	0.1
25,315,201	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.367%, 02/25/2020	1,396,161	0.0
20,760,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.278%, 08/25/2020	1,523,290	0.0
84,529,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K019 X3, 1.982%, 05/25/2040	4,961,024	0.1
36,470,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.873%, 05/25/2040	2,086,569	0.1
45,628,806	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K023 X1, 1.259%, 08/25/2022	1,736,372	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
22,000,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K028 X3, 1.662%, 06/25/2041	$1,385,901	0.0
27,650,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.594%, 05/25/2041	1,654,543	0.1
15,700,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/2041	1,195,547	0.0
31,440,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.036%, 11/25/2042	3,174,940	0.1
33,977,515	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.492%, 03/25/2019	97,539	0.0
41,001,767	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.668%, 07/25/2019	175,086	0.0
50,352,845	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.329%, 11/25/2019	338,880	0.0
103,874,135	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X1, 0.707%, 12/25/2022	1,665,341	0.1
582,436,908	(1)(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	1,330,694	0.0
2,920,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR E, 4.005%, (US0001M + 1.550%), 07/15/2035	2,847,612	0.1
3,000,000	(1)	GS Mortgage Securities Corp. Trust 2018-LUAU D, 4.455%, (US0001M + 2.000%), 11/15/2032	2,964,464	0.1
3,000,000	(1)	GS Mortgage Securities Corp. Trust 2018-LUAU E, 5.005%, (US0001M + 2.550%), 11/15/2032	2,968,351	0.1
7,600,000	(1)(4)	GS Mortgage Securities Trust 2010-C2 D, 5.181%, 12/10/2043	7,686,819	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
4,400,000	(1)(4)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	$4,093,501	0.1
31,924,133	(4)(5)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.210%, 05/10/2045	1,277,428	0.0
11,675,227	(4)(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.045%, 11/10/2046	486,709	0.0
47,920,755	(4)(5)	GS Mortgage Securities Trust 2014-GC22 XA, 0.990%, 06/10/2047	1,776,940	0.0
1,968,000	(4)	GS Mortgage Securities Trust 2015-FRR1 K3B, 3.433%, 06/27/2041	1,955,798	0.1
86,176	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.762%, 05/15/2041	85,931	0.0
23,450,000	(1)(4)(5)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.327%, 12/15/2047	294,401	0.0
139,422	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/2037	138,945	0.0
3,154,135	(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.354%, 06/12/2041	3,174,841	0.1
32,130,165	(4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	1,091,362	0.0
2,600,000	(1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.199%, 11/15/2045	2,582,860	0.1
29,186,544	(4)(5)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XA, 1.088%, 01/15/2048	1,138,675	0.0
2,599,496	(4)(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.117%, 10/15/2048	109,246	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
20,070,874	(4)(5)	JPMCC Commercial Mortgage Securities Trust 2017-JP6 XA, 1.318%, 07/15/2050	$1,277,752	0.1
1,842,433	(1)(4)	LB-UBS Commercial Mortgage Trust 2005- C1 H, 5.769%, 02/15/2040	1,839,512	0.0
2,600,000	(1)(4)	LB-UBS Commercial Mortgage Trust 2005- C5 G, 5.350%, 09/15/2040	2,652,495	0.1
2,120,112	(1)(4)(5)	LB-UBS Commercial Mortgage Trust 2006- C7 XCL, 0.731%, 11/15/2038	2,373	0.0
11,076,672	(1)(4)(5)	LB-UBS Commercial Mortgage Trust 2006- C7 XW, 0.731%, 11/15/2038	12,311	0.0
1,000,000	(1)(4)	Morgan Stanley Capital I Trust 2005-T19 G, 5.610%, 06/12/2047	1,009,368	0.0
2,375,000	(1)(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	2,458,049	0.1
3,325,000	(1)(4)	Morgan Stanley Capital I Trust 2011-C1 E, 5.375%, 09/15/2047	3,440,827	0.1
200,570	(1)	Morgan Stanley Reremic Trust 2012- XA B, 0.250%, 07/27/2049	198,819	0.0
79,441,922	(4)(5)	UBS Commercial Mortgage Trust 2017-C5, 1.027%, 11/15/2050	4,972,302	0.2
24,473,408	(1)(4)(5)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.836%, 08/10/2049	1,384,267	0.0
31,273,788	(4)(5)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.091%, 12/15/2047	1,459,176	0.0
21,057,143	(1)(4)(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.836%, 08/15/2045	1,097,174	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
9,020,000	(1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.266%, 03/15/2045	$7,292,008	0.2
10,638,072	(1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.266%, 03/15/2045	5,122,451	0.2
56,852,178	(1)(4)(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.276%, 03/15/2048	2,392,885	0.1
7,640,241		Other Securities	7,739,317	0.2
		Total Commercial Mortgage-Backed Securities (Cost $152,408,332)	150,968,316	4.3

Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: 18.4%
		Affiliated Investment Companies: 18.4%
9,330,089		Voya Emerging Markets Corporate Debt Fund - Class P	87,796,139	2.5
14,503,376		Voya Emerging Markets Hard Currency Debt Fund - Class P	130,530,387	3.7
7,647,104		Voya Emerging Markets Local Currency Debt Fund - Class P	52,688,549	1.5
2,552,960		Voya Floating Rate Fund - Class P	23,997,829	0.7
14,660,957		Voya High Yield Bond Fund - Class P	108,637,692	3.0
13,447,966		Voya Investment Grade Credit Fund - Class P	137,303,735	3.9
10,817,078		Voya Securitized Credit Fund - Class P	109,252,491	3.1
		Total Mutual Funds (Cost $699,183,304)	650,206,822	18.4
PREFERRED STOCK: 0.1%
		Utilities: 0.1%
70,602	(10)	Other Securities	1,284,250	0.1
		Total Preferred Stock (Cost $1,765,050)	1,284,250	0.1
		Total Long-Term Investments (Cost $3,756,296,617)	3,677,687,131	104.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.4%
	Commercial Paper: 0.8%
26,000,000	Sysco Corp., 0.300%, 01/02/2019 (Cost $25,998,194)	$25,999,634	0.8
	Securities Lending Collateral(11): 2.3%
6,871,346	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $6,872,464, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $7,009,930, due 11/15/23-05/15/58)	6,871,346	0.2
75,000,000	NBC Global Finance Ltd., Repurchase Agreement dated 12/31/18, 2.55%, due 01/02/19 (Repurchase Amount $75,010,479, collateralized by various U.S. Government Securities, 0.000%-4.625%, Market Value plus accrued interest $76,499,801, due 04/15/20-09/09/49)	75,000,000	2.1
		81,871,346	2.3
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.3%
10,361,000	(12)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $10,361,000)	10,361,000	0.3
		Total Short-Term Investments (Cost $118,230,540)	118,231,980	3.4
		Total Investments in Securities (Cost $3,874,527,157)	$3,795,919,111	107.6
		Liabilities in Excess of Other Assets	(266,945,147)	(7.6)
		Net Assets	$3,528,973,964	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2018.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(7)
Settlement is on a when-issued or delayed-delivery basis.

(8)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2018.

(9)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(10)
The grouping contains non-income producing securities.

(11)
Represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
COF 11	11th District Costs of Funds
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Mutual Funds	$650,206,822	$—	$—	$650,206,822
Preferred Stock	1,284,250	—	—	1,284,250
Corporate Bonds/Notes	—	1,033,883,350	—	1,033,883,350
Collateralized Mortgage Obligations	—	542,058,107	—	542,058,107
Municipal Bonds	—	2,069,896	—	2,069,896
Convertible Bonds/Notes	—	2,428,931	—	2,428,931
U.S. Treasury Obligations	—	150,426,229	—	150,426,229
Commercial Mortgage-Backed Securities	—	150,968,316	—	150,968,316
U.S. Government Agency Obligations	—	752,240,605	—	752,240,605
Foreign Government Bonds	—	6,325,973	—	6,325,973
Asset-Backed Securities	—	383,814,802	1,979,850	385,794,652
Short-Term Investments	10,361,000	107,870,980	—	118,231,980
Total Investments, at fair value	$661,852,072	$3,132,087,189	$1,979,850	$3,795,919,111
Other Financial Instruments+
Centrally Cleared Swaps	—	8,897,726	—	8,897,726
Forward Foreign Currency Contracts	—	1,867,886	—	1,867,886
Forward Premium Swaptions	—	2,843,470	—	2,843,470
Futures	12,372,685	—	—	12,372,685
Total Assets	$674,224,757	$3,145,696,271	$1,979,850	$3,821,900,878
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(11,710,679)	$—	$(11,710,679)
Forward Foreign Currency Contracts	—	(2,154,017)	—	(2,154,017)
Futures	(6,700,409)	—	—	(6,700,409)
Total Liabilities	$(6,700,409)	$(13,864,696)	$—	$(20,565,105)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$90,929,629	$4,572,737	$(1,575,629)	$(6,130,598)	$87,796,139	$4,572,841	$(75,630)	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	140,636,301	6,852,392	(3,775,270)	(13,183,036)	130,530,387	6,852,547	(275,270)	—
Voya Emerging Markets Local Currency Debt Fund - Class P	67,807,597	796,018	(13,808,181)	(2,106,885)	52,688,549	796,067	(3,808,180)	—
Voya Floating Rate Fund Class P	23,828,877	1,220,650	—	(1,051,698)	23,997,829	1,226,485	—	—
Voya High Yield Bond Fund - Class P	126,260,947	7,032,209	(15,414,649)	(9,240,815)	108,637,692	7,032,409	(414,649)	—
Voya Investment Grade Credit Fund Class P	141,136,923	5,938,781	—	(9,771,969)	137,303,735	5,398,232	—	539,292
Voya Securitized Credit Fund Class P	135,179,121	6,977,708	(29,286,717)	(3,617,621)	109,252,491	6,851,764	713,281	125,811
	$725,779,395	$33,390,495	$(63,860,446)	$(45,102,622)	$650,206,822	$32,730,345	$(3,860,448)	$665,103

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR 13,034,344	USD 3,120,205	Barclays Bank PLC	01/11/19	$34,859
CLP 979,129,085	USD 1,427,906	Barclays Bank PLC	01/11/19	(16,704)
USD 294,227	ILS 1,104,142	Barclays Bank PLC	01/11/19	(1,263)
ILS 12,420,703	USD 3,436,500	Barclays Bank PLC	01/11/19	(112,466)
USD 2,894,000	CLP 1,977,354,440	Barclays Bank PLC	01/11/19	44,075
USD 362,000	MXN 6,918,482	Barclays Bank PLC	01/11/19	10,419
USD 1,085,000	ILS 3,931,978	Barclays Bank PLC	01/11/19	32,722
USD 2,894,000	CLP 1,983,981,700	Barclays Bank PLC	01/11/19	34,523
USD 4,649,920	IDR 70,571,371,417	Barclays Bank PLC	01/11/19	(250,274)
USD 4,079,709	COP 12,249,653,781	Barclays Bank PLC	01/11/19	309,315
USD 3,150,675	MYR 13,034,344	Barclays Bank PLC	01/11/19	(4,389)
ILS 1,104,142	USD 296,164	Barclays Bank PLC	04/05/19	1,262
USD 1,428,656	CLP 979,129,085	Barclays Bank PLC	04/05/19	16,662
USD 3,115,730	MYR 13,034,344	Barclays Bank PLC	04/05/19	(41,696)
ZAR 5,165,280	USD 358,000	BNP Paribas	01/11/19	646
USD 5,482,000	ILS 19,812,638	BNP Paribas	01/11/19	179,733
PLN 17,315,757	USD 4,626,490	Citibank N.A.	01/11/19	1,223
RON 6,576,921	USD 1,616,666	Citibank N.A.	01/11/19	2,179
USD 3,809	RON 15,618	Citibank N.A.	01/11/19	(35)
CZK 16,000,885	USD 724,000	Citibank N.A.	01/11/19	(11,444)
PLN 2,706,689	USD 717,000	Citibank N.A.	01/11/19	6,375
COP 12,249,653,781	USD 3,785,256	Citibank N.A.	01/11/19	(14,862)
CZK 45,832,893	USD 2,040,975	Citibank N.A.	01/11/19	69
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
THB 141,972,571	USD 4,349,611	Citibank N.A.	01/11/19	11,208
TRY 13,992,215	USD 2,627,972	Citibank N.A.	01/11/19	3,140
PEN 4,064,203	USD 1,217,702	Citibank N.A.	01/11/19	(11,552)
USD 356,000	TRY 1,918,819	Citibank N.A.	01/11/19	(4,817)
ZAR 66,953,716	USD 4,703,909	Citibank N.A.	01/11/19	(55,046)
RUB 47,855,531	USD 724,000	Citibank N.A.	01/11/19	(37,985)
USD 712,000	ZAR 9,931,290	Citibank N.A.	01/11/19	22,431
BRL 1,384,484	USD 356,000	Citibank N.A.	01/11/19	1,045
USD 2,171,000	TRY 13,250,114	Citibank N.A.	01/11/19	(320,567)
USD 1,659,283	RON 6,561,303	Citibank N.A.	01/11/19	44,283
USD 4,399,311	PLN 15,992,390	Citibank N.A.	01/11/19	125,274
USD 3,655,000	CZK 80,693,482	Citibank N.A.	01/11/19	61,534
SGD 1,301,141	USD 955,676	Citibank N.A.	01/11/19	(856)
USD 3,772,525	COP 12,249,653,781	Citibank N.A.	04/05/19	17,002
USD 4,359,038	THB 141,972,571	Citibank N.A.	04/05/19	(13,355)
USD 2,513,113	TRY 13,992,215	Citibank N.A.	04/05/19	(5,745)
USD 1,214,137	PEN 4,064,203	Citibank N.A.	04/05/19	11,271
USD 4,655,469	ZAR 66,953,716	Citibank N.A.	04/05/19	53,355
USD 1,613,770	RON 6,576,921	Citibank N.A.	04/05/19	(2,499)
USD 4,636,847	PLN 17,315,757	Citibank N.A.	04/05/19	(687)
USD 2,045,644	CZK 45,832,893	Citibank N.A.	04/05/19	(334)
HUF 609,258,453	USD 2,173,608	Goldman Sachs International	01/11/19	1,994
USD 168,848	PHP 8,964,290	Goldman Sachs International	01/11/19	(1,677)
RUB 244,933,103	USD 3,609,774	Goldman Sachs International	01/11/19	(98,627)
USD 1,506,603	HUF 409,450,381	Goldman Sachs International	01/11/19	44,496
MXN 100,698,704	USD 5,052,888	Goldman Sachs International	01/11/19	64,385
USD 712,000	PLN 2,692,384	Goldman Sachs International	01/11/19	(7,552)
TRY 10,191,294	USD 1,792,000	Goldman Sachs International	01/11/19	124,383
ILS 12,428,054	USD 3,436,500	Goldman Sachs International	01/11/19	(110,498)
BRL 20,220,036	USD 5,264,264	Goldman Sachs International	01/11/19	(49,708)
USD 1,068,000	RUB 72,007,609	Goldman Sachs International	01/11/19	35,762
PHP 8,964,291	USD 163,373	Goldman Sachs International	01/11/19	7,151
CLP 2,015,061,195	USD 3,030,696	Goldman Sachs International	01/11/19	(126,424)
CZK 18,859,703	USD 875,568	Goldman Sachs International	01/11/19	(35,702)
USD 3,314,221	RUB 220,781,025	Goldman Sachs International	01/11/19	149,298
USD 4,955,799	BRL 20,250,882	Goldman Sachs International	01/11/19	(266,712)
USD 4,308,961	ZAR 62,187,707	Goldman Sachs International	01/11/19	(8,979)
USD 1,354,882	TRY 9,014,575	Goldman Sachs International	01/11/19	(340,229)
USD 4,986,688	MXN 100,698,704	Goldman Sachs International	04/05/19	(63,205)
USD 2,185,534	HUF 609,258,453	Goldman Sachs International	04/05/19	(2,958)
USD 3,571,919	RUB 244,933,103	Goldman Sachs International	04/05/19	99,022
PHP 8,964,291	USD 167,773	Goldman Sachs International	04/05/19	2,092
USD 5,230,627	BRL 20,220,036	Goldman Sachs International	04/05/19	49,044
USD 949,815	SGD 1,301,141	HSBC Bank USA N.A.	01/11/19	(5,006)
IDR 70,571,371,417	USD 4,852,934	HSBC Bank USA N.A.	01/11/19	47,259
USD 724,000	HUF 199,808,072	HSBC Bank USA N.A.	01/11/19	10,505
USD 362,000	PLN 1,337,672	HSBC Bank USA N.A.	01/11/19	4,501
USD 4,395,313	THB 141,972,571	HSBC Bank USA N.A.	01/11/19	34,494
USD 4,506,879	MXN 86,290,245	HSBC Bank USA N.A.	01/11/19	121,810
USD 4,807,969	IDR 70,571,371,417	HSBC Bank USA N.A.	03/22/19	(41,272)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD 1,301,141	USD 951,851	HSBC Bank USA N.A.	04/05/19	4,864
USD 712,000	MXN 14,715,788	JPMorgan Chase Bank N.A.	01/11/19	(35,822)
CLP 967,145,860	USD 1,447,000	JPMorgan Chase Bank N.A.	01/11/19	(53,070)
USD 362,000	BRL 1,353,637	JPMorgan Chase Bank N.A.	01/11/19	12,910
USD 1,226,263	PEN 4,064,203	JPMorgan Chase Bank N.A.	01/11/19	20,112
MXN 7,225,811	USD 358,000	The Bank of New York Mellon	01/11/19	9,199
				$(286,131)

At December 31, 2018, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	1,760	03/20/19	$214,747,500	$4,399,034
U.S. Treasury 2-Year Note	230	03/29/19	48,831,875	330,284
U.S. Treasury Long Bond	234	03/20/19	34,164,000	1,136,234
U.S. Treasury Ultra Long Bond	807	03/20/19	129,649,594	6,507,133
			$427,392,969	$12,372,685
Short Contracts
U.S. Treasury 5-Year Note	(426)	03/29/19	(48,856,875)	(687,052)
U.S. Treasury Ultra 10-Year Note	(1,430)	03/20/19	(186,011,719)	(6,013,357)
			$(234,868,594)	$(6,700,409)

At December 31, 2018, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover, Series 30, Version 1	Buy	(5.000)	12/20/23	EUR 81,523,769	$(5,930,436)	$(166,210)
					$(5,930,436)	$(166,210)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 31, Version 1	Sell	5.000	12/20/23	USD 69,400,000	$1,383,350	$(1,345,180)
					$1,383,350	$(1,345,180)

Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)(6)	Termination Date	Implied Credit Spread at 12/31/18 (%)(7)	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Inc 2.750%, due 3/15/2023	Sell	1.000	12/20/23	0.890	USD 6,920,000	$41,215	$(68,417)
						$41,215	$(68,417)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

(7)
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At December 31, 2018, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.460%	Semi-Annual	10/13/20	USD 225,664,000	$(4,776,394)	$(4,776,394)
Pay	3-month USD-LIBOR	Quarterly	2.372	Semi-Annual	10/13/30	USD 50,908,000	(2,137,217)	(2,137,217)
Pay	3-month USD-LIBOR	Quarterly	2.510	Semi-Annual	10/13/35	USD 29,003,000	(1,351,809)	(1,351,809)
Pay	3-month USD-LIBOR	Quarterly	2.593	Semi-Annual	10/13/40	USD 40,443,000	(1,865,452)	(1,865,452)
Receive	3-month USD-LIBOR	Quarterly	1.668	Semi-Annual	10/30/19	USD 444,148,000	3,900,845	3,900,845
Receive	3-month USD-LIBOR	Quarterly	1.780	Semi-Annual	10/13/22	USD 112,415,000	3,231,821	3,231,821
Receive	3-month USD-LIBOR	Quarterly	2.619	Semi-Annual	10/13/45	USD 35,916,000	1,765,060	1,765,060
							$(1,233,146)	$(1,233,146)

At December 31, 2018, the following over-the-counter forward premium swaptions were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(1)	Unrealized Appreciation/ (Depreciation)
Call on 5-year Interest Rate Swap (Purchased)	Bank of America N.A.	0.000%	Receive	3-month USD-LIBOR	02/20/19	USD 88,010,000	$(4,708,535)	$461,527
Call on 5-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 125,038,000	(6,611,384)	744,845
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	02/13/19	USD 88,010,000	(4,770,142)	398,117
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	03/06/19	USD 88,010,000	(4,715,136)	455,840
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 138,992,000	(7,394,374)	783,141
							$(28,199,571)	$2,843,470

(1)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective swaption contract.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

Currency Abbreviations
BRL – Brazilian Real
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SGD – Singapore Dollar
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,867,886
Interest rate contracts	Net Assets — Unrealized appreciation*	12,372,685
Interest rate contracts	Net Assets — Unrealized appreciation**	8,897,726
Interest rate contracts	Net Assets — Unrealized appreciation***	2,843,470
Total Asset Derivatives		$25,981,767
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,154,017
Interest rate contracts	Net Assets — Unrealized depreciation*	6,700,409
Credit contracts	Net Assets — Unrealized depreciation**	1,579,807
Interest rate contracts	Net Assets — Unrealized depreciation**	10,130,872
Total Liability Derivatives		$20,565,105

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

***
Includes cumulative appreciation/depreciation of forward premium swaptions as reported in the following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts**	Futures	Swaps	Total
Credit contracts	$—	$—	$4,006,540	$4,006,540
Equity contracts	—	(467,675)	—	(467,675)
Foreign exchange contracts	9,494,057	—	—	9,494,057
Interest rate contracts	—	(8,792,726)	1,117,746	(7,674,980)
Total	$9,494,057	$(9,260,401)	$5,124,286	$5,357,942

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(1,609,765)	$(1,609,765)
Foreign exchange contracts	—	434,505	—	—	434,505
Interest rate contracts	2,843,470	—	5,948,638	(1,438,424)	7,353,684
Total	$2,843,470	$434,505	$5,948,638	$(3,048,189)	$6,178,424

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$483,837	$180,379	$360,389	$577,627	$223,433	$33,022	$—	$9,199	$1,867,886
Forward premium swaptions	461,527	744,845	—	—	—	—	—	1,637,098	—	2,843,470
Total Assets	$461,527	$1,228,682	$180,379	$360,389	$577,627	$223,433	$33,022	$1,637,098	$9,199	$4,711,356
Liabilities:
Forward foreign currency contracts	$—	$426,792	$—	$479,784	$1,112,271	$46,278	$88,892	$—	$—	$2,154,017
Total Liabilities	$—	$426,792	$—	$479,784	$1,112,271	$46,278	$88,892	$—	$—	$2,154,017
Net OTC derivative instruments by counterparty, at fair value	$461,527	$801,890	$180,379	$(119,395)	$(534,644)	$177,155	$(55,870)	$1,637,098	$9,199	$2,557,339
Total collateral pledged by the Portfolio/(Received from counterparty)	$(430,000)	$(749,000)	$—	$—	$530,000	$(177,155)	$—	$(1,140,000)	$—	$(1,966,155)
Net Exposure(1)(2)	$31,527	$52,890	$180,379	$(119,395)	$(4,644)	$—	$(55,870)	$497,098	$9,199	$591,184

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2018, the Portfolio had received $430,000 in cash collateral from HSBC Bank USA N.A. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $3,887,253,960.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$48,198,984
Gross Unrealized Depreciation	(137,004,300)
Net Unrealized Depreciation	$(88,805,316)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Communication Services: 1.6%
555,554	(1)	Vonage Holdings Corp.	$4,849,986	0.9
241,002	(2)	Other Securities	3,552,370	0.7
			8,402,356	1.6
		Consumer Discretionary: 8.2%
55,112		Childrens Place, Inc./The	4,965,040	0.9
1,695,435	(2)	Other Securities	38,323,377	7.3
			43,288,417	8.2
		Consumer Staples: 2.2%
175,050	(1)	Performance Food Group Co.	5,648,864	1.0
395,509	(2)	Other Securities	6,221,284	1.2
			11,870,148	2.2
		Energy: 2.4%
1,679,080	(2)	Other Securities	12,464,350	2.4
		Financials: 21.7%
250,276		CenterState Bank Corp.	5,265,807	1.0
46,237		Hanover Insurance Group, Inc.	5,399,095	1.0
125,994		Houlihan Lokey, Inc.	4,636,579	0.9
111,722	(3)	Independent Bank Group, Inc.	5,113,516	1.0
83,214		Kemper Corp.	5,523,745	1.0
145,607		MB Financial, Inc.	5,770,406	1.1
372,614		Redwood Trust, Inc.	5,615,293	1.1
98,551		Selective Insurance Group	6,005,698	1.1
211,487		Simmons First National Corp.	5,103,181	1.0
130,565		Stifel Financial Corp.	5,408,002	1.0
193,538		Union Bankshares Corp.	5,463,578	1.0
123,847		WSFS Financial Corp.	4,695,040	0.9
2,280,744	(2)	Other Securities	50,753,381	9.6
			114,753,321	21.7
		Health Care: 11.8%
87,314	(1)	AMN Healthcare Services, Inc.	4,947,211	0.9
55,766		Hill-Rom Holdings, Inc.	4,938,079	0.9
82,818	(1)	Medidata Solutions, Inc.	5,583,590	1.1
192,716	(1)(3)	Wright Medical Group NV	5,245,729	1.0
1,767,396	(2)(4)	Other Securities	41,387,388	7.9
			62,101,997	11.8
		Industrials: 16.6%
129,447	(1)	Atlas Air Worldwide Holdings, Inc.	5,461,369	1.1
112,625		Barnes Group, Inc.	6,038,952	1.2
51,223		Curtiss-Wright Corp.	5,230,893	1.0
89,792		EMCOR Group, Inc.	5,359,684	1.0
121,992	(3)	Healthcare Services Group, Inc.	4,901,639	0.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
91,760		ICF International, Inc.	$5,944,213	1.1
74,566		Regal Beloit Corp.	5,223,348	1.0
105,002		Tetra Tech, Inc.	5,435,954	1.0
206,920		Universal Forest Products, Inc.	5,371,643	1.0
83,908		Watts Water Technologies, Inc.	5,414,583	1.0
165,276		Werner Enterprises, Inc.	4,882,253	0.9
84,496		Woodward, Inc.	6,277,208	1.2
800,293	(2)	Other Securities	21,977,138	4.2
			87,518,877	16.6
		Information Technology: 15.6%
242,180	(1)	ACI Worldwide, Inc.	6,701,121	1.3
44,162	(1)	CACI International, Inc.	6,360,653	1.2
204,547		Entegris, Inc.	5,705,839	1.1
93,099	(1)	ExlService Holdings, Inc.	4,898,869	0.9
103,512		j2 Global, Inc.	7,181,662	1.4
101,170		Mantech International Corp.	5,290,685	1.0
105,509	(1)	Plexus Corp.	5,389,400	1.0
66,424		SYNNEX Corp.	5,369,716	1.0
1,520,880	(2)	Other Securities	35,433,551	6.7
			82,331,496	15.6
		Materials: 3.9%
90,880		Minerals Technologies, Inc.	4,665,779	0.9
172,631		PolyOne Corp.	4,937,247	0.9
453,891		Other Securities	11,108,585	2.1
			20,711,611	3.9
		Real Estate: 7.7%
848,587		Cousins Properties, Inc.	6,703,837	1.3
333,968		Easterly Government Properties, Inc.	5,236,618	1.0
404,109		Essential Properties Realty Trust, Inc.	5,592,869	1.1
218,753		First Industrial Realty Trust, Inc.	6,313,212	1.2
335,977		Physicians Realty Trust	5,385,711	1.0
515,022		Other Securities	11,328,401	2.1
			40,560,648	7.7
		Utilities: 4.2%
77,333		Black Hills Corp.	4,854,966	0.9
70,803		Idacorp, Inc.	6,588,927	1.3
109,166		Portland General Electric Co.	5,005,261	0.9
105,328		Other Securities	5,856,456	1.1
			22,305,610	4.2
		Total Common Stock (Cost $573,930,652)	506,308,831	95.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.5%
58,049	iShares Russell 2000 ETF	$7,772,761	1.5
	Total Exchange-Traded Funds (Cost $8,094,119)	7,772,761	1.5
	Total Long-Term Investments (Cost $582,024,771)	514,081,592	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.7%
	Securities Lending Collateral(5): 1.8%
2,211,932	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,212,338, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,256,171, due 01/25/19-10/20/68)	2,211,932	0.4
2,211,932	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,212,302, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,256,171, due 01/25/19-02/01/49)	2,211,932	0.5
463,670	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $463,744, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $472,944, due 02/29/24- 09/09/49)	463,670	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
2,211,932	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $2,212,296, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $2,256,171, due 01/03/19-11/20/68)	$2,211,932	0.4
2,211,932	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,212,298, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,256,171, due 10/01/25-10/20/48)	2,211,932	0.4
		9,311,398	1.8
Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.9%
15,568,000	(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $15,568,000)	15,568,000	2.9
		Total Short-Term Investments (Cost $24,879,398)	24,879,398	4.7
		Total Investments in Securities (Cost $606,904,169)	$538,960,990	102.1
		Liabilities in Excess of Other Assets	(11,260,919)	(2.1)
		Net Assets	$527,700,071	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2018 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Security, or a portion of the security, is on loan.

(4)
The grouping contains securities on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$506,308,831	$—	$—	$506,308,831
Exchange-Traded Funds	7,772,761	—	—	7,772,761
Short-Term Investments	15,568,000	9,311,398	—	24,879,398
Total Investments, at fair value	$529,649,592	$9,311,398	$—	$538,960,990

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $617,907,185.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$13,343,125
Gross Unrealized Depreciation	(92,289,320)
Net Unrealized Depreciation	$(78,946,195)

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2018 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.3634
Class S	NII	$0.3147
All Classes	STCG	$0.3510
All Classes	LTCG	$0.8505
Voya Global Equity Portfolio
Class ADV	NII	$0.4010
Class I	NII	$0.5653
Class S	NII	$0.4824
Class S2	NII	$0.4280
Class T	NII	$0.3672
All Classes	LTCG	$0.0093
Voya Government Money Market Portfolio
Class I	NII	$0.0153
All Classes	STCG	$0.0002
Voya Growth and Income Portfolio
Class ADV	NII	$0.3928
Class I	NII	$0.5316
Portfolio Name	Type	Per Share Amount
Voya Growth and Income Portfolio (continued)
Class S	NII	$0.4537
Class S2	NII	$0.4200
All Classes	STCG	$0.5311
All Classes	LTCG	$2.2222
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.3903
Class I	NII	$0.4565
Class S	NII	$0.4226
Class S2	NII	$0.4027
Voya Small Company Portfolio
Class ADV	NII	$0.0228
Class I	NII	$0.1131
Class R6	NII	$0.1131
Class S	NII	$0.0491
All Classes	STCG	$0.4900
All Classes	LTCG	$2.7829

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	17.92%
Voya Global Equity Portfolio	54.26%
Voya Growth and Income Portfolio	66.68%
Voya Small Company Portfolio	35.45%
For the year ended December 31, 2018, 75.51% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Balanced Portfolio	$20,934,183
Voya Global Equity Portfolio	$530,377
Voya Growth and Income Portfolio	$242,540,234
Voya Small Company Portfolio	$83,521,566
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about Directors/Trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director/Trustee	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	Dentaquest, Boston, MA (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Director/Trustee	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Director/Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director/Trustee	December 2007 – Present	Retired.	150	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director/Trustee	October 2015 – Present	Retired.	150	None.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director/Trustee	May 2013 – Present	Retired.	150	None.
Director/Trustee who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Director/Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors/Trustees and is deemed to be an “interested person” of the Company/Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2018, Patrick W. Kenny retired as Director/Trustee of the Board.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999-September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	May 2013 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2018, the Boards of Directors/Trustees (“Board”) of Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), including a majority of the Independent Directors/Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Registrants, on behalf of Voya Balanced Portfolio, Voya Global Equity Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, Voya Government Money Market Portfolio, and Voya Small Company Portfolio (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Directors/Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors/Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors/Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment
Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors/Trustees request, and management provides, certain information that the Independent Directors/Trustees deem to be important or potentially relevant. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Registrants’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. In addition, the Board considered Voya Global Equity Portfolio’s investment performance compared to an additional performance peer group that is approved by the Portfolio’s IRC due to the unique investment structure or strategy of the Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Registrants’ Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager and the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Director/Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Portfolio’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark and, in the case of Voya Global Equity Portfolio, a performance peer group. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Portfolio’s most recent performance, asset levels, and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
Voya Balanced Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and five-year periods, the third quintile for the year-to-date and three-year periods, and the fourth quintile for the ten-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding enhancements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

to the Portfolio’s portfolio management team and investment strategies in recent years, and that, since the 10-year period, the Portfolio’s performance vis-à-vis its Morningstar category has been favorable.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Equity Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, and the fifth (lowest) quintile for the ten-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations that there were a number of changes in the Portfolio’s portfolio management team and investment strategies, effective May 1, 2018 and management’s confidence in the changes to deliver long-term performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Government Money Market Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio outperformed its Morningstar category average for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it equaled the performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Growth and Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, three-year, five-year and ten-year periods, and the fifth (lowest) quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of security selection on the Portfolio’s performance; and (2) management’s confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment objective.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year and five-year periods, the second quintile for the ten-year period, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Small Company Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the ten-year period, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is equal to the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-CAPAPALL         (1218-022219)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Martin J. Gavin, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $7,469 for the year ended December 31, 2018 and $7,581 for the year ended December 31, 2017.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,700 for the year ended December 31, 2018 and $2,700 for the year ended December 31, 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $5,572 for the year ended December 31, 2018 and $5,680 for the year ended December 31, 2017. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2018 and $0 for the year ended December 31, 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2017

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Appendix C, continued

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2018 to December 31, 2018

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2018 and December 31, 2017; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2018	2017
Voya Balanced Portfolio, Inc.	$8,272	$8,380
Voya Investments, LLC (1)	$38,950	$122,200

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Voya Balanced Portfolio, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Balance Portfolio (the Fund), a series of Voya Balanced Portfolio, Inc., including the summary portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements), the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of December 31, 2018 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolio of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolio of investments. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 22, 2019

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 42.8%
		Communication Services: 3.1%
2,087	(1)	Alphabet, Inc. - Class A	2,180,831	0.6
3,824	(1)	AMC Networks, Inc.	209,861	0.1
12,370		AT&T, Inc.	353,040	0.1
21,202	(2)	Auto Trader Group PLC	123,044	0.0
25		Cable One, Inc.	20,502	0.0
33,666		Comcast Corp. – Class A	1,146,327	0.3
2,266	(1)	Electronic Arts, Inc.	178,810	0.0
9,925	(1)	Facebook, Inc.- Class A	1,301,068	0.4
9,100		Hakuhodo DY Holdings, Inc.	129,861	0.0
6,549		Interpublic Group of Cos., Inc.	135,106	0 .0
7,271		John Wiley & Sons, Inc.	341,519	0.1
4,700		KDDI Corp.	112,306	0.0
8,411	(1)	Liberty Global PLC - Class A	179,491	0.1
1,391	(1)	Live Nation Entertainment, Inc.	68,507	0.0
7,701		Nippon Telegraph & Telephone Corp.	314,196	0.1
7,700		NTT DoCoMo, Inc.	173,013	0.1
24,365		Orange SA	394,854	0.1
18,138		Pearson PLC	217,291	0.1
1,892		Schibsted ASA - Class B	57,555	0.0
54,748	(3)	Sirius XM Holdings, Inc.	312,611	0.1
31,633		Spark New Zealand Ltd.	88,238	0.0
6,960		Telenor ASA	135,165	0.1
7,488		Telephone & Data Systems, Inc.	243,660	0.1
17,842		Telia Co. AB	84,872	0.0
24,238		Verizon Communications, Inc.	1,362,660	0.4
134,200		Vodafone Group PLC	260,924	0.1
7,355		Walt Disney Co.	806,476	0.2
868	(3)	World Wrestling Entertainment, Inc.	64,857	0.0
			10,996,645	3.1

		Consumer Discretionary: 4.3%
981		Adidas AG	205,019	0.1
1,047	(1)	Adtalem Global Education, Inc.	49,544	0.0
1,700		Aisin Seiki Co., Ltd.	58,439	0.0
1,426	(1)	Amazon.com, Inc.	2,141,809	0.6
3,360		American Eagle Outfitters, Inc.	64,949	0.0
39,863		Barratt Developments PLC	235,141	0.1
3,815		Berkeley Group Holdings PLC	169,207	0.0
6,855		Best Buy Co., Inc.	363,041	0.1
409	(1)	Booking Holdings, Inc.	704,470	0.2
1,055		Boyd Gaming Corp.	21,923	0.0
2,092	(3)	Brinker International, Inc.	92,006	0.0
9,822		Brunswick Corp.	456,232	0.1
4,990		Burberry Group PLC	109,576	0.0
1,242	(1)	Burlington Stores, Inc.	202,036	0.1
81		Churchill Downs, Inc.	19,759	0.0
2,203		Cie Generale des Etablissements Michelin SCA	216,835	0.1
6,264		Dana, Inc.	85,378	0.0
3,350		Darden Restaurants, Inc.	334,531	0.1
917	(1)	Deckers Outdoor Corp.	117,330	0.0
1,372		Delphi Technologies PLC	19,647	0.0
1,109	(3)	Dick's Sporting Goods, Inc.	34,601	0.0
792		Domino's Pizza, Inc.	196,408	0.1
471	(1)	Eldorado Resorts, Inc.	17,055	0.0
8,726		Extended Stay America, Inc.	135,253	0.0
5,232		Faurecia SA	197,410	0.1
10,589	(1)	Fiat Chrysler Automobiles NV	152,676	0.0
594	(1)	Five Below, Inc.	60,778	0.0
3,433		Gentex Corp.	69,381	0.0
494	(1)	Helen of Troy Ltd.	64,803	0.0
8,520		Home Depot, Inc.	1,463,907	0.4
529		Jack in the Box, Inc.	41,066	0.0
4,472		KB Home	85,415	0.0
3,606		Kohl's Corp.	239,222	0.1
4,299		Lear Corp.	528,175	0.2
1,777		LVMH Moet Hennessy Louis Vuitton SE	520,263	0.2
4,822		Marriott International, Inc.	523,476	0.2
1,909		McDonald's Corp.	338,981	0.1
1,996	(1)	Michaels Cos, Inc.	27,026	0.0
1,483		Next PLC	75,510	0.0
35	(1)	NVR, Inc.	85,295	0.0
2,429	(1)	Penn National Gaming, Inc.	45,738	0.0
9,216		Persimmon PLC	226,951	0.1
14,114		Peugeot S.A.	301,021	0.1
572		Kering SA	267,964	0.1
6,914		Pulte Group, Inc.	179,695	0.1
2,403		Ralph Lauren Corp.	248,614	0.1
3,762		Renault S.A.	234,347	0.1
8,755		Ross Stores, Inc.	728,416	0.2
1,700		Sankyo Co., Ltd.	64,652	0.0
4,187		Service Corp. International	168,569	0.1
1,169		Signet Jewelers Ltd.	37,139	0.0
5,300		Sony Corp.	255,511	0.1
524	(1)	Sotheby's	20,824	0.0
5,000		Stanley Electric Co., Ltd.	139,873	0.0
2,961		Starbucks Corp.	190,689	0.1
3,100		Suzuki Motor Corp.	156,276	0.0
128,605		Taylor Wimpey PLC	223,626	0.1
478	(3)	Thor Industries, Inc.	24,856	0.0
1,489		Toll Brothers, Inc.	49,033	0.0
2,600		Toyota Motor Corp.	150,505	0.0
9,270		TUI AG	133,235	0.0
6,997	(1)	Urban Outfitters, Inc.	232,300	0.1
540	(1)	Weight Watchers International, Inc.	20,817	0.0

See Accompanying Notes to Financial Statements

1

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

1,738	(3)	Wendy's Company	27,130	0.0
13,260		Wesfarmers Ltd.	301,249	0.1
2,130		Wyndham Destinations, Inc.	76,339	0.0
			15,028,942	4.3

		Consumer Staples: 3.3%
18,108		Altria Group, Inc.	894,354	0.3
5,342		Archer-Daniels-Midland Co.	218,862	0.1
4,800		Asahi Group Holdings, Ltd.	186,018	0.1
9,862		British American Tobacco PLC	313,799	0.1
1,351		Carlsberg A/S	143,718	0.0
2,946		Church & Dwight Co., Inc.	193,729	0.1
5,461		Coca-Cola Co.	258,578	0.1
3,555		Coca-Cola European Partners PLC - USD	162,997	0.0
2,872		Coca-Cola HBC AG	89,887	0.0
22,623		Conagra Brands, Inc.	483,227	0.1
1,726		Costco Wholesale Corp.	351,604	0.1
2,095		Diageo PLC	74,864	0.0
1,338		Energizer Holdings, Inc.	60,411	0.0
5,756		Essity AB	141,491	0.0
3,043		Hershey Co.	326,149	0.1
10,781		Imperial Brands PLC	327,222	0.1
1,411		Ingredion, Inc.	128,965	0.0
7,900		Kirin Holdings Co., Ltd.	164,727	0.0
15,718		Koninklijke Ahold Delhaize NV	397,072	0.1
400		Kose Corp.	62,831	0.0
5,131		Lamb Weston Holdings, Inc.	377,436	0.1
9,283		Marine Harvest	195,662	0.1
4,759		Molson Coors Brewing Co.	267,265	0.1
6,599		Nestle SA	535,593	0.2
585		Nu Skin Enterprises, Inc.	35,878	0.0
35,941		Orkla ASA	281,415	0.1
1,268		PepsiCo, Inc.	140,089	0.0
1,500		Pigeon Corp.	63,979	0.0
4,300		Pola Orbis Holdings, Inc.	115,877	0.0
1,446	(1)	Post Holdings, Inc.	128,882	0.0
17,543		Procter & Gamble Co.	1,612,553	0.5
2,500		Shiseido Co., Ltd.	156,570	0.0
3,415		Spectrum Brands Holdings, Inc.	144,284	0.0
3,600		Sundrug Co., Ltd.	107,205	0.0
6,023		Swedish Match AB	237,110	0.1
90,308		Tesco PLC	219,012	0.1
7,892		Treasury Wine Estates Ltd.	82,296	0.0
11,086		Tyson Foods, Inc.	591,992	0.2
4,100		Unicharm Corp.	132,602	0.0
3,427		Unilever NV	185,649	0.1
9,828		Walmart, Inc.	915,478	0.3
236,500	(2)	WH Group Ltd.	181,643	0.1
			11,688,975	3.3

		Energy: 2.3%
27,436		BP PLC	173,442	0.1
4,085		Caltex Australia Ltd.	73,290	0.0
8,488	(1),(3)	Chesapeake Energy Corp.	17,825	0.0
14,007		Chevron Corp.	1,523,822	0.4
2,190	(1)	CNX Resources Corp.	25,010	0.0
11,575		ConocoPhillips	721,701	0.2
3,259		Det Norske Oljeselskap ASA	82,169	0.0
2,241	(1)	Dril-Quip, Inc.	67,297	0.0
12,602		ENI S.p.A.	199,077	0.1
2,237		EOG Resources, Inc.	195,089	0.1
10,534		Exxon Mobil Corp.	718,313	0.2
8,432		Galp Energia SGPS SA	132,769	0.0
16,638		Halliburton Co.	442,238	0.1
3,493		HollyFrontier Corp.	178,562	0.1
16,400		JXTG Holdings, Inc.	85,174	0.0
2,789		Lundin Petroleum AB	69,653	0.0
1,650		Marathon Oil Corp.	23,661	0.0
6,407		Marathon Petroleum Corp.	378,077	0.1
7,385	(1)	McDermott International, Inc.	48,298	0.0
2,190		Murphy Oil Corp.	51,224	0.0
2,621		Neste Oyj	202,925	0.1
3,069	(1)	Oasis Petroleum, Inc.	16,972	0.0
4,711		Occidental Petroleum Corp.	289,161	0.1
1,766		OMV AG	77,233	0.0
4,031		Patterson-UTI Energy, Inc.	41,721	0.0
6,845		PBF Energy, Inc.	223,626	0.1
1,640		Phillips 66	141,286	0.1
8,835	(1)	QEP Resources, Inc.	49,741	0.0
20,560		Repsol SA	330,545	0.1
17,947		Royal Dutch Shell PLC - Class A	528,231	0.2
14,653	(1)	Southwestern Energy Co.	49,967	0.0
3,295		Equinor ASA	69,894	0.0
3,040		Total SA	160,345	0.0
7,358		Valero Energy Corp.	551,629	0.2
5,868		Washington H Soul Pattinson & Co. Ltd.	102,905	0.0
938	(1),(3)	Whiting Petroleum Corp.	21,283	0.0
993		World Fuel Services Corp.	21,260	0.0
4,676	(1)	WPX Energy, Inc.	53,073	0.0
			8,138,488	2.3

		Financials: 6.6%
6,035		3i Group PLC	59,549	0.0
14,595		Aegon NV	68,358	0.0
7,600		AIA Group Ltd.	63,132	0.0
35		Alleghany Corp.	21,816	0.0
2,808		Allianz SE	564,283	0.2
8,001		Allstate Corp.	661,123	0.2
7,693		Ally Financial, Inc.	174,323	0.1
677		American Financial Group, Inc.	61,289	0.0
6,701		Ameriprise Financial, Inc.	699,383	0.2
5,960	(1)	Athene Holding Ltd.	237,387	0.1
57,892		Aviva PLC	277,071	0.1
9,026		AXA S.A.	194,798	0.1
26,213		Banco Bilbao Vizcaya Argentaria SA	139,239	0.0

See Accompanying Notes to Financial Statements

2

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

57,655		Bank of America Corp.	1,420,619	0.4
3,053		Bank OZK	69,700	0.0
182,995		Barclays PLC	350,119	0.1
5,459	(1)	Berkshire Hathaway, Inc. – Class B	1,114,619	0.3
5,166		BNP Paribas	233,301	0.1
28,000		BOC Hong Kong Holdings Ltd.	103,928	0.0
2,794		Cathay General Bancorp.	93,683	0.0
1,878		Chemical Financial Corp.	68,754	0.0
14,122		Citigroup, Inc.	735,191	0.2
21,618		Citizens Financial Group, Inc.	642,703	0.2
9,426		Comerica, Inc.	647,472	0.2
9,919	(1)	Commerzbank AG	65,863	0.0
1,214		Commonwealth Bank of Australia	61,923	0.0
21,966		Credit Agricole SA	236,408	0.1
33,157		CaixaBank SA	120,076	0.0
11,852		Danske Bank A/S	235,291	0.1
7,600		DBS Group Holdings Ltd.	132,163	0.0
67,103		Direct Line Insurance Group PLC	272,770	0.1
7,075		Discover Financial Services	417,284	0.1
8,254		E*Trade Financial Corp.	362,186	0.1
3,145		East West Bancorp, Inc.	136,902	0.0
3,834		Evercore, Inc.	274,361	0.1
1,915		EXOR NV	103,960	0.0
93	(3)	Factset Research Systems, Inc.	18,612	0.0
833		Federated Investors, Inc.	22,116	0.0
3,137		First American Financial Corp.	140,036	0.1
2,319		Hancock Whitney Corp.	80,353	0.0
700		Hanover Insurance Group, Inc.	81,739	0.0
4,502		Hartford Financial Services Group, Inc.	200,114	0.1
3,330		Home Bancshares, Inc./Conway AR	54,412	0.0
29,955		HSBC Holdings PLC	247,121	0.1
27,929		ING Groep NV	300,421	0.1
514		International Bancshares Corp.	17,682	0.0
22,143		Investec PLC - INVP - GBP	124,482	0.0
16,144		JPMorgan Chase & Co.	1,575,977	0.5
4,574		Julius Baer Group Ltd.	163,001	0.1
645		Kemper Corp.	42,815	0.0
14,465		Keycorp	213,793	0.1
5,602		Lundbergforetagen AB	165,433	0.1
14,312		Lazard Ltd.	528,256	0.2
64,120		Legal & General Group PLC	188,921	0.1
1,877		Legg Mason, Inc.	47,882	0.0
6,753		Lincoln National Corp.	346,496	0.1
619,084		Lloyds Banking Group Plc	408,088	0.1
2,726		LPL Financial Holdings, Inc.	166,504	0.1
4,399		Macquarie Group Ltd.	336,945	0.1
209		MarketAxess Holdings, Inc.	44,164	0.0
1,384		MB Financial, Inc.	54,848	0.0
28,300		Mebuki Financial Group, Inc.	74,842	0.0
106,498		Medibank Pvt Ltd.	192,802	0.1
33,771		Mediobanca Banca di Credito Finanziario SpA	285,752	0.1
11,577		Morgan Stanley	459,028	0.1
4,251		National Australia Bank Ltd.	72,137	0.0
26,137		Natixis SA	123,275	0.0
6,573		Navient Corp.	57,908	0.0
3,746		NN Group NV	148,936	0.0
7,628		Old Republic International Corp.	156,908	0.1
6,200		ORIX Corp.	90,594	0.0
1,226		Primerica, Inc.	119,792	0.0
5,108		Prudential Financial, Inc.	416,557	0.1
3,955		Reinsurance Group of America, Inc.	554,610	0.2
112,379		Royal Bank of Scotland Group PLC	311,746	0.1
4,330		S&P Global, Inc.	735,840	0.2
1,053		Santander Consumer USA Holdings, Inc.	18,522	0.0
2,800		SBI Holdings, Inc.	54,606	0.0
2,362		Schroders PLC	73,562	0.0
445		SEI Investments Co.	20,559	0.0
183		Signature Bank	18,814	0.0
9,173		Societe Generale	290,826	0.1
4,900		Sompo Holdings, Inc.	166,453	0.1
1,514		Sterling Bancorp, Inc./DE	24,996	0.0
1,302		Stifel Financial Corp.	53,929	0.0
2,300		Sumitomo Mitsui Financial Group, Inc.	75,820	0.0
3,100		Sumitomo Mitsui Trust Holdings, Inc.	112,893	0.0
3,156		Synovus Financial Corp.	100,960	0.0
15,332		TCF Financial Corp.	298,821	0.1
798	(1)	Texas Capital Bancshares, Inc.	40,770	0.0
25,858		Two Harbors Investment Corp.	332,017	0.1
13,420		UniCredit SpA	152,007	0.0
3,600		United Overseas Bank Ltd.	65,124	0.0
9,825		Unum Group	288,659	0.1
8,949		Wells Fargo & Co.	412,370	0.1
875	(1)	Western Alliance Bancorp.	34,554	0.0
1,738		Wintrust Financial Corp.	115,560	0.0
239		WR Berkley Corp.	17,664	0.0
			23,261,451	6.6

		Health Care: 6.0%
7,350		AbbVie, Inc.	677,597	0.2
8,700		Alfresa Holdings Corp.	221,760	0.1
975	(1)	Align Technology, Inc.	204,194	0.1
6,129		Amgen, Inc.	1,193,132	0.3
24,600		Astellas Pharma, Inc.	314,305	0.1
863		AstraZeneca PLC	64,419	0.0
4,766		Bayer AG	331,470	0.1
1,162	(1)	Biogen, Inc.	349,669	0.1

See Accompanying Notes to Financial Statements

3

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

3,484		Bristol-Myers Squibb Co.	181,098	0.1
11,281		Bruker Corp.	335,835	0.1
10,328		Cardinal Health, Inc.	460,629	0.1
802	(1)	Catalent, Inc.	25,006	0.0
2,578	(1)	Celgene Corp.	165,224	0.1
5,122	(1)	Centene Corp.	590,567	0.2
2,853	(1)	Charles River Laboratories International, Inc.	322,903	0.1
1,869		Chemed Corp.	529,450	0.2
4,096		Cigna Corp.	777,912	0.2
701		CSL Ltd.	91,563	0.0
2,616	(1)	DaVita, Inc.	134,619	0.0
5,592		Encompass Health Corp.	345,026	0.1
2,529	(1)	Exelixis, Inc.	49,745	0.0
4,334		Gilead Sciences, Inc.	271,092	0.1
20,950		GlaxoSmithKline PLC	399,266	0.1
1,205	(1)	Globus Medical, Inc.	52,152	0.0
2,208		H Lundbeck A/S	97,180	0.0
934	(1)	Haemonetics Corp.	93,447	0.0
5,266		HCA Healthcare, Inc.	655,354	0.2
624	(1)	HealthEquity, Inc.	37,222	0.0
3,201		Hill-Rom Holdings, Inc.	283,449	0.1
151	(1)	ICU Medical, Inc.	34,674	0.0
3,474	(1)	Idexx Laboratories, Inc.	646,233	0.2
11,503		Johnson & Johnson	1,484,462	0.4
410	(1)	Ligand Pharmaceuticals, Inc.	55,637	0.0
269	(1)	LivaNova PLC	24,605	0.0
467		Lonza Group AG	121,399	0.0
2,833	(1)	Mallinckrodt PLC - W/I	44,761	0.0
1,377	(1)	Masimo Corp.	147,849	0.0
2,589		McKesson Corp.	286,007	0.1
8,700		Medipal Holdings Corp.	186,129	0.1
12,801		Merck & Co., Inc.	978,124	0.3
731	(1)	Molina Healthcare, Inc.	84,957	0.0
6,966		Novartis AG	596,598	0.2
9,494		Novo Nordisk A/S	436,032	0.1
3,800		Olympus Corp.	116,222	0.0
3,713		Patterson Cos., Inc.	72,998	0.0
37,945		Pfizer, Inc.	1,656,299	0.5
2,235	(1)	PRA Health Sciences, Inc.	205,531	0.1
879	(1)	Prestige Consumer Healthcare, Inc.	27,144	0.0
3,387		Roche Holding AG	840,853	0.3
735		Sanofi	63,761	0.0
267		Steris PLC	28,529	0.0
1,900		Sumitomo Dainippon Pharma Co. Ltd.	60,592	0.0
5,100		Suzuken Co., Ltd.	259,705	0.1
497	(1)	Syneos Health, Inc.	19,557	0.0
147		Teleflex, Inc.	37,997	0.0
2,303	(1)	Tenet Healthcare Corp.	39,473	0.0
1,638		Thermo Fisher Scientific, Inc.	366,568	0.1
3,381		UCB S.A.	276,149	0.1
594	(1)	United Therapeutics Corp.	64,687	0.0
6,184		UnitedHealth Group, Inc.	1,540,558	0.4
2,365	(1)	Veeva Systems, Inc.	211,242	0.1
106	(1)	WellCare Health Plans, Inc.	25,026	0.0
171		West Pharmaceutical Services, Inc.	16,763	0.0
7,122		Zoetis, Inc.	609,216	0.2
			20,921,622	6.0

		Industrials: 4.9%
8,809		ACS Actividades de Construccion y Servicios SA	340,973	0.1
3,055		Adecco Group AG	143,592	0.0
11,098		Allison Transmission Holdings, Inc.	487,313	0.2
5,578		Ametek, Inc.	377,631	0.1
321		Armstrong World Industries, Inc.	18,685	0.0
1,049	(1)	ASGN, Inc.	57,170	0.0
12,342		Ashtead Group PLC	257,446	0.1
8,561		Atlas Copco AB - A Shares	204,249	0.1
40,326		Auckland International Airport Ltd.	194,631	0.1
951	(1)	Avis Budget Group, Inc.	21,378	0.0
4,166		Boeing Co.	1,343,535	0.4
439		Brink's Co.	28,381	0.0
252		Carlisle Cos., Inc.	25,331	0.0
1,800		Central Japan Railway Co.	379,777	0.1
2,132		Cie de Saint-Gobain	70,775	0.0
7,364		CIMIC Group Ltd.	225,190	0.1
82,900		ComfortDelgro Corp., Ltd.	130,944	0.0
1,330		Crane Co.	95,999	0.0
5,189		Curtiss-Wright Corp.	529,901	0.2
14,455		Delta Air Lines, Inc.	721,304	0.2
1,644		Deluxe Corp.	63,195	0.0
8,997		Deutsche Lufthansa AG	203,184	0.1
6,879		Edenred	253,347	0.1
699		Eiffage SA	58,441	0.0
1,916		EMCOR Group, Inc.	114,366	0.0
6,355		Emerson Electric Co.	379,711	0.1
865		EnerSys	67,133	0.0
7,450		Fortune Brands Home & Security, Inc.	283,026	0.1
6,800		Fuji Electric Holdings Co., Ltd.	200,277	0.1
352		GATX Corp.	24,925	0.0
589	(1)	Genesee & Wyoming, Inc.	43,598	0.0
760		Graco, Inc.	31,806	0.0
8,012	(1)	HD Supply Holdings, Inc.	300,610	0.1
2,627		Herman Miller, Inc.	79,467	0.0
1,539		Hochtief AG	207,844	0.1
7,148		Honeywell International, Inc.	944,394	0.3
349		Hubbell, Inc.	34,670	0.0
5,478		IDEX Corp.	691,652	0.2
8,669		Ingersoll-Rand PLC - Class A	790,873	0.2
834		Insperity, Inc.	77,862	0.0
10,978		International Consolidated Airlines Group SA	87,031	0.0
1,714		Intertek Group PLC	104,902	0.0

See Accompanying Notes to Financial Statements

4

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

875		ITT, Inc.	42,236	0.0
5,236	(1)	JetBlue Airways Corp.	84,090	0.0
8,800		JTEKT Corp.	97,326	0.0
19,600		Kajima Corp.	263,289	0.1
6,700		Kamigumi Co., Ltd.	137,074	0.0
3,984		KAR Auction Services, Inc.	190,116	0.1
1,195		KBR, Inc.	18,140	0.0
15,500		Keppel Corp., Ltd.	67,289	0.0
8,300		Kyushu Railway Co.	280,812	0.1
1,434		Legrand S.A.	81,068	0.0
83		Lennox International, Inc.	18,165	0.0
1,570		Manpowergroup, Inc.	101,736	0.0
31,900		Marubeni Corp.	223,827	0.1
13,200		Mitsubishi Corp.	361,899	0.1
1,329		MSC Industrial Direct Co.	102,227	0.0
2,954		nVent Electric PLC	66,347	0.0
121,000		NWS Holdings Ltd.	248,458	0.1
150		Old Dominion Freight Line	18,524	0.0
1,167		Oshkosh Corp.	71,549	0.0
10,444		Pitney Bowes, Inc.	61,724	0.0
6,795		Regal Beloit Corp.	475,990	0.2
684		Ryder System, Inc.	32,935	0.0
17,608		Sandvik AB	252,292	0.1
914		Schneider National, Inc.	17,064	0.0
681		Siemens AG	76,001	0.0
10,700		Sumitomo Corp.	151,820	0.0
2,500		Sumitomo Heavy Industries	74,128	0.0
6,600		Taisei Corp.	282,667	0.1
130	(1)	Teledyne Technologies, Inc.	26,919	0.0
3,086		Timken Co.	115,170	0.0
2,789		Toro Co.	155,849	0.1
2,600		Toyota Tsusho Corp.	76,394	0.0
5,969		Union Pacific Corp.	825,095	0.3
21,062		Volvo AB - B Shares	275,787	0.1
306	(3)	Wabtec Corp.	21,497	0.0
9,419		Waste Management, Inc.	838,197	0.3
566		Werner Enterprises, Inc.	16,720	0.0
601	(1)	Wesco International, Inc.	28,848	0.0
1,188		Wolters Kluwer NV	69,863	0.0
1,026		Woodward, Inc.	76,222	0.0
166,200		Yangzijiang Shipbuilding Holdings Ltd.	152,712	0.0
			17,274,585	4.9

		Information Technology: 7.2%
5,230	(1)	Adobe, Inc.	1,183,235	0.4
5,667	(1)	Akamai Technologies, Inc.	346,140	0.1
2,240		Amadeus IT Group SA	155,854	0.1
19,584		Apple, Inc.	3,089,180	0.9
6,400		ASM Pacific Technology Ltd.	61,787	0.0
2,152	(1)	Atlassian Corp. PLC	191,485	0.1
1,764		Atos SE	144,535	0.0
3,549		Avnet, Inc.	128,119	0.0
1,531	(3)	Belden, Inc.	63,950	0.0
2,957		Booz Allen Hamilton Holding Corp.	133,272	0.1
572		Broadcom, Inc.	145,448	0.1
4,896		Broadridge Financial Solutions, Inc. ADR	471,240	0.1
9,800		Brother Industries Ltd.	145,053	0.0
483	(1)	CACI International, Inc.	69,566	0.0
12,818	(1)	Cadence Design Systems, Inc.	557,327	0.2
878		CDK Global, Inc.	42,039	0.0
487		CDW Corp.	39,471	0.0
550	(1)	Check Point Software Technologies	56,457	0.0
489	(1)	Cirrus Logic, Inc.	16,225	0.0
34,856		Cisco Systems, Inc.	1,510,310	0.4
7,387		Citrix Systems, Inc.	756,872	0.2
12,425		Computershare Ltd.	150,582	0.1
643		Dassault Systemes SE	76,375	0.0
1,928	(1)	Fair Isaac Corp.	360,536	0.1
9,387	(1)	Fortinet, Inc.	661,126	0.2
8,200		Fuji Film Holdings Corp.	317,869	0.1
1,400		Fujitsu Ltd.	87,271	0.0
2,869	(1)	GoDaddy, Inc.	188,264	0.1
3,400		Hitachi High-Technologies Corp.	106,469	0.0
8,400		Hitachi Ltd.	222,686	0.1
11,035		Intel Corp.	517,873	0.2
1,024		InterDigital, Inc.	68,024	0.0
1,428		Intuit, Inc.	281,102	0.1
1,576		j2 Global, Inc.	109,343	0.0
22,809		Jabil, Inc.	565,435	0.2
4,061		KLA-Tencor Corp.	363,419	0.1
4,600		Kyocera Corp.	229,931	0.1
3,115		Lam Research Corp.	424,170	0.1
882		Leidos Holdings, Inc.	46,499	0.0
210		Littelfuse, Inc.	36,011	0.0
1,076	(1)	Lumentum Holdings, Inc.	45,203	0.0
677	(1)	Manhattan Associates, Inc.	28,684	0.0
4,415		Mastercard, Inc. - Class A	832,890	0.3
4,021		Maxim Integrated Products	204,468	0.1
515		Maximus, Inc.	33,521	0.0
5,602	(1)	Micron Technology, Inc.	177,751	0.1
30,589		Microsoft Corp.	3,106,925	0.9
1,601		MKS Instruments, Inc.	103,441	0.0
451		Motorola Solutions, Inc.	51,883	0.0
4,449	(1)	NCR Corp.	102,683	0.0
9,053		NetApp, Inc.	540,193	0.2
685	(1)	Netscout Systems, Inc.	16,187	0.0
2,455	(1)	Nice Ltd.	265,978	0.1
3,800		Nippon Electric Glass Co., Ltd.	93,098	0.0
1,150	(1)	ON Semiconductor Corp.	18,986	0.0
5,691		Oracle Corp.	256,949	0.1
4,641	(1)	PayPal Holdings, Inc.	390,262	0.1
3,209		Perspecta, Inc.	55,259	0.0
377	(1)	PTC, Inc.	31,253	0.0
11,415		Sabre Corp.	247,021	0.1
1,738		SAP SE	172,496	0.1
9,952		STMicroelectronics NV	141,056	0.0
6,900		Sumco Corp.	76,845	0.0

See Accompanying Notes to Financial Statements

5

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

332		SYNNEX Corp.	26,839	0.0
4,596	(1)	Synopsys, Inc.	387,167	0.1
1,063	(1)	Tech Data Corp.	86,964	0.0
3,292		Teradyne, Inc.	103,303	0.0
10,361		Texas Instruments, Inc.	979,114	0.3
8,873		Total System Services, Inc.	721,286	0.2
1,847	(1)	Trimble, Inc.	60,785	0.0
138	(1)	Tyler Technologies, Inc.	25,643	0.0
108	(1)	Ultimate Software Group, Inc.	26,446	0.0
2,988	(1)	VeriSign, Inc.	443,091	0.1
3,292		Versum Materials, Inc.	91,254	0.0
3,007		Visa, Inc. - Class A	396,744	0.1
5,825		Vishay Intertechnology, Inc.	104,908	0.0
890		VMware, Inc.	122,046	0.0
7,084		Western Digital Corp.	261,895	0.1
507	(1)	WEX, Inc.	71,010	0.0
244	(1)	Zebra Technologies Corp.	38,852	0.0
			25,060,929	7.2

		Materials: 1.7%
3,416		Air Products & Chemicals, Inc.	546,731	0.2
14,684		Anglo American PLC	328,344	0.1
3,573		ArcelorMittal	73,962	0.0
1,778		Arkema SA	152,638	0.0
4,662		Avery Dennison Corp.	418,788	0.1
2,445		BASF SE	170,303	0.1
3,831		BHP Billiton Ltd.	92,599	0.0
20,938		BlueScope Steel Ltd.	161,518	0.1
9,653		Boliden AB	209,171	0.1
772		Cabot Corp.	33,150	0.0
748		Carpenter Technology Corp.	26,636	0.0
5,294		Celanese Corp.	476,301	0.2
3,169		Chemours Co.	89,429	0.1
3,325		Commercial Metals Co.	53,267	0.0
476	(3)	Compass Minerals International, Inc.	19,844	0.0
3,918	(2)	Covestro AG	194,037	0.1
1,465		Domtar Corp.	51,466	0.0
282		Eastman Chemical Co.	20,617	0.0
3,280		Evonik Industries AG	81,873	0.0
895		Greif, Inc. - Class A	33,213	0.0
20,914		Huntsman Corp.	403,431	0.1
5,139		Louisiana-Pacific Corp.	114,189	0.1
2,771		LyondellBasell Industries NV - Class A	230,436	0.1
875		Minerals Technologies, Inc.	44,923	0.0
18,400		Mitsubishi Chemical Holdings Corp.	139,011	0.0
10,500		Mitsubishi Gas Chemical Co., Inc.	157,286	0.1
8,600		Mitsui Chemicals, Inc.	194,156	0.1
3,600		Mondi PLC	74,980	0.0
817		Packaging Corp. of America	68,187	0.0
2,357		PolyOne Corp.	67,410	0.0
2,339		Rio Tinto Ltd.	129,454	0.0
528		Royal Gold, Inc.	45,223	0.0
338		RPM International, Inc.	19,868	0.0
1,592		Sonoco Products Co.	84,583	0.0
10,606		Steel Dynamics, Inc.	318,604	0.1
4,952		Stora Enso OYJ	57,412	0.0
5,000		Teijin Ltd.	79,800	0.0
5,600		Tosoh Corp.	72,638	0.0
1,156		United States Steel Corp.	21,085	0.0
4,259		UPM-Kymmene OYJ	107,812	0.0
2,642		Voestalpine AG	79,082	0.0
1,874		Worthington Industries, Inc.	65,290	0.0
			5,808,747	1.7

		Real Estate: 1.7%
20,516		Brookfield Property REIT, Inc.	330,308	0.1
5,057		Camden Property Trust	445,269	0.1
158,500		CapitaLand Mall Trust	262,839	0.1
13,034	(1)	CBRE Group, Inc.	521,881	0.2
5,199		CoreCivic, Inc.	92,698	0.0
653		Coresite Realty Corp.	56,961	0.0
14,557		Cousins Properties, Inc.	115,000	0.0
1,290		Douglas Emmett, Inc.	44,028	0.0
803		Equity Lifestyle Properties, Inc.	77,995	0.0
238		Extra Space Storage, Inc.	21,534	0.0
4,493		First Industrial Realty Trust, Inc.	129,668	0.1
3,498		Geo Group, Inc./The	68,911	0.0
12,251		Highwoods Properties, Inc.	473,991	0.1
5,023		Hospitality Properties Trust	119,949	0.0
15,484		Host Hotels & Resorts, Inc.	258,118	0.1
26,000		Hysan Development Co., Ltd.	123,640	0.1
674		Jones Lang LaSalle, Inc.	85,329	0.0
31,000		Kerry Properties Ltd.	105,806	0.0
2,501		Klepierre SA	77,291	0.0
7,421		Lamar Advertising Co.	513,385	0.2
2,900		Mitsui Fudosan Co., Ltd.	64,414	0.0
358		National Retail Properties, Inc.	17,367	0.0
6,700		Nomura Real Estate Holdings, Inc.	122,862	0.0
499		Omega Healthcare Investors, Inc.	17,540	0.0
960		Outfront Media, Inc.	17,395	0.0
2,859		PotlatchDeltic Corp.	90,459	0.0
644		Rayonier, Inc.	17,832	0.0
1,419	(3)	Realogy Holdings Corp.	20,831	0.0
2,866		Simon Property Group, Inc.	481,459	0.2
351		SL Green Realty Corp.	27,757	0.0
106,325		Stockland	263,770	0.1
7,200		Sumitomo Realty & Development Co., Ltd.	263,582	0.1
18,500		Swire Pacific Ltd.	195,323	0.1
4,633		Tanger Factory Outlet Centers, Inc.	93,679	0.0
1,628	(1)	Uniti Group, Inc.	25,348	0.0
3,551		Urban Edge Properties	59,018	0.0
6,018		Weyerhaeuser Co.	131,554	0.1

See Accompanying Notes to Financial Statements

6

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

45,000		Wharf Holdings Ltd.	117,320	0.0
			5,952,111	1.7

		Utilities: 1.7%
29,815		AES Corp.	431,125	0.1
18,280		AGL Energy Ltd.	265,466	0.1
11,242		Ameren Corp.	733,316	0.2
531		Atmos Energy Corp.	49,234	0.0
15,359		Centerpoint Energy, Inc.	433,585	0.1
9,700		Chubu Electric Power Co., Inc.	137,832	0.0
5,912		E.ON AG	58,359	0.0
73,180		Enel S.p.A.	424,243	0.1
16,559		Exelon Corp.	746,811	0.2
28,000		Power Assets Holdings Ltd.	194,527	0.1
9,938		Iberdrola S.A.	79,801	0.0
1,506		Idacorp, Inc.	140,148	0.1
17,600		Kansai Electric Power Co., Inc.	263,942	0.1
8,546		MDU Resources Group, Inc.	203,737	0.1
2,254		National Fuel Gas Co.	115,360	0.1
3,127		NextEra Energy, Inc.	543,535	0.2
1,843		NorthWestern Corp.	109,548	0.0
11,197		NRG Energy, Inc.	443,401	0.1
546		OGE Energy Corp.	21,398	0.0
982	(1)	PG&E Corp.	23,322	0.0
770		Pinnacle West Capital Corp.	65,604	0.0
2,455		PNM Resources, Inc.	100,876	0.0
22,100	(1)	Tokyo Electric Power Co., Inc.	131,275	0.0
6,621		UGI Corp.	353,230	0.1
			6,069,675	1.7

	Total Common Stock
	(Cost $158,460,373)		150,202,170	42.8

EXCHANGE-TRADED FUNDS: 20.0%
319,233	(3)	Invesco Senior Loan ETF	6,952,895	2.0
168,457		iShares 1-3 Year Treasury Bond ETF	14,086,374	4.0
527,836		iShares Core MSCI Emerging Markets ETF	24,887,467	7.1
13,601	(3)	iShares Core S&P 500 ETF	3,422,148	1.0
1,200		iShares Core S&P Mid-Cap ETF	199,272	0.1
5,824		iShares MSCI EAFE ETF	342,335	0.1
138,831		iShares Russell 1000 Value ETF	15,417,182	4.4
4,665		SPDR S&P 500 ETF Trust	1,165,877	0.3
33,278		Vanguard Global ex-U.S. Real Estate ETF	1,744,100	0.5
23,658		Vanguard Real Estate ETF	1,764,177	0.5

	Total Exchange-Traded Funds
	(Cost $75,085,727)		69,981,827	20.0
MUTUAL FUNDS: 4.9%
			Affiliated Investment Companies: 3.4%
195,712		Voya Emerging Markets Local Currency Debt Fund - Class P	1,348,459	0.4
1,141,230		Voya Floating Rate Fund - Class P	10,727,558	3.0
			12,076,017	3.4

			Unaffiliated Investment Companies: 1.5%
1,172,183		Credit Suisse Commodity Return Strategy Fund - Class I	5,145,882	1.5

		Total Mutual Funds
		(Cost $18,928,976)	17,221,899	4.9

PREFERRED STOCK: 0.0%
		Utilities: 0.0%
1,561	(1),(4)	SCE Trust VI	28,395	0.0

		Total Preferred Stock
		(Cost $39,025)	28,395	0.0

RIGHTS: 0.0%
		Energy: 0.0%
20,560	(1)	Repsol SA	9,423	0.0

		Total Rights
		(Cost $9,646)	9,423	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 8.7%
		Basic Materials: 0.3%
80,000		ArcelorMittal, 5.500%, 03/01/2021	82,321	0.0
25,000		ArcelorMittal, 7.000%, 10/15/2039	26,416	0.0
30,000		BHP Billiton Finance USA Ltd., 2.875%, 02/24/2022	29,794	0.0
65,000		Chemours Co/The, 5.375%, 05/15/2027	58,825	0.0
200,000		CNAC HK Finbridge Co. Ltd, 5.125%, 03/14/2028	204,049	0.1
44,000		Dow Chemical Co/The, 4.625%, 10/01/2044	39,993	0.0
51,000	(2)	Dow Chemical Co/The, 4.800%, 11/30/2028	52,022	0.0
18,000		Eastman Chemical Co., 2.700%, 01/15/2020	17,870	0.0
70,000		Freeport-McMoRan, Inc., 5.450%, 03/15/2043	53,638	0.0
80,000	(2)	Georgia-Pacific LLC, 2.539%, 11/15/2019	79,405	0.0
95,000	(2)	Georgia-Pacific LLC, 5.400%, 11/01/2020	98,444	0.1
37,000		Goldcorp, Inc., 3.700%, 03/15/2023	36,784	0.0
32,000		International Flavors & Fragrances, Inc., 3.400%, 09/25/2020	32,032	0.0

See Accompanying Notes to Financial Statements

7

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

105,000	(2)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	106,332	0.1
65,000		Teck Resources Ltd., 6.000%, 08/15/2040	60,775	0.0
			978,700	0.3

		Communications: 0.8%
47,000		21st Century Fox America, Inc., 3.000%, 09/15/2022	46,478	0.0
90,000		21st Century Fox America, Inc., 4.750%, 11/15/2046	98,116	0.1
80,000		Amazon.com, Inc., 4.050%, 08/22/2047	78,480	0.0
65,000		AMC Networks, Inc., 4.750%, 08/01/2025	59,150	0.0
13,000		AT&T, Inc., 4.125%, 02/17/2026	12,721	0.0
44,000		AT&T, Inc., 4.300%, 02/15/2030	41,698	0.0
114,000		AT&T, Inc., 4.550%, 03/09/2049	98,638	0.1
75,000		AT&T, Inc., 5.150%, 11/15/2046	70,033	0.0
95,000		AT&T, Inc., 5.450%, 03/01/2047	93,232	0.1
26,000		CBS Corp., 4.600%, 01/15/2045	23,209	0.0
40,000		CBS Corp., 5.500%, 05/15/2033	42,159	0.0
65,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	60,704	0.0
170,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	169,853	0.1
60,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	60,621	0.0
72,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	71,661	0.0
65,000		Comcast Corp., 3.300%, 10/01/2020	65,253	0.0
60,000		Comcast Corp., 3.450%, 10/01/2021	60,629	0.0
91,000		Comcast Corp., 3.900%, 03/01/2038	84,504	0.0
40,000		Comcast Corp., 4.000%, 03/01/2048	36,593	0.0
70,000	(2)	CommScope Technologies LLC, 5.000%, 03/15/2027	56,875	0.0
65,000		CSC Holdings LLC, 5.250%, 06/01/2024	59,719	0.0
120,000		Discovery Communications LLC, 2.950%, 03/20/2023	115,024	0.1
80,000		Discovery Communications LLC, 5.200%, 09/20/2047	74,230	0.0
80,000		DISH DBS Corp., 5.875%, 07/15/2022	73,900	0.0
30,000		Interpublic Group of Cos, Inc./The, 3.500%, 10/01/2020	30,044	0.0
40,000		Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	40,262	0.0
65,000		Level 3 Parent LLC, 5.750%, 12/01/2022	63,998	0.0
120,000	(2)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	121,800	0.1
107,000		NBCUniversal Media LLC, 5.150%, 04/30/2020	109,854	0.1
65,000	(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	57,688	0.0
50,000	(2)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	45,875	0.0
80,000		Telecom Italia Capital SA, 7.721%, 06/04/2038	79,850	0.0
200,000	(2)	Tencent Holdings Ltd., 2.985%, 01/19/2023	194,467	0.1
85,000		Time Warner Cable LLC, 5.875%, 11/15/2040	80,444	0.0
70,000		T-Mobile USA, Inc., 4.750%, 02/01/2028	63,613	0.0
60,000		Verizon Communications, Inc., 3.850%, 11/01/2042	52,154	0.0
80,000		Verizon Communications, Inc., 4.812%, 03/15/2039	78,953	0.0
50,000		Verizon Communications, Inc., 4.862%, 08/21/2046	49,389	0.0
54,000		Viacom, Inc., 4.375%, 03/15/2043	43,006	0.0
40,000		Viacom, Inc., 5.850%, 09/01/2043	39,266	0.0
			2,804,143	0.8

		Consumer, Cyclical: 0.8%
70,000	(2)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	64,575	0.0
65,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	55,900	0.0
25,844		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	25,391	0.0
31,769		American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	32,769	0.0

See Accompanying Notes to Financial Statements

8

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

89,950		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	85,019	0.0
46,188		American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/2030	45,606	0.0
51,566		American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	48,830	0.0
37,978		American Airlines 2017-2 Class B Pass Through Trust, 3.700%, 04/15/2027	36,770	0.0
70,000	(2)	BMW US Capital LLC, 3.400%, 08/13/2021	69,730	0.0
90,000	(2)	BMW US Capital LLC, 3.450%, 04/12/2023	89,393	0.1
16,992	(2)	British Airways 2018-1 Class A Pass Through Trust, 4.125%, 03/20/2033	16,818	0.0
60,000	(2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	51,750	0.0
18,232		Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	18,239	0.0
150,000	(2)	Daimler Finance North America LLC, 2.300%, 02/12/2021	146,387	0.1
45,000	(2)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	43,369	0.0
71,042		Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 07/02/2024	75,300	0.0
80,000		Delta Air Lines, Inc., 4.375%, 04/19/2028	76,854	0.0
80,000		DR Horton, Inc., 4.750%, 02/15/2023	81,102	0.0
30,000		Ford Motor Co., 5.291%, 12/08/2046	24,739	0.0
100,000		General Motors Co., 5.400%, 04/01/2048	85,554	0.1
50,000		General Motors Financial Co., Inc., 2.650%, 04/13/2020	49,236	0.0
33,000		General Motors Financial Co., Inc., 3.950%, 04/13/2024	31,375	0.0
48,000		General Motors Financial Co., Inc., 4.350%, 01/17/2027	44,277	0.0
65,000	(2)	Hilton Domestic Operating Co., Inc., 5.125%, 05/01/2026	62,563	0.0
75,000		Lennar Corp., 4.750%, 11/29/2027	67,969	0.0
91,000		Lowe's Cos, Inc., 3.700%, 04/15/2046	74,614	0.0
70,000		MGM Resorts International, 4.625%, 09/01/2026	63,175	0.0
100,000	(2)	Nissan Motor Acceptance Corp., 2.600%, 09/28/2022	95,281	0.1
60,000	(2)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	59,730	0.0
25,000		Nordstrom, Inc., 5.000%, 01/15/2044	21,647	0.0
20,000		O'Reilly Automotive, Inc., 3.600%, 09/01/2027	19,101	0.0
65,000	(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	61,425	0.0
33,000		Southwest Airlines Co., 3.450%, 11/16/2027	31,490	0.0
34,342		Spirit Airlines Pass Through Trust 2017-1AA, 3.375%, 08/15/2031	32,922	0.0
37,984		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	38,990	0.0
61,569		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	59,510	0.0
19,144		United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	18,732	0.0
165,749		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	152,696	0.1
27,431		United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	25,993	0.0
50,000		United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	49,191	0.0
18,063		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	18,895	0.0
115,274		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	118,932	0.1
90,000		Walmart, Inc., 2.350%, 12/15/2022	87,714	0.1
69,000		Walmart, Inc., 3.125%, 06/23/2021	69,512	0.0
53,000		Walmart, Inc., 3.400%, 06/26/2023	53,575	0.0
65,000	(2)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	60,775	0.0

See Accompanying Notes to Financial Statements

9

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

150,000	(2)	ZF North America Capital, Inc., 4.000%, 04/29/2020	149,347	0.1
			2,792,762	0.8

		Consumer, Non-cyclical: 1.3%
53,000		Abbott Laboratories, 2.800%, 09/15/2020	52,699	0.0
18,000		Abbott Laboratories, 3.750%, 11/30/2026	17,816	0.0
46,000		Abbott Laboratories, 4.750%, 11/30/2036	48,175	0.0
30,000		Abbott Laboratories, 4.900%, 11/30/2046	31,655	0.0
50,000		AbbVie, Inc., 2.900%, 11/06/2022	48,693	0.0
25,000		AbbVie, Inc., 3.375%, 11/14/2021	25,001	0.0
147,000		AbbVie, Inc., 4.450%, 05/14/2046	129,236	0.1
42,000		Aetna, Inc., 2.800%, 06/15/2023	39,981	0.0
30,000		Aetna, Inc., 4.500%, 05/15/2042	27,982	0.0
32,000		Altria Group, Inc., 4.250%, 08/09/2042	25,930	0.0
150,000		AmerisourceBergen Corp., 3.450%, 12/15/2027	140,072	0.1
60,000		Amgen, Inc., 2.125%, 05/01/2020	59,211	0.0
65,000	(2)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	60,701	0.0
140,000	(2)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	130,282	0.1
45,000		Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	39,063	0.0
91,000		Anthem, Inc., 5.100%, 01/15/2044	92,784	0.1
100,000		AstraZeneca PLC, 2.375%, 11/16/2020	98,266	0.1
80,000		BAT Capital Corp., 3.222%, 08/15/2024	73,770	0.0
90,000	(2)	BAT International Finance PLC, 2.750%, 06/15/2020	88,448	0.0
70,000		Becton Dickinson and Co., 2.894%, 06/06/2022	67,848	0.0
71,000		Becton Dickinson and Co., 3.700%, 06/06/2027	67,241	0.0
70,000	(2)	Brink's Co/The, 4.625%, 10/15/2027	64,066	0.0
60,000		Bunge Ltd. Finance Corp., 4.350%, 03/15/2024	59,017	0.0
25,000		Campbell Soup Co., 3.650%, 03/15/2023	24,402	0.0
76,000		Cardinal Health, Inc., 2.616%, 06/15/2022	73,270	0.0
103,000		Celgene Corp., 4.550%, 02/20/2048	89,716	0.0
60,000		Conagra Brands, Inc., 4.300%, 05/01/2024	59,704	0.0
130,000		CVS Health Corp., 3.125%, 03/09/2020	129,764	0.1
80,000		CVS Health Corp., 3.700%, 03/09/2023	79,215	0.0
90,000		CVS Health Corp., 4.100%, 03/25/2025	89,332	0.0
43,000		CVS Health Corp., 4.300%, 03/25/2028	42,184	0.0
99,000		CVS Health Corp., 5.050%, 03/25/2048	96,779	0.1
66,000		Ecolab, Inc., 4.350%, 12/08/2021	67,851	0.0
60,000		General Mills, Inc., 3.700%, 10/17/2023	59,711	0.0
90,000		General Mills, Inc., 4.000%, 04/17/2025	88,733	0.0
120,000		Gilead Sciences, Inc., 4.400%, 12/01/2021	123,881	0.1
290,000	(2)	Cigna Corp., 3.200%, 09/17/2020	288,875	0.1
30,000		HCA, Inc., 5.500%, 06/15/2047	28,500	0.0
35,000		HCA, Inc., 5.875%, 02/15/2026	34,912	0.0
18,000		Humana, Inc., 3.150%, 12/01/2022	17,649	0.0
65,000	(2)	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	62,319	0.0
30,000		Johnson & Johnson, 4.375%, 12/05/2033	32,139	0.0
70,000	(2)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	69,780	0.0
5,000	(2)	Keurig Dr Pepper, Inc., 4.417%, 05/25/2025	4,986	0.0
40,000		Kraft Heinz Foods Co., 4.375%, 06/01/2046	33,117	0.0
90,000	(2)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	90,455	0.1
52,000	(3)	Kroger Co/The, 4.650%, 01/15/2048	47,956	0.0
35,000		Kroger Co/The, 5.150%, 08/01/2043	33,626	0.0
45,000		Medtronic, Inc., 4.375%, 03/15/2035	46,200	0.0
41,000		Medtronic, Inc., 4.625%, 03/15/2045	43,144	0.0
40,000		Mylan NV, 3.750%, 12/15/2020	39,992	0.0
35,000		Mylan NV, 3.950%, 06/15/2026	32,016	0.0
37,000		PepsiCo, Inc., 4.450%, 04/14/2046	38,787	0.0
60,000		Pfizer, Inc., 3.200%, 09/15/2023	60,271	0.0
37,000		Philip Morris International, Inc., 3.875%, 08/21/2042	31,941	0.0
70,000	(2)	Post Holdings, Inc., 5.000%, 08/15/2026	64,050	0.0
81,000		Reynolds American, Inc., 5.850%, 08/15/2045	75,582	0.0

See Accompanying Notes to Financial Statements

10

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

90,000		Stryker Corp., 2.625%, 03/15/2021	88,930	0.0
200,000	(2)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	202,853	0.1
35,000		Teleflex, Inc., 4.625%, 11/15/2027	32,594	0.0
75,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/2023	64,656	0.0
60,000		Thermo Fisher Scientific, Inc., 3.150%, 01/15/2023	58,852	0.0
150,000		Unilever Capital Corp., 3.000%, 03/07/2022	148,956	0.1
210,000		Unilever Capital Corp., 3.250%, 03/07/2024	208,800	0.1
30,000		United Rentals North America, Inc., 4.875%, 01/15/2028	26,400	0.0
39,000		UnitedHealth Group, Inc., 2.700%, 07/15/2020	38,863	0.0
84,000		UnitedHealth Group, Inc., 4.200%, 01/15/2047	83,791	0.0
			4,643,471	1.3

		Energy: 1.1%
20,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/2025	20,383	0.0
40,000		Apache Corp., 4.250%, 01/15/2044	32,360	0.0
85,000		Apache Corp., 5.250%, 02/01/2042	78,883	0.0
137,000		BP Capital Markets America, Inc., 3.224%, 04/14/2024	134,219	0.1
41,000		Cenovus Energy, Inc., 3.800%, 09/15/2023	39,592	0.0
32,000		Cenovus Energy, Inc., 5.400%, 06/15/2047	27,749	0.0
16,000		Cimarex Energy Co., 3.900%, 05/15/2027	14,881	0.0
90,000		Cimarex Energy Co., 4.375%, 06/01/2024	89,599	0.0
57,000		Continental Resources, Inc./OK, 3.800%, 06/01/2024	54,021	0.0
90,000		Continental Resources, Inc./OK, 4.375%, 01/15/2028	84,872	0.0
200,000		Empresa Nacional del Petroleo, 3.750%, 08/05/2026	187,191	0.1
114,000		Enbridge Energy Partners L.P., 9.875%, 03/01/2019	115,175	0.1
141,000		Energy Transfer Operating L.P., 5.300%, 04/15/2047	124,848	0.1
53,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	53,074	0.0
50,000		Enterprise Products Operating LLC, 3.500%, 02/01/2022	50,167	0.0
43,000		Enterprise Products Operating LLC, 3.750%, 02/15/2025	42,622	0.0
100,000	(5)	Enterprise Products Operating LLC, 4.875%, 08/16/2077	83,144	0.0
3,000	(5)	Enterprise Products Operating LLC, 5.375%, 02/15/2078	2,493	0.0
109,000		EOG Resources, Inc., 2.625%, 03/15/2023	104,813	0.1
69,000		Exxon Mobil Corp., 2.726%, 03/01/2023	67,889	0.0
102,000		Halliburton Co., 3.500%, 08/01/2023	101,347	0.0
30,000	(2)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	29,175	0.0
50,000	(2),(3)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	32,500	0.0
200,000	(2)	KazMunayGas National Co. JSC, 4.750%, 04/24/2025	198,750	0.1
29,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	28,917	0.0
69,000		Kinder Morgan Energy Partners L.P., 4.300%, 05/01/2024	69,081	0.0
87,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	83,542	0.0
41,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	40,794	0.0
42,000		Marathon Petroleum Corp., 5.000%, 09/15/2054	38,349	0.0
60,000		Murphy Oil Corp., 5.750%, 08/15/2025	56,219	0.0
14,000		Noble Energy, Inc., 3.850%, 01/15/2028	12,699	0.0
95,000		Occidental Petroleum Corp., 3.500%, 06/15/2025	94,124	0.0
80,000		ONEOK Partners L.P., 3.375%, 10/01/2022	78,613	0.0
42,000		ONEOK, Inc., 6.000%, 06/15/2035	42,027	0.0
200,000	(2)	Petroleos del Peru SA, 4.750%, 06/19/2032	192,500	0.1
125,000		Petroleos Mexicanos, 4.500%, 01/23/2026	108,063	0.1
200,000		Petroleos Mexicanos, 6.500%, 03/13/2027	188,500	0.1
70,000		Phillips 66 Partners L.P., 3.550%, 10/01/2026	65,570	0.0
75,000	(2)	Schlumberger Investment SA, 2.400%, 08/01/2022	72,049	0.0

See Accompanying Notes to Financial Statements

11

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

22,000	(2)	Schlumberger Norge AS, 4.200%, 01/15/2021	22,332	0.0
24,000	(2)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	24,303	0.0
125,000		Shell International Finance BV, 3.250%, 05/11/2025	123,415	0.1
49,000		Shell International Finance BV, 4.000%, 05/10/2046	47,502	0.0
35,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/2025	32,375	0.0
70,000		Sunoco Logistics Partners Operations L.P., 4.000%, 10/01/2027	64,335	0.0
26,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	25,252	0.0
48,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/2045	42,676	0.0
60,000	(2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	57,900	0.0
70,000		Total Capital Canada Ltd., 2.750%, 07/15/2023	68,497	0.0
57,000		Western Gas Partners L.P., 4.000%, 07/01/2022	56,555	0.0
40,000		Western Gas Partners L.P., 5.375%, 06/01/2021	41,219	0.0
106,000		Williams Partners L.P., 3.600%, 03/15/2022	104,147	0.1
7,000		Williams Partners L.P., 3.750%, 06/15/2027	6,649	0.0
25,000		Williams Partners L.P., 4.000%, 09/15/2025	24,185	0.0
55,000		Williams Partners L.P., 4.500%, 11/15/2023	55,343	0.0
80,000		Williams Partners L.P., 5.400%, 03/04/2044	76,597	0.0
			3,814,076	1.1

		Financial: 2.6%
80,000		American International Group, Inc., 3.375%, 08/15/2020	80,198	0.0
27,000		American International Group, Inc., 4.500%, 07/16/2044	24,196	0.0
43,000		American International Group, Inc., 6.400%, 12/15/2020	45,424	0.0
65,000		Air Lease Corp., 3.500%, 01/15/2022	64,009	0.0
120,000		American Express Co., 3.700%, 08/03/2023	120,463	0.0
35,000		Aon PLC, 4.750%, 05/15/2045	34,516	0.0
37,000		Arch Capital Finance LLC, 5.031%, 12/15/2046	38,835	0.0
58,000		Arch Capital Group Ltd., 7.350%, 05/01/2034	74,353	0.0
65,000		Assurant, Inc., 4.900%, 03/27/2028	65,478	0.0
250,000		Australia & New Zealand Banking Group Ltd/New York NY, 2.250%, 11/09/2020	246,078	0.1
153,000	(5)	Bank of America Corp., 3.419%, 12/20/2028	143,173	0.1
175,000	(5)	Bank of America Corp., 3.499%, 05/17/2022	175,079	0.1
60,000	(5)	Bank of America Corp., 3.593%, 07/21/2028	56,993	0.0
20,000		Bank of America Corp., 3.950%, 04/21/2025	19,403	0.0
79,000		Bank of America Corp., 4.125%, 01/22/2024	80,126	0.0
134,000		Bank of America Corp., 4.183%, 11/25/2027	129,106	0.0
70,000		Bank of America Corp., 4.250%, 10/22/2026	68,184	0.0
77,000	(5)	Bank of America Corp., 4.271%, 07/23/2029	76,775	0.0
95,000		Bank of Montreal, 3.100%, 07/13/2020	94,954	0.0
70,000		Bank of Nova Scotia/The, 2.450%, 03/22/2021	68,820	0.0
80,000	(2)	Barclays Bank PLC, 10.179%, 06/12/2021	89,978	0.0
200,000	(2)	BNP Paribas SA, 3.500%, 03/01/2023	194,077	0.1
206,000	(2)	BPCE SA, 5.700%, 10/22/2023	213,685	0.1
141,000		Charles Schwab Corp./The, 3.550%, 02/01/2024	141,120	0.1
250,000		Citibank NA, 3.400%, 07/23/2021	250,396	0.1
45,000		Citigroup, Inc., 5.500%, 09/13/2025	47,309	0.0
3,000		CME Group, Inc., 4.150%, 06/15/2048	3,051	0.0
260,000		Cooperatieve Rabobank UA, 4.375%, 08/04/2025	255,836	0.1
200,000		Corp Financiera de Desarrollo SA, 4.750%, 07/15/2025	199,250	0.1
250,000	(2)	Credit Agricole SA/London, 2.375%, 07/01/2021	243,092	0.1
77,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/2022	76,500	0.0
200,000	(2)	Danske Bank A/S, 2.800%, 03/10/2021	195,491	0.1
65,000	(2)	ESH Hospitality, Inc., 5.250%, 05/01/2025	60,612	0.0
50,000		Essex Portfolio L.P., 3.250%, 05/01/2023	48,968	0.0

See Accompanying Notes to Financial Statements

12

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

90,000	(2)	Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	86,689	0.0
205,000	(2),(3)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	201,223	0.1
250,000		First Tennessee Bank NA, 2.950%, 12/01/2019	248,121	0.1
55,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	53,595	0.0
35,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	33,561	0.0
46,000		Goldman Sachs Group, Inc., 5.150%, 05/22/2045	42,954	0.0
17,000		Goldman Sachs Group, Inc., 6.750%, 10/01/2037	19,249	0.0
81,000	(2)	Guardian Life Insurance Co. of America/The, 4.850%, 01/24/2077	80,076	0.0
200,000		HSBC Holdings PLC, 3.400%, 03/08/2021	199,470	0.1
210,000	(5)	HSBC Holdings PLC, 4.583%, 06/19/2029	208,521	0.1
81,000		JPMorgan Chase & Co., 2.550%, 10/29/2020	80,105	0.0
33,000	(5)	JPMorgan Chase & Co., 3.509%, 01/23/2029	31,291	0.0
87,000	(5)	JPMorgan Chase & Co., 3.514%, 06/18/2022	87,224	0.0
140,000	(5)	JPMorgan Chase & Co., 3.559%, 04/23/2024	139,015	0.0
70,000	(5)	JPMorgan Chase & Co., 3.797%, 07/23/2024	70,166	0.0
80,000		JPMorgan Chase & Co., 3.875%, 09/10/2024	78,927	0.0
200,000	(5)	JPMorgan Chase & Co., 4.032%, 07/24/2048	179,683	0.1
49,000		Kite Realty Group L.P., 4.000%, 10/01/2026	44,907	0.0
200,000	(5)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	189,281	0.1
180,000	(2),(5)	Macquarie Group Ltd, 3.189%, 11/28/2023	173,323	0.1
200,000		Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	200,478	0.1
200,000	(5)	Mizuho Financial Group, Inc., 3.922%, 09/11/2024	202,231	0.1
121,000		Morgan Stanley, 2.750%, 05/19/2022	117,769	0.0
53,000		Morgan Stanley, 3.950%, 04/23/2027	50,082	0.0
100,000		Morgan Stanley, 4.000%, 07/23/2025	98,784	0.0
40,000	(5)	Morgan Stanley, 4.457%, 04/22/2039	38,845	0.0
70,000		Morgan Stanley, 5.500%, 07/28/2021	73,347	0.0
150,000		ORIX Corp., 3.250%, 12/04/2024	145,449	0.1
30,000		Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	30,265	0.0
70,000	(2)	Quicken Loans, Inc., 5.250%, 01/15/2028	62,212	0.0
70,000		Royal Bank of Canada, 3.068%, (US0003M + 0.660%), 10/05/2023	68,939	0.0
85,000		Royal Bank of Canada, 3.700%, 10/05/2023	85,391	0.0
79,000		Santander UK PLC, 2.375%, 03/16/2020	78,141	0.0
86,000		Senior Housing Properties Trust, 3.250%, 05/01/2019	85,577	0.0
200,000	(2)	Societe Generale SA, 2.625%, 09/16/2020	197,621	0.1
400,000	(2),(5)	Standard Chartered PLC, 3.885%, 03/15/2024	387,545	0.1
46,000		Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	44,868	0.0
8,000		Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/2026	7,516	0.0
110,000	(2)	Suncorp-Metway Ltd, 2.375%, 11/09/2020	107,822	0.0
122,000	(5)	SunTrust Bank/Atlanta GA, 3.689%, 08/02/2024	121,585	0.0
80,000		Toronto-Dominion Bank/The, 1.900%, 10/24/2019	79,323	0.0
95,000		Toronto-Dominion Bank/The, 3.150%, 09/17/2020	95,228	0.0
185,000		Toronto-Dominion Bank/The, 3.500%, 07/19/2023	186,379	0.1
34,000	(5)	Toronto-Dominion Bank, 3.625%, 09/15/2031	32,160	0.0
200,000	(2)	UBS AG/London, 2.450%, 12/01/2020	196,391	0.1
48,000		Wells Fargo & Co., 4.750%, 12/07/2046	46,384	0.0
250,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	251,568	0.1
48,000		Willis North America, Inc., 3.600%, 05/15/2024	46,918	0.0
43,000		XLIT Ltd., 5.500%, 03/31/2045	44,676	0.0
			9,156,403	2.6

		Industrial: 0.5%
65,000		AECOM, 5.125%, 03/15/2027	55,900	0.0
39,000		Amphenol Corp., 3.200%, 04/01/2024	37,858	0.0
60,000	(5)	BNSF Funding Trust I, 6.613%, 12/15/2055	64,800	0.0
56,000		Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	62,918	0.0

See Accompanying Notes to Financial Statements

13

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

90,000		Caterpillar Financial Services Corp., 3.150%, 09/07/2021	90,268	0.0
40,000		CSX Corp., 4.650%, 03/01/2068	36,362	0.0
75,000		FedEx Corp., 4.050%, 02/15/2048	63,161	0.0
19,000		FedEx Corp., 4.400%, 01/15/2047	17,158	0.0
57,000		General Electric Co., 4.500%, 03/11/2044	46,706	0.0
263,000	(5)	General Electric Co., 5.000%, 12/31/2199	201,524	0.1
110,000		Illinois Tool Works, Inc., 3.375%, 09/15/2021	111,024	0.1
74,000		John Deere Capital Corp., 3.125%, 09/10/2021	74,161	0.0
70,000		Norfolk Southern Corp., 3.650%, 08/01/2025	70,497	0.0
7,000		Northrop Grumman Corp., 2.930%, 01/15/2025	6,654	0.0
70,000	(2)	Novelis Corp., 5.875%, 09/30/2026	62,125	0.0
25,000	(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	25,156	0.0
85,000		Packaging Corp. of America, 2.450%, 12/15/2020	83,480	0.0
56,000		Rockwell Collins, Inc., 3.200%, 03/15/2024	53,989	0.0
71,000		Roper Technologies, Inc., 3.650%, 09/15/2023	71,123	0.0
60,000		Ryder System, Inc., 3.500%, 06/01/2021	60,106	0.0
70,000	(2)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	61,425	0.0
115,000		Stanley Black & Decker, Inc., 2.900%, 11/01/2022	113,036	0.1
70,000		United Parcel Service, Inc., 2.050%, 04/01/2021	68,797	0.0
50,000		United Parcel Service, Inc., 2.500%, 04/01/2023	48,670	0.0
100,000		United Parcel Service, Inc., 2.800%, 11/15/2024	95,966	0.1
100,000		United Technologies Corp., 3.650%, 08/16/2023	99,707	0.1
			1,782,571	0.5

		Technology: 0.5%
40,000		Analog Devices, Inc., 3.500%, 12/05/2026	38,370	0.0
60,000		Apple, Inc., 2.000%, 11/13/2020	59,214	0.0
100,000		Apple, Inc., 2.400%, 01/13/2023	97,091	0.0
90,000		Apple, Inc., 3.750%, 09/12/2047	83,000	0.0
25,000		Apple, Inc., 3.750%, 11/13/2047	23,189	0.0
100,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/2020	98,765	0.1
49,000	(2)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	48,978	0.0
182,000	(2)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	185,375	0.1
90,000	(2)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	90,579	0.0
90,000		Electronic Arts, Inc., 3.700%, 03/01/2021	90,678	0.0
60,000	(2)	First Data Corp., 5.750%, 01/15/2024	58,820	0.0
45,000		HP, Inc., 4.050%, 09/15/2022	45,664	0.0
110,000		HP, Inc., 4.300%, 06/01/2021	111,886	0.1
100,000		IBM Credit LLC, 3.000%, 02/06/2023	98,134	0.1
46,000		KLA-Tencor Corp., 4.125%, 11/01/2021	46,769	0.0
80,000		Microsoft Corp., 3.700%, 08/08/2046	77,211	0.0
89,000		Microsoft Corp., 4.250%, 02/06/2047	93,797	0.0
73,000	(2)	NXP BV / NXP Funding LLC, 4.875%, 03/01/2024	73,412	0.0
106,000		Oracle Corp., 3.850%, 07/15/2036	100,414	0.1
80,000		Oracle Corp., 4.000%, 11/15/2047	74,740	0.0
35,000		Oracle Corp., 4.300%, 07/08/2034	35,225	0.0
65,000		Western Digital Corp., 4.750%, 02/15/2026	56,631	0.0
			1,687,942	0.5

		Utilities: 0.8%
60,000	(3)	Alabama Power Co., 3.375%, 10/01/2020	60,033	0.0
35,000		Alabama Power Co., 5.700%, 02/15/2033	40,746	0.0
36,000		Ameren Corp., 2.700%, 11/15/2020	35,528	0.0
75,000	(2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	80,506	0.0
85,000	(2)	American Transmission Systems, Inc., 5.250%, 01/15/2022	89,381	0.1
29,000		Baltimore Gas & Electric Co., 3.350%, 07/01/2023	29,046	0.0
40,000		Black Hills Corp., 4.250%, 11/30/2023	40,392	0.0
70,000	(2)	Calpine Corp., 5.250%, 06/01/2026	64,137	0.0
50,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	45,653	0.0

See Accompanying Notes to Financial Statements

14

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

39,000	(2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	37,248	0.0
110,000		Commonwealth Edison Co., 3.750%, 08/15/2047	101,249	0.1
34,000		Consolidated Edison Co. of New York, Inc., 4.000%, 11/15/2057	30,151	0.0
42,000	(3)	Duke Energy Carolinas LLC, 2.950%, 12/01/2026	40,273	0.0
40,000		Duke Energy Carolinas LLC, 3.700%, 12/01/2047	36,479	0.0
59,000		Duke Energy Carolinas LLC, 3.875%, 03/15/2046	55,543	0.0
50,000		Duke Energy Florida LLC, 4.200%, 07/15/2048	49,984	0.0
80,000		Entergy Gulf States Louisiana LLC, 3.950%, 10/01/2020	80,850	0.0
84,000		Exelon Corp., 3.497%, 06/01/2022	82,146	0.0
80,000		FirstEnergy Corp., 2.850%, 07/15/2022	78,031	0.0
118,000		FirstEnergy Corp., 4.250%, 03/15/2023	119,990	0.1
30,000		Georgia Power Co., 2.000%, 03/30/2020	29,515	0.0
33,000		Georgia Power Co., 5.750%, 04/15/2023	36,087	0.0
80,000		Interstate Power & Light Co., 3.250%, 12/01/2024	78,061	0.0
25,000		IPALCO Enterprises, Inc., 3.450%, 07/15/2020	24,983	0.0
97,000	(2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	97,884	0.1
50,000		LG&E & KU Energy LLC, 3.750%, 11/15/2020	50,203	0.0
50,000		Mississippi Power Co., 3.950%, 03/30/2028	49,467	0.0
60,000		Mississippi Power Co., 4.250%, 03/15/2042	55,659	0.0
20,000		Mississippi Power Co., 4.750%, 10/15/2041	19,275	0.0
26,000		Nevada Power Co., 7.125%, 03/15/2019	26,218	0.0
105,000		NextEra Energy Capital Holdings, Inc., 3.342%, 09/01/2020	105,232	0.1
27,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/2023	26,993	0.0
50,000	(2)	Niagara Mohawk Power Corp., 4.278%, 12/15/2028	51,803	0.0
70,000		NiSource, Inc., 5.950%, 06/15/2041	77,898	0.0
100,000	Pacific Gas & Electric Co., 3.300%, 12/01/2027	82,152	0.0
28,000	Pacific Gas & Electric Co., 5.800%, 03/01/2037	26,115	0.0
18,000	Pacific Gas & Electric Co., 6.050%, 03/01/2034	16,778	0.0
10,000	Pennsylvania Electric Co., 5.200%, 04/01/2020	10,252	0.0
200,000	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	185,538	0.1
108,000	Public Service Electric & Gas Co., 3.250%, 09/01/2023	108,593	0.1
45,000	San Diego Gas & Electric Co., 3.000%, 08/15/2021	44,828	0.0
146,000	Sempra Energy, 3.800%, 02/01/2038	125,887	0.1
5,000	Southern California Edison Co., 2.400%, 02/01/2022	4,825	0.0
31,000	Southern California Edison Co., 3.500%, 10/01/2023	30,924	0.0
15,000	Southern California Edison Co., 3.875%, 06/01/2021	15,129	0.0
66,000	Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	62,047	0.0
50,000	Southern Co. Gas Capital Corp., 5.875%, 03/15/2041	56,752	0.0
60,000	Tampa Electric Co., 5.400%, 05/15/2021	62,953	0.0
		2,759,417	0.8

	Total Corporate Bonds/Notes
	(Cost $31,492,076)	30,419,485	8.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.2%
90,601	Alternative Loan Trust 2004-J7 MI, 3.335%, (US0001M + 1.020%), 10/25/2034	89,019	0.0
87,752	Alternative Loan Trust 2005-10CB 1A1, 3.006%, (US0001M + 0.500%), 05/25/2035	76,695	0.0
70,681	Alternative Loan Trust 2005-51 3A2A, 3.447%, (12MTA + 1.290%), 11/20/2035	68,343	0.0
74,459	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	68,363	0.0
141,502	Alternative Loan Trust 2005-J2 1A12, 2.906%, (US0001M + 0.400%), 04/25/2035	122,829	0.1
22,969	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	17,608	0.0

See Accompanying Notes to Financial Statements

15

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

131,669		Alternative Loan Trust 2006-19CB A12, 2.906%, (US0001M + 0.400%), 08/25/2036	91,539	0.0
108,813		Alternative Loan Trust 2006-HY11 A1, 2.626%, (US0001M + 0.120%), 06/25/2036	101,162	0.0
36,365		Alternative Loan Trust 2007-23CB A3, 3.006%, (US0001M + 0.500%), 09/25/2037	23,017	0.0
177,130		Alternative Loan Trust 2007-2CB 2A1, 3.106%, (US0001M + 0.600%), 03/25/2037	117,387	0.0
54,166	(5)	Bear Stearns ALT-A Trust 2005-7 21A1, 4.406%, 09/25/2035	50,732	0.0
92,354		Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 2.696%, (US0001M + 0.190%), 01/25/2037	88,655	0.0
9,128	(2)	Bellemeade Re Ltd. 2015-1A M2, 6.806%, (US0001M + 4.300%), 07/25/2025	9,183	0.0
124,167	(5)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 4.134%, 03/25/2036	118,271	0.0
69,008	(5)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.238%, 09/25/2037	66,343	0.0
100,000	(2),(5)	COLT 2018-1 M1 Mortgage Loan Trust, 3.661%, 02/25/2048	99,401	0.0
200,000	(2),(5)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	200,386	0.1
47,563		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.750%, (US0001M + 0.280%), 08/19/2045	41,232	0.0
872,289		Fannie Mae 2011-113 CL, 4.000%, 11/25/2041	906,235	0.3
372,542		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	407,529	0.1
250,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 6.156%, (US0001M + 3.650%), 09/25/2029	265,752	0.1
200,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.506%, (US0001M + 3.000%), 10/25/2029	207,160	0.1
250,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.706%, (US0001M + 2.200%), 01/25/2030	250,762	0.1
100,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.906%, (US0001M + 2.400%), 05/25/2030	100,862	0.0
200,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 5.006%, (US0001M + 2.500%), 05/25/2030	199,890	0.1
300,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.756%, (US0001M + 2.250%), 07/25/2030	293,548	0.1
120,662		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	129,806	0.1
360,039		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	376,218	0.1
325,408	(5)	Fannie Mae REMIC Trust 2009-50 HZ, 5.553%, 02/25/2049	346,895	0.1
200,805		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	218,410	0.1
299,290		Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/2040	326,552	0.1
162,318		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	175,712	0.1
475,580		Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	464,771	0.1
211,988		Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	213,880	0.1
20,547		First Horizon Alternative Mortgage Securities Trust 2006-FA4 1A1, 6.000%, 08/25/2036	16,323	0.0
66,152		First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 2.806%, (US0001M + 0.300%), 12/25/2036	40,236	0.0
66,152	(6)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 4.194%, (-1.000*US0001M + 6.700%), 12/25/2036	16,099	0.0
98,256	(2),(5)	Flagstar Mortgage Trust 2018-1 B2, 4.057%, 03/25/2048	99,190	0.0
98,256	(2),(5)	Flagstar Mortgage Trust 2018-1 B3, 4.057%, 03/25/2048	97,149	0.0
790,868		Freddie Mac 326 350, 3.500%, 03/15/2044	804,316	0.2
221,909		Freddie Mac 4634 ZM, 5.000%, 11/15/2056	264,488	0.1
122,913		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	131,638	0.1

See Accompanying Notes to Financial Statements

16

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

151,760		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	164,997	0.1
94,555		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	102,761	0.0
26,053		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	28,760	0.0
67,795		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	71,648	0.0
204,106		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	220,109	0.1
84,638		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	92,946	0.0
75,228	(5)	Freddie Mac REMIC Trust 3524 LA, 5.478%, 03/15/2033	79,996	0.0
83,325		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	91,096	0.0
58,799		Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	62,811	0.0
18,794		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	19,932	0.0
323,814		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	319,548	0.1
485,856		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	513,156	0.2
485,856		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	514,598	0.2
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.206%, (US0001M + 4.700%), 04/25/2028	115,523	0.0
350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 5.156%, (US0001M + 2.650%), 12/25/2029	354,885	0.1
200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.856%, (US0001M + 2.350%), 04/25/2030	198,828	0.1
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.806%, (US0001M + 2.300%), 09/25/2030	97,762	0.0
537,982		Freddie Mac REMICS 4495 PA, 3.500%, 09/15/2043	547,412	0.2
44,821		Freddie Mac REMICS 4678 AB, 4.000%, 06/15/2044	46,071	0.0
934,122		Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	880,376	0.3
73,195		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	77,872	0.0
344,099		Ginnie Mae Series 2010-164 JZ, 4.000%, 12/20/2040	358,986	0.1
32,572		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	35,500	0.0
72,495		HomeBanc Mortgage Trust 2004-1 2A, 3.366%, (US0001M + 0.860%), 08/25/2029	69,213	0.0
50,576		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.716%, (US0001M + 0.210%), 04/25/2046	46,024	0.0
193,664	(2),(5)	JP Morgan Mortgage Trust 2017-3 B1, 3.865%, 08/25/2047	190,386	0.1
98,060	(2),(5)	JP Morgan Mortgage Trust 2017-6 B3, 3.849%, 12/25/2048	89,362	0.0
37,856		Lehman XS Trust Series 2005-5N 1A2, 2.866%, (US0001M + 0.360%), 11/25/2035	35,474	0.0
56,633		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	45,742	0.0
23,025		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	20,820	0.0
83,600	(2),(5)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	84,217	0.0
98,439	(2),(5)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.502%, 02/25/2048	103,198	0.0
300,000	(2),(5)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	311,911	0.1
200,000	(2),(5)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	201,977	0.1
40,043	(5)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.319%, 10/25/2036	36,923	0.0
105,879		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 3.016%, (US0001M + 0.510%), 08/25/2045	106,225	0.0
55,537		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.996%, (US0001M + 0.490%), 10/25/2045	55,300	0.0
46,555	(5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.877%, 08/25/2046	44,062	0.0

See Accompanying Notes to Financial Statements

17

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

12,038	(5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.645%, 12/25/2036	11,796	0.0
53,840	(5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.161%, 04/25/2037	48,789	0.0
99,575	(5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.546%, 07/25/2037	88,947	0.0
211,792		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.117%, (12MTA + 0.960%), 08/25/2046	156,255	0.1
31,495		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.936%, (US0001M + 0.430%), 06/25/2037	26,044	0.0
38,444	(5)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.209%, 04/25/2036	37,532	0.0
43,527	(5)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.773%, 12/28/2037	42,624	0.0

	Total Collateralized Mortgage Obligations
	(Cost $14,615,594)		14,651,980	4.2

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.5%
70,000	(2)	Bancorp Commercial Mortgage 2018 CRE4 D Trust, 4.555%, (US0001M + 2.100%), 09/15/2035	68,544	0.0
210,000		BANK 2017-BNK8 A4, 3.488%, 11/15/2050	208,389	0.1
100,000	(5)	BANK 2017-BNK8 B, 3.931%, 11/15/2050	99,655	0.0
3,000,000	(5),(6)	BANK 2017-BNK8 XB, 0.176%, 11/15/2050	42,045	0.0
2,180,000	(2),(5),(6)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	82,557	0.0
100,000	(2)	BDS 2018-FL2 D, 5.005%, (US0001M + 2.550%), 08/15/2035	96,483	0.0
210,000	(2),(5)	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F, 5.677%, 11/11/2041	211,116	0.1
2,120,000	(5),(6)	Benchmark 2018-B8 XA Mortgage Trust, 0.669%, 01/15/2052	109,224	0.1
80,000	(5)	CCUBS Commercial Mortgage Trust 2017-C1 C, 4.394%, 11/15/2050	77,707	0.0
823,294	(5),(6)	CD 2017-CD4 Mortgage Trust XA, 1.320%, 05/10/2050	63,744	0.0
5,376,865	(5),(6)	CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.753%, 12/10/2054	254,143	0.1
100,000	(5)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.134%, 11/10/2046	104,751	0.1
70,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/2049	66,879	0.0
983,201	(5),(6)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.995%, 07/10/2049	103,962	0.1
1,331,705	(5),(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.119%, 10/12/2050	91,564	0.0
80,000	(5)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.271%, 09/15/2050	77,918	0.0
994,593	(5),(6)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.927%, 09/15/2050	61,382	0.0
1,478,193	(5),(6)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.603%, 06/10/2051	74,508	0.0
855,413	(5),(6)	COMM 2012-CR4 XA, 1.785%, 10/15/2045	45,752	0.0
2,380,000	(2),(5),(6)	COMM 2012-CR4 XB, 0.594%, 10/15/2045	51,420	0.0
3,296,303	(5),(6)	COMM 2013-CCRE13 XA, 0.803%, 11/10/2046	110,123	0.1
20,000	(5)	COMM 2016-COR1 C, 4.392%, 10/10/2049	19,696	0.0
1,600,152	(5),(6)	COMM 2016-CR28 XA, 0.653%, 02/10/2049	56,649	0.0
756,159	(5),(6)	COMM 2017-COR2 XA, 1.179%, 09/10/2050	60,061	0.0
400,000	(2)	CSWF 2018-TOP E, 4.705%, (US0001M + 2.250%), 08/15/2035	389,116	0.1
100,000	(2)	CSWF 2018-TOP F, 5.205%, (US0001M + 2.750%), 08/15/2035	97,571	0.0
110,000	(2),(5)	DBUBS 2011-LC1A E, 5.698%, 11/10/2046	113,154	0.1
130,000	(2),(5)	DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/2034	113,843	0.1
110,000	(2),(5)	DBJPM 16-C3 Mortgage Trust, 3.493%, 08/10/2049	95,331	0.0
1,586	(5),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X1, 1.149%, 04/25/2021	36	0.0
1,465	(5),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X1, 1.409%, 05/25/2022	58	0.0
682,318	(5),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.492%, 03/25/2019	1,959	0.0

See Accompanying Notes to Financial Statements

18

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

849,680	(5),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.668%, 07/25/2019	3,628	0.0
1,005,533	(5),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.329%, 11/25/2019	6,767	0.0
14,908,009	(2),(6)	FREMF Mortgage Trust 2012-K709 X2A, 0.200%, 04/25/2045	5,659	0.0
220,000	(2)	GPT 2018-GPP D Mortgage Trust, 4.305%, (US0001M + 1.850%), 06/15/2035	219,610	0.1
100,000	(2)	GS Mortgage Securities Corp. II 2018-RIVR F, 4.555%, (US0001M + 2.100%), 07/15/2035	96,868	0.0
100,000	(2),(5)	GS Mortgage Securities Trust 2010-C2 D, 5.181%, 12/10/2043	101,142	0.1
100,000	(2),(5)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	93,034	0.0
1,350,181	(5),(6)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.210%, 05/10/2045	54,027	0.0
2,322,504	(5),(6)	GS Mortgage Securities Trust 2013-GCJ14 XA, 0.610%, 08/10/2046	56,450	0.0
1,210,077	(5),(6)	GS Mortgage Securities Trust 2014-GC22 XA, 0.990%, 06/10/2047	44,871	0.0
1,929,035	(5),(6)	GS Mortgage Securities Trust 2016-GS4 XA, 0.589%, 11/10/2049	59,739	0.0
856,631	(5),(6)	GS Mortgage Securities Trust 2017-GS6 XA, 1.048%, 05/10/2050	60,675	0.0
2,672	(2),(5)	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.762%, 05/15/2041	2,665	0.0
1,050,000	(2),(5),(6)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.327%, 12/15/2047	13,182	0.0
100,000	(2),(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	97,186	0.0
2,111,947	(5),(6)	JPMBB Commercial Mortgage Securities Trust 2013-C12 XA, 0.516%, 07/15/2045	38,533	0.0
100,000	(2),(5)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.199%, 11/15/2045	99,341	0.0
50,000	(5)	JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.891%, 01/15/2047	50,577	0.0
891,246	(5),(6)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.118%, 04/15/2047	14,293	0.0
100,000	(2),(5)	JPMBB Commercial Mortgage Securities Trust 2014-C24 D, 3.890%, 11/15/2047	85,940	0.0
934,657	(5),(6)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XA, 1.088%, 01/15/2048	36,464	0.0
523,399	(2),(5),(6)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.731%, 11/15/2038	582	0.0
2,385,900	(5),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.101%, 12/15/2047	87,744	0.0
100,000	(2),(5)	Morgan Stanley Capital I Trust 2011-C1 E, 5.375%, 09/15/2047	103,484	0.1
3,980	(2)	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/2049	3,945	0.0
79,463	(2)	SLIDE 2018-FUN D, 4.305%, (US0001M + 1.850%), 06/15/2031	78,814	0.0
100,000	(2)	TPG Real Estate Finance 2018-FL-1 C Issuer Ltd., 4.355%, (US0001M + 1.900%), 02/15/2035	97,967	0.0
1,294	(5),(6)	Wells Fargo Commercial Mortgage Trust 2016-NXS5 XA, 1.529%, 01/15/2059	91	0.0
100,000	(5)	Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.334%, 10/15/2050	97,112	0.0
1,682,092	(2),(5),(6)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.836%, 08/15/2045	87,645	0.0
3,424	(2),(5),(6)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.276%, 03/15/2048	144	0.0
240,000	(2),(5)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.979%, 06/15/2046	218,386	0.1
1,339,738	(5),(6)	WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.749%, 09/15/2046	35,115	0.0

See Accompanying Notes to Financial Statements

19

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

180,000	(5)	WFRBS Commercial Mortgage Trust 2014-LC14 AS, 4.351%, 03/15/2047	183,079	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $5,454,935)		5,284,099	1.5

FOREIGN GOVERNMENT BONDS: 0.4%
375,000		Argentine Republic Government International Bond, 6.875%, 04/22/2021	340,223	0.1
200,000	(3)	Brazilian Government International Bond, 4.625%, 01/13/2028	192,652	0.1
200,000		Colombia Government International Bond, 2.625%, 03/15/2023	188,175	0.1
100,000	(2)	Dominican Republic International Bond, 5.500%, 01/27/2025	99,375	0.0
100,000		Indonesia Government International Bond, 8.500%, 10/12/2035	134,680	0.0
41,000		Lebanon Government International Bond, 6.000%, 01/27/2023	34,769	0.0
50,000		Philippine Government International Bond, 9.500%, 02/02/2030	73,720	0.0
200,000	(2)	Saudi Government International Bond, 4.000%, 04/17/2025	198,663	0.1
80,000		Turkey Government International Bond, 7.375%, 02/05/2025	82,755	0.0
50,000		Uruguay Government International Bond, 4.375%, 10/27/2027	50,177	0.0
23,539		Uruguay Government International Bond, 7.625%, 03/21/2036	30,808	0.0

	Total Foreign Government Bonds
	(Cost $1,499,150)		1,425,997	0.4

U.S. TREASURY OBLIGATIONS: 3.4%
		U.S. Treasury Bonds: 0.4%
1,560,000	(3)	3.000%, 08/15/2048	1,555,769	0.4
30,000		3.500%, 02/15/2039	32,874	0.0
			1,588,643	0.4

		U.S. Treasury Notes: 3.0%
236,000		1.500%, 10/31/2019	233,846	0.1
1,197,000		2.500%, 12/31/2020	1,196,841	0.3
1,936,000		2.625%, 12/15/2021	1,944,832	0.6
167,000		2.625%, 12/31/2023	167,879	0.0
2,051,000		2.875%, 11/30/2025	2,089,133	0.6
4,596,400		3.125%, 11/15/2028	4,771,663	1.4
			10,404,194	3.0

	Total U.S. Treasury Obligations
	(Cost $11,666,110)		11,992,837	3.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.6%
		Federal Home Loan Mortgage Corporation: 2.4%(7)
18,256		2.500%, 05/01/2030	17,891	0.0
16,047		2.500%, 05/01/2030	15,750	0.0
24,886		2.500%, 06/01/2030	24,358	0.0
40,037		3.000%, 03/01/2045	39,232	0.0
39,588		3.000%, 03/01/2045	38,816	0.0
44,429		3.000%, 04/01/2045	43,511	0.0
710,995		3.000%, 10/01/2046	694,177	0.2
490,633		3.000%, 08/01/2048	478,794	0.1
3,052,000	(8)	3.500%, 07/15/2041	3,051,278	0.9
76,915		3.500%, 03/01/2045	77,220	0.0
1,007,324		3.500%, 07/01/2047	1,008,705	0.3
757,940		3.500%, 03/01/2048	760,478	0.2
995,126		3.500%, 11/01/2048	998,523	0.3
262,944		4.000%, 12/01/2041	270,677	0.1
63,067		4.000%, 12/01/2042	64,960	0.0
23,820		4.000%, 09/01/2045	24,334	0.0
15,729		4.000%, 09/01/2045	16,078	0.0
13,683		4.000%, 09/01/2045	13,981	0.0
13,835		4.000%, 09/01/2045	14,130	0.0
245,612		4.500%, 08/01/2041	255,719	0.1
520,781		4.500%, 09/01/2041	544,999	0.2
5,312		5.500%, 07/01/2037	5,688	0.0
3,962		6.500%, 12/01/2031	4,371	0.0
			8,463,670	2.4

		Federal National Mortgage Association: 2.5%(7)
29,463		2.500%, 05/01/2030	28,860	0.0
64,783		2.500%, 06/01/2030	63,457	0.0
42,450		2.500%, 06/01/2030	41,581	0.0
24,141		2.500%, 07/01/2030	23,647	0.0
185,534		3.000%, 08/01/2030	185,776	0.1
108,599		3.000%, 09/01/2030	108,741	0.0
213,833		3.000%, 07/01/2043	210,414	0.1
85,566		3.000%, 09/01/2043	84,215	0.0
350,269		3.000%, 04/01/2045	343,921	0.1
213,363		3.000%, 07/01/2046	208,887	0.1
261,421		3.000%, 01/01/2047	255,329	0.1
1,766,000	(8)	3.000%, 01/18/2047	1,723,425	0.5
114,121		3.500%, 10/01/2042	115,083	0.0
751,739		3.500%, 08/01/2046	754,896	0.2
1,194,321		3.500%, 09/01/2047	1,195,638	0.4
1,082,000	(8)	4.000%, 08/25/2040	1,103,409	0.3
29,305		4.000%, 07/01/2042	30,156	0.0
200,451		4.000%, 07/01/2042	206,261	0.1
260,985		4.000%, 01/01/2045	269,873	0.1
62,755		4.000%, 06/01/2045	64,337	0.0
47,033		4.500%, 11/01/2040	49,310	0.0
121,660		4.500%, 10/01/2041	127,550	0.0
33,606		5.000%, 06/01/2033	35,698	0.0
8,554		5.000%, 02/01/2036	9,091	0.0
3,385		5.000%, 07/01/2036	3,597	0.0
85,480		5.000%, 07/01/2037	90,835	0.0
108,000	(8)	5.000%, 01/13/2040	113,178	0.0
141,168		5.000%, 11/01/2040	149,981	0.1
33,505		5.000%, 05/01/2041	35,468	0.0
95,562		5.000%, 06/01/2041	101,532	0.0
61,491		5.000%, 06/01/2041	65,332	0.0
765,788		5.000%, 08/01/2056	813,362	0.2

See Accompanying Notes to Financial Statements

20

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

137,877		5.500%, 12/01/2036	148,672	0.1
3,510		7.000%, 06/01/2029	3,556	0.0
453		7.000%, 10/01/2029	502	0.0
1,498		7.000%, 01/01/2032	1,604	0.0
579		7.000%, 04/01/2032	597	0.0
448		7.000%, 05/01/2032	451	0.0
555		7.500%, 11/01/2029	558	0.0
693		7.500%, 10/01/2030	693	0.0
			8,769,473	2.5

		Government National Mortgage Association: 0.7%
1,193,000	(8)	4.000%, 09/20/2040	1,221,806	0.4
60,665		4.000%, 11/20/2040	62,695	0.0
134,657		4.000%, 03/20/2046	138,364	0.0
285,000	(8)	4.500%, 06/20/2041	294,956	0.1
101,025		4.500%, 08/20/2041	106,035	0.0
662,413		4.500%, 09/15/2047	690,428	0.2
57,447	(5)	5.140%, 10/20/2060	58,211	0.0
51,032	(5)	5.310%, 10/20/2060	51,563	0.0
			2,624,058	0.7

	Total U.S. Government Agency Obligations
	(Cost $19,785,780)		19,857,201	5.6

ASSET-BACKED SECURITIES: 3.5%
		Automobile Asset-Backed Securities: 0.2%
100,000		Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	101,390	0.0
100,000		CarMax Auto Owner Trust 2018-4 D, 4.150%, 04/15/2025	102,060	0.1
100,000	(2)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	99,753	0.0
150,000		Santander Drive Auto Receivables Trust 2018-4 D, 3.980%, 12/15/2025	151,711	0.1
30,000	(2)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/2021	29,854	0.0
100,000	(2)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	100,550	0.0
			585,318	0.2

		Home Equity Asset-Backed Securities: 0.1%
211,799	(5)	GSAA Home Equity Trust 2006-4 4A3, 3.846%, 03/25/2036	172,646	0.0
198,597	(5)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	205,922	0.1
			378,568	0.1

		Other Asset-Backed Securities: 2.9%
67,943	(2),(9)	Ajax Mortgage Loan Trust 2016-C A, 4.000% (Step Rate @ 7.000% on 11/25/2019), 10/25/2057	68,032	0.0
146,094	(2),(9)	Ajax Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	145,271	0.0
250,000	(2)	ALM VIII Ltd. 2013-8A A1R, 3.926%, (US0003M + 1.490%), 10/15/2028	250,002	0.1
300,000	(2)	ARES XLVI CLO Ltd. 2017-46A A2, 3.666%, (US0003M + 1.230%), 01/15/2030	292,464	0.1
250,000	(2)	Avery Point IV CLO Ltd. 2014-1A CR, 4.840%, (US0003M + 2.350%), 04/25/2026	248,195	0.1
250,000	(2)	Babson CLO Ltd. 2014-IA BR, 4.669%, (US0003M + 2.200%), 07/20/2025	249,963	0.1
250,000	(2)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.669%, (US0003M + 1.200%), 01/20/2031	242,386	0.1
250,000	(2)	BlueMountain CLO 2015-1A BR, 4.936%, (US0003M + 2.500%), 04/13/2027	250,031	0.1
80,000	(2)	Burnham Park Clo Ltd. 2016-1A A, 3.899%, (US0003M + 1.430%), 10/20/2029	80,018	0.0
250,000	(2)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.769%, (US0003M + 1.300%), 04/20/2031	248,074	0.1
500,000	(2)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.727%, (US0003M + 2.250%), 07/23/2030	479,941	0.1
16,450		Chase Funding Trust Series 2003-5 2A2, 3.106%, (US0001M + 0.600%), 07/25/2033	15,997	0.0
250,000	(2)	CIFC Funding 2016-1A A, 3.949%, (US0003M + 1.480%), 10/21/2028	249,564	0.1
96,250	(2)	DB Master Finance LLC 2015-1A A2II, 3.980%, 02/20/2045	97,702	0.0
250,000	(2)	Deer Creek Clo Ltd. 2017-1A A, 3.649%, (US0003M + 1.180%), 10/20/2030	248,197	0.1
250,000	(2)	Dryden Senior Loan Fund 2017-47A A2, 3.786%, (US0003M + 1.350%), 04/15/2028	246,266	0.1
250,000	(2)	Dryden Senior Loan Fund 2017-47A C, 4.636%, (US0003M + 2.200%), 04/15/2028	241,905	0.1
250,000	(2)	Eaton Vance Clo 2015-1A A2R Ltd., 3.719%, (US0003M + 1.250%), 01/20/2030	243,906	0.1

See Accompanying Notes to Financial Statements

21

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

99,250	(2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	101,363	0.0
250,000	(2)	Gilbert Park CLO Ltd. 2017-1A A, 3.626%, (US0003M + 1.190%), 10/15/2030	247,715	0.1
43,403	(2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	44,842	0.0
289,241	(2)	J.G. Wentworth XXXIX LLC 2017-2A A, 3.530%, 09/15/2072	283,272	0.1
250,000	(2)	LCM XVI L.P. 16A CR2, 4.555%, (US0003M + 2.150%), 10/15/2031	243,574	0.1
250,000	(2)	LCM XXIII Ltd. 23A A1, 3.869%, (US0003M + 1.400%), 10/20/2029	249,477	0.1
200,000	(2),(5)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	191,696	0.0
87,576	(2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	88,741	0.0
458,384	(2)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	458,325	0.1
100,000	(2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	99,338	0.0
250,000	(2)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.789%, (US0003M + 1.320%), 03/17/2030	247,997	0.1
250,000	(2)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.811%, (US0003M + 1.375%), 07/15/2029	245,286	0.1
250,000	(2)	Octagon Loan Funding Ltd. 2014-1A CRR, 4.840%, (US0003M + 2.200%), 11/18/2031	237,189	0.1
130,000	(2)	OHA Loan Funding Ltd. 2015-1A AR, 4.026%, (US0003M + 1.410%), 08/15/2029	129,996	0.0
140,000	(2)	OHA Loan Funding Ltd. 2015-1A BR, 4.416%, (US0003M + 1.800%), 08/15/2029	136,902	0.0
250,000	(2)	Palmer Square CLO 2015-2A A1BR Ltd., 3.819%, (US0003M + 1.350%), 07/20/2030	245,052	0.1
99,750	(2)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	100,404	0.0
300,000	(2)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	300,289	0.1
200,000	(2)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	200,464	0.1
100,000	(2)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	100,275	0.0
100,000	(2)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	100,721	0.0
150,000	(2)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	153,304	0.0
50,250	(2)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	50,184	0.0
170,000	(2)	Symphony CLO Ltd. 2012-9A AR, 3.886%, (US0003M + 1.450%), 10/16/2028	170,001	0.0
100,000	(2)	Symphony CLO Ltd. 2016-18A B, 4.277%, (US0003M + 1.800%), 01/23/2028	99,722	0.0
123,125	(2)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/2046	124,313	0.0
100,000	(2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	101,768	0.0
250,000	(2)	Thacher Park CLO Ltd. 2014-1A CR, 4.669%, (US0003M + 2.200%), 10/20/2026	244,788	0.1
250,000	(2)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.733%, (US0003M + 1.190%), 11/01/2031	249,444	0.1
250,000	(2)	THL Credit Wind River 2017-1A C CLO Ltd., 4.745%, (US0003M + 2.300%), 04/18/2029	242,340	0.1
250,000	(2)	THL Credit Wind River 2017-2A A CLO Ltd., 3.699%, (US0003M + 1.230%), 07/20/2030	248,398	0.1
250,000	(2)	Tiaa Clo III Ltd 2017-2A A, 3.586%, (US0003M + 1.150%), 01/16/2031	245,051	0.1
200,000	(2),(5)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	178,624	0.0
99,000	(2)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	94,999	0.0
99,000	(2)	Wendy's Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	93,407	0.0
			10,247,175	2.9

		Student Loan Asset-Backed Securities: 0.3%
150,000	(2)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	152,673	0.1
19,896	(2)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	19,766	0.0

See Accompanying Notes to Financial Statements

22

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

44,967	(2)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	45,000	0.0
43,744	(2)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	42,351	0.0
250,000	(2)	Navient Private Education Loan Trust 2014-AA A3, 4.055%, (US0001M + 1.600%), 10/15/2031	258,190	0.1
100,000	(2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	95,183	0.0
30,243	(2)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	29,822	0.0
100,000	(2),(5)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	101,462	0.1
100,000	(2),(5)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	99,019	0.0
100,000	(2)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	98,408	0.0
			941,874	0.3

	Total Asset-Backed Securities
	(Cost $12,245,288)		12,152,935	3.5

	Total Long-Term Investments
	(Cost $349,282,680)		333,228,248	95.0

SHORT-TERM INVESTMENTS: 10.2%
		Securities Lending Collateral(10): 3.8%
3,159,102		Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $3,159,616, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $3,222,816, due 11/15/23-05/15/58)	3,159,102	0.9
3,159,102		Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $3,159,682, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,222,284, due 01/25/19-10/20/68)	3,159,102	0.9
657,168	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $657,273, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $670,312, due 02/29/24-09/09/49)	657,168	0.2
3,159,102	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $3,159,625, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $3,222,284, due 10/01/25-10/20/48)	3,159,102	0.9
3,159,102	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $3,159,685, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,222,334, due 07/15/20-02/15/47)	3,159,102	0.9
		13,293,576	3.8

Shares			Value	Percentage of Net Assets
		Mutual Funds: 6.4%
7,698,465	(11)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%	7,698,465	2.2
14,601,000	(11)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%	14,601,000	4.2
	Total Mutual Funds
	(Cost $22,299,465)		22,299,465	6.4

	Total Short-Term Investments
	(Cost $35,593,041)		35,593,041	10.2

See Accompanying Notes to Financial Statements

23

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018 (CONTINUED)

Total Investments in Securities (Cost $384,875,721)	$368,821,289	105.2
Liabilities in Excess of Other Assets	(18,340,669)	(5.2)
Net Assets	$350,480,620	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Preferred Stock may be called prior to convertible date.
(5)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(6)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(7)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(8)	Settlement is on a when-issued or delayed-delivery basis.
(9)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2018.
(10)	Represents securities purchased with cash collateral received for securities on loan.
(11)	Rate shown is the 7-day yield as of December 31, 2018.

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

24

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Balanced Portfolio, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 11, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 11, 2019